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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
           BY RULE 14A-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Rule 14a-12


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
                          MSC.SOFTWARE CORPORATION
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           1)   Title of each class of securities to which transaction
                applies: Common Stock and promissory notes
                ------------------------------------------------------------
           2)   Aggregate number of securities to which transaction applies:
                6,000,000 shares of Common Stock and $20,000,000 aggregate principal amount of promissory notes
                ------------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $20,000,000 in cash, $20,000,000
                aggregate principal amount of promissory notes and
                $111,600,000 of common stock (based on the closing price of
                $18.60 of the common stock on the New York Stock Exchange on
                May 22, 2001)
                ------------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                $151,600,000
                ------------------------------------------------------------
           5)   Total fee paid: $30,320
                ------------------------------------------------------------

/X/        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                ------------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           3)   Filing Party:
                ------------------------------------------------------------
           4)   Date Filed:
                ------------------------------------------------------------
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
[LOGO]                                                                  MSC.Software Corporation
                                                                               2 MacArthur Place
                                                                     Santa Ana, California 92707

                            NOTICE OF ANNUAL MEETING

Dear Stockholder:


On July 18, 2001 MSC.Software Corporation (the "Company") will hold its 2001 Annual Meeting of Stockholders at Doubletree Club Hotel, 7 Hutton Center, Santa Ana, California 92701. The meeting will begin at 10:00 a.m.



    Only stockholders who owned stock at the close of business on June 13, 2001 can vote at this meeting or any adjournments that may take place. At the meeting we will:


     1. Elect one Director to the Board of Directors (sometimes referred to in this proxy as the "Board");

     2. Vote on the issuance of up to 6,000,000 shares of Company common stock to the stockholders of Advanced Enterprise Solutions, Inc. (sometimes referred to in this proxy as "AES") in connection with the proposed acquisition of AES by the Company;

     3. Vote on the Company's 2001 Stock Option Plan (sometimes referred to in this proxy as the "2001 Plan");

     4. Ratify the appointment of Ernst & Young LLP as independent auditors for 2001; and

     5. Attend to other business properly presented at the meeting.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

    At the meeting we will also report on the Company's 2000 business results and other matters of interest to stockholders.


    The approximate date of mailing for this proxy statement and card(s) is June 18, 2001.


                             By Order of the Board,

                               /s/ Louis A. Greco

                     SECRETARY AND CHIEF FINANCIAL OFFICER
                                 June 15, 2001

                               TABLE OF CONTENTS

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                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS.......................................      1

SUMMARY.....................................................      4

PROPOSALS YOU MAY VOTE ON...................................     12

THE BOARD OF DIRECTORS......................................     13

  Nominee for Director......................................     13

  Continuing Directors......................................     13

  Statement on Corporate Governance.........................     14

  Certain Relationships and Related Transactions............     15

  Board Evaluation..........................................     15

  Chief Executive Officer Evaluation........................     16

  Directors' Compensation...................................     16

  Report of the Audit Committee.............................     16

EXECUTIVE COMPENSATION......................................     18

  Report of the Compensation Committee......................     18

  Compensation Committee Interlocks and Insider
    Participation...........................................     19

  Summary Compensation Table................................     20

  Option Grant Table........................................     21

  Aggregated Option Exercises and Year-End Option Values....     23

  Severance Plans and Other Information.....................     23

  Performance Graph.........................................     24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     25

ACQUISITION OF AES..........................................     26

  About the Acquisition of AES..............................     26

  Promissory Notes..........................................     26

  AES Options...............................................     26

  Document of Understanding.................................     27

  Business of AES...........................................     27

  AES Selected Financial Data...............................     33

  AES Management's Discussion and Analysis of Financial
    Condition and Results Of Operations.....................     34

  Principal Stockholders of AES.............................     36

  Our Principal Stockholders After the Acquisition..........     37

  Risk Factors..............................................     37

  Background of the Acquisition.............................     38

  Reasons for the Acquisition...............................     39

                                       i
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                               TABLE OF CONTENTS
                                  (CONTINUED)


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                                                                PAGE
                                                              --------
  Opinion of Financial Advisor..............................     40

  Accounting Treatment......................................     47

  Material United States Federal Income Tax Consequences of
    the Acquisition.........................................     47

  Regulatory Approvals......................................     47

  Federal Securities Law Consequences.......................     48

  No Dissenters' or Appraisal Rights........................     48

COMPARATIVE MARKET PRICE DATA...............................     48

THE MERGER AGREEMENT........................................     49

  Closing of the Acquisition................................     49

  Manner and Basis of Converting Securities.................     49

  Terms of the Merger Agreement.............................     49

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATMENTS........     54

2001 STOCK OPTION PLAN......................................     61

  Summary Description of the 2001 Plan......................     61

  Federal Income Tax Treatment of Options under the 2001
    Plan....................................................     63

  Specific Benefits.........................................     63

WHERE TO FIND MORE INFORMATION..............................     65

OTHER MATTERS...............................................     66

  Section 16(a) Beneficial Ownership Reporting Compliance...     66

  Exhibits to Annual Report on Form 10-K....................     66

  Stockholder Proposals.....................................     66

CONSOLIDATED FINANCIAL STATEMENTS OF ADVANCED ENTERPRISE
  SOLUTIONS, INC............................................    F-1

APPENDIX A--MSC.Software Audit Committee Charter............    A-1

APPENDIX B--Agreement and Plan of Merger....................    B-1

APPENDIX C--Stock Purchase Agreement........................    C-1

APPENDIX D--Opinion of A.G. Edwards & Sons, Inc.............    D-1

APPENDIX E--The MSC.Software Corporation 2001 Stock Option
  Plan......................................................    E-1
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                                       ii

                             QUESTIONS AND ANSWERS



1.                         Q:      WHAT MAY I VOTE ON BY PROXY?
                           A:      (1) The election of the nominee to serve on the Board;
                                   (2) The issuance of up to 6,000,000 shares of our common
                                   stock in connection with the acquisition of AES;
                                   (3) The proposed 2001 Plan; and
                                   (4) The ratification of the appointment of Ernst & Young LLP as independent auditors for 2001.

2.                         Q:      HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
                           A:      The Board recommends a vote FOR the nominee, FOR the
                                   issuance of stock, FOR the 2001 Plan and FOR the
                                   ratification of Ernst & Young LLP as independent auditors
                                   for 2001.

3.                         Q:      WHY DOES THE COMPANY WANT TO ACQUIRE AES?
                           A:      We believe that the acquisition of AES will expand the
                                   market we serve by enabling the Company to distribute our
                                   products to a wider customer base and will provide the
                                   Company with an expanded product line-up.

4.                         Q:      WHAT IS THE TOTAL CONSIDERATION TO BE PAID TO ACQUIRE AES?
                           A:      We will pay $20,000,000 in cash, issue up to $20,000,000 in promissory notes, subject to certain adjustments, and up to
                                   6,000,000 shares of our common stock, subject to certain
                                   adjustments, which includes shares that will be issued upon exercise of options held by employees of AES that we assume.
                                   The shares of our common stock to be issued, other than
                                   shares issued upon exercise of options, will have
                                   restrictions on transfer and the holders have agreed to vote the shares in the same proportion as the vote by the other stockholders.

5.                         Q:      WHAT PERCENTAGE OF THE COMPANY'S COMMON STOCK WILL BE ISSUED
                                   TO THE STOCKHOLDERS OF AES IN CONNECTION WITH THE
                                   ACQUISITION?
                           A:      We will issue up to 6,000,000 shares of our common stock to the stockholders and option holders of AES, subject to
                                   certain adjustments and subject to transfer and voting
                                   restrictions. After the completion of the acquisition, the former stockholders of AES, excluding AES options to be
                                   assumed by the Company, will hold up to approximately 27% of the issued and outstanding shares of Company common stock, however they will have limited ability to affect the outcome of any stockholder vote or to influence the Board.

6.                         Q:      WHEN DO YOU EXPECT TO COMPLETE THE ACQUISITION?
                           A:      We expect to complete the acquisition as soon as possible
                                   after the stockholders meeting if we obtain the required
                                   stockholder approval at the meeting. However, we cannot
                                   complete the acquisition until numerous other conditions
                                   have been satisfied or waived. Although we cannot predict
                                   when all the conditions will be satisfied or waived, we
                                   currently believe that we will complete the acquisition
                                   shortly after stockholder approval at the meeting.

7.                         Q:      WHAT DO I NEED TO DO NOW?
                           A:      After reviewing this document, indicate on your proxy card how you want to vote, sign it and mail it in the enclosed
                                   return envelope as soon as possible so that the proxy holder may vote your shares at your stockholders meeting.

8.                         Q:      WHY DOES THE COMPANY WANT TO ADOPT THE 2001 PLAN?
                           A:      Due to the increase in the number of employees as a result of the proposed acquisition of AES, the Board believes that the additional 2,000,000 shares available under the 2001
                                   Plan will enable the Company to better attract, retain and motivate employees, officers and directors.


9.                         Q:      WHO IS ENTITLED TO VOTE?
                           A:      Stockholders as of the close of business on June 13, 2001
                                   (the "Record Date") are entitled to vote at the Annual
                                   Meeting.

10.                        Q:      HOW DO I VOTE?
                           A:      Complete, sign and date each proxy card you receive and
                                   return it in the prepaid envelope. You have the right to
                                   revoke your proxy at any time before the meeting by:
                                   (1) notifying the Secretary of the Company in writing;
                                   (2) voting in person; OR
                                   (3) returning a later-dated proxy card.

11.                        Q:      WHO WILL COUNT THE VOTES?
                           A:      Representatives of Mellon Investor Services L.L.C. will
                                   count the votes and act as the inspector of election.

12.                        Q:      IS MY VOTE CONFIDENTIAL?
                           A:      Proxy cards, ballots and voting tabulations that identify
                                   individual stockholders are mailed or returned directly to
                                   Mellon Investor Services L.L.C. and are handled in a manner that protects your voting privacy. Your vote will not be
                                   disclosed except: (1) as needed to permit Mellon Investor
                                   Services L.L.C. to tabulate and certify the vote; (2) as
                                   required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be
                                   forwarded to management, but your identity will be kept
                                   confidential unless you ask that your name be disclosed.

13.                        Q:      WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
                           A:      The shares on your proxy card(s) represent ALL of your
                                   shares. If you do not return your proxy card(s), your shares will not be voted.

14.                        Q:      WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
                           A:      If your shares are registered differently and are in more
                                   than one account, you will receive more than one proxy card.
                                   Sign and return all proxy cards to ensure that all your
                                   shares are voted. We encourage you to have all accounts
                                   registered in the same name and address (whenever possible).
                                   You can accomplish this by contacting our transfer agent,
                                   Mellon Investor Services L.L.C.

15.                        Q:      HOW MANY SHARES CAN VOTE?
                           A:      As of the Record Date, June 13, 2001, 14,938,487 shares of common stock, the only voting securities of the Company,
                                   were issued and outstanding. Every stockholder of common
                                   stock is entitled to one vote for each share held.

16.                        Q:      WHAT IS A "QUORUM"?
                           A:      A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For
                                   the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a
                                   particular matter or if instructions were never received
                                   from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for
                                   quorum purposes and for the purpose of determining the
                                   outcome of any matter submitted to the stockholders for a
                                   vote.


17.                        Q:      WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

                           A:      A quorum must have been established in order to consider any matter. To elect a director, the candidate for director who receives the most votes will become a director of the
                                   Company. To approve the issuance of stock in connection with the acquisition of AES, a majority of votes cast on the
                                   proposal must approve the issuance of the stock, provided
                                   that the total vote cast on the proposal represents over 50%
                                   in interest of all shares of common stock entitled to vote.
                                   To approve the 2001 Plan, a majority of the shares
                                   represented at the meeting, either in person or by proxy,
                                   must be voted in favor of the 2001 Plan, with at least 50%
                                   of the total outstanding shares of Company common stock
                                   voting (either "for" or "against") the 2001 Plan (not
                                   including abstentions and broker non-votes). To ratify the appointment of auditors, a majority of the shares
                                   represented at the meeting, either in person or by proxy,
                                   must be voted in favor of the auditors.
                                   Any shares that are considered broker non-votes with respect to a particular matter will be treated as not present and
                                   not entitled to vote with respect to that matter, even
                                   though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

18.                        Q:      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
                           A:      Although we do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card will give
                                   authority to each of Frank Perna, Jr. and Louis A. Greco to vote on such matters at their discretion.

19.                        Q:      WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL
                                   MEETING DUE?
                           A:      Our Annual Meeting was delayed because of the acquisition of
                                   AES. We anticipate that the 2002 Annual Meeting will occur on its regular date in early May 2002. Accordingly, all
                                   stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Louis
                                   A. Greco, Secretary and Chief Financial Officer,
                                   MSC.Software Corporation, 2 MacArthur Place, Santa Ana,
                                   California 92707 by December 1, 2001. Each proposal must
                                   comply with applicable law and the Company's Bylaws. A
                                   stockholder proposal (other than in respect of a nominee for election to the Board) to be presented at the 2002 Annual
                                   Meeting, but not submitted for inclusion in the proxy
                                   statement, will be considered untimely under the Company's
                                   Bylaws if received by us after the close of business on the tenth day following the date on which the notice of the 2002
                                   Annual Meeting is first mailed to stockholders.

20.                        Q:      CAN A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE
                                   COMPANY?
                           A:      No. The Nominating Committee of the Board will not consider nominees recommended by the stockholders.

21.                        Q:      HOW MUCH DID THIS PROXY SOLICITATION COST?
                           A:      We hired Mellon Investor Services L.L.C. to assist in the
                                   distribution of proxy materials and solicitation of votes
                                   for $7,500 plus estimated out-of-pocket expenses of $2,500.
                                   We also reimburse brokerage houses and other custodians,
                                   nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                    SUMMARY


    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE TO FIND MORE INFORMATION" ON PAGE 65. EACH ITEM IN THIS SUMMARY INCLUDES A PAGE REFERENCE OR DOCUMENT REFERENCE DIRECTING YOU TO A MORE COMPLETE DESCRIPTION OF THAT ITEM.


MSC.SOFTWARE CORPORATION
2 MACARTHUR PLACE
SANTA ANA, CALIFORNIA 92707
(714) 540-8900

    MSC.Software Corporation (which we will sometimes call the "Company") is engaged in mechanical computer-aided engineering, including the development, marketing and support of mechanical computer-aided engineering software solutions to optimize product design and quality, reduce product design costs and time to market, and complement and minimize physical testing of products. We also provide a broad range of strategic engineering software consulting services to our customers to improve the integration and performance of their simulation technologies. We serve customers in several industries, including aerospace, automotive, off-road vehicles, machinery, electronics, consumer products, shipbuilding and railroad.

    The Company reincorporated in Delaware in 1994 and maintains its headquarters in Santa Ana, California. The Company also maintains a number of sales and client support offices in the United States and has sales and marketing personnel in 22 countries.

    You should review our Annual Report on Form 10-K, incorporated by reference in this document, for a more complete description of our business.


ADVANCED ENTERPRISE SOLUTIONS, INC.
1809 EAST DYER ROAD, SUITE 313
SANTA ANA, CA 92705 (SEE PAGES 27 TO 36)


    Advanced Enterprise Solutions, Inc. (which we will sometimes call "AES") is a privately held systems and software integrator and the largest IBM Product Lifecycle Management ("PLM") business partner in the Americas, selling Dassault Systemes' PLM software portfolio comprised of CATIA, ENOVIA, DELMIA and Smart Solutions.

DASSAULT SYSTEMES AND DASSAULT SYSTEMES OF AMERICA CORP.

    Dassault Systemes is a global software developer for the CAD/CAM/CAE/PLM markets, providing companies with the e-business solutions to implement their digital enterprise. The ADRs of Dassault Systemes are traded on the Nasdaq National Market under the symbol "DASTY." Dassault Systemes of America Corp. (which we will sometimes call "DSA") is a wholly owned subsidiary of Dassault Systemes.


REASONS FOR THE ACQUISITION (SEE PAGES 39 AND 40)


    The Board has identified benefits likely to result from the acquisition of AES. The Board believes the acquisition of AES will:

    - provide potential for significant revenue synergies within the Company's and AES' existing customer bases;

    - provide greater growth opportunities for the Company;

    - diversify the Company's product offerings to include systems, thereby offering the Company's customers a more complete solution;

    - add additional quality managers to the ranks of the Company; and

    - create a larger firm with greater market capitalization, thus providing added scale and greater resources to compete more effectively in the marketplace.


    These and other reasons for the acquisition of AES are explained in greater detail on pages 39 and 40 of this document.



RECOMMENDATION TO COMPANY STOCKHOLDERS (SEE PAGE 12)


    The Board believes that the acquisition of AES and the issuance of the restricted stock in connection with the acquisition of AES is fair to you and in your best interest and unanimously recommends that you vote FOR the issuance of the Company common stock in connection with the acquisition of AES.


OUR FINANCIAL ADVISOR SAYS THE ACQUISITION OF AES IS FAIR TO OUR STOCKHOLDERS FROM A FINANCIAL POINT OF VIEW (SEE PAGES 40 TO 47)


    In deciding to approve the acquisition of AES, our Board considered the opinion of A.G. Edwards & Sons, Inc., our financial advisor. A.G. Edwards & Sons, Inc. rendered an opinion to our Board that, based on and subject to the limitations contained in the opinion, the consideration to be paid by the Company in the acquisition of AES is fair, from a financial point of view, to our stockholders. This opinion is dated May 2, 2001 and is attached as Appendix D to this document. We encourage you to read this opinion.


REGULATORY APPROVALS ARE REQUIRED (SEE PAGE 47)


    Under the Hart-Scott-Rodino Antitrust Improvements Act, the acquisition of AES cannot be completed until both companies have given certain information and materials to the Federal Trade Commission and Department of Justice and a required waiting period has expired or been terminated. The companies submitted pre-merger notification and report forms on May 22, 2001.

    No other unsatisfied federal or state regulatory requirements must be met to complete the acquisition of AES.

THE ACQUISITION OF AES


    THE AGREEMENT AND PLAN OF MERGER IS ATTACHED AS APPENDIX B TO THIS DOCUMENT AND THE STOCK PURCHASE AGREEMENT IS ATTACHED AS APPENDIX C TO THIS DOCUMENT. WE ENCOURAGE YOU TO READ THE AGREEMENT AND PLAN OF MERGER AND STOCK PURCHASE AGREEMENT BECAUSE THEY ARE THE LEGAL DOCUMENTS THAT GOVERN THE ISSUANCE OF COMPANY COMMON STOCK. TO LEARN MORE ABOUT THE ACQUISITION OF AES GENERALLY, SEE PAGE 26.



    The Agreement and Plan of Merger (which we will sometimes refer to as the "Merger Agreement") and the Stock Purchase Agreement are the principal documents pursuant to which the Company will issue restricted stock in connection with the acquisition of AES. At the effective time of the acquisition, the Stock Purchase Agreement calls for the Company to issue up to approximately 1,762,100 restricted shares of Company common stock, subject to certain adjustments, in order to acquire 209 shares of AES common stock held by DSA. Simultaneously, the Agreement and Plan of Merger calls for the merger (the "Merger") of our subsidiary, AES Acquisition Corp., with AES in exchange for the issuance of up to approximately 3,511,900 restricted shares of Company common stock to the stockholders of AES (other than DSA) together with $20,000,000 in cash and up to $20,000,000 in promissory notes of the Company, subject to certain adjustments. As a result of the Merger:


    - AES will become our wholly owned subsidiary; and

    - the AES stockholders (including DSA but excluding AES options to be assumed by the Company) will own approximately 27% of our outstanding common stock.


    We will account for the acquisition of AES as a purchase of AES, as described under "The Acquisition of AES--Accounting Treatment" (page 47).

WHAT WILL HAPPEN TO THE OUTSTANDING SECURITIES OF THE COMPANY AND AES (SEE PAGE
49)


    NO CONVERSION OF COMPANY STOCK. Nothing will happen to your shares of Company common stock as a result of the transaction. They will not be converted, and you will not need to surrender them for any exchange. After the acquisition of AES, your certificates will represent the same number of shares of Company common stock as they represented before the acquisition of AES. However, because the number of shares of our outstanding common stock will increase by up to 6,000,000 shares if the acquisition of AES is completed, the percentage ownership of the Company now represented by your Company shares will be reduced.

    CONVERSION OF AES STOCK. As a result of the Merger, AES stockholders will receive a total purchase price comprised of Company common stock, cash and promissory notes of the Company.


COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION FOR COMPANY AND AES COMMON STOCK (SEE PAGE 11)



    COMPANY. Shares of Company common stock are listed on The New York Stock Exchange. On May 2, 2001, the last full trading day before the public announcement of the proposed acquisition of AES, our common stock closed at $15.11 per share. On June 14, 2001, Company common stock closed at $18.40 per share. We urge you to obtain current market quotations.


    AES. No market value information is available for the AES common stock since there is no established trading market for them.

    After the acquisition of AES, we do not expect to pay dividends in the foreseeable future.


WE HAVE GRANTED REGISTRATION RIGHTS TO THE AES STOCKHOLDERS (SEE PAGE 53)


    We have agreed to grant "piggyback" registration rights to the former AES stockholders, which means that the former AES stockholders will have the right to register their shares of Company common stock in the event that the Company registers shares other than those held by the former AES stockholders in certain circumstances. In addition, we have agreed to grant "demand" registration rights to the former AES stockholders so that after two years from the consummation of the Merger, the former AES stockholders can demand that the Company register their shares of Company common stock.


WHAT OUR OWNERSHIP WILL LOOK LIKE AFTER THE ACQUISITION (SEE PAGE 37)


    We expect to issue up to 6,000,000 restricted shares of Company common stock in connection with the acquisition of AES, representing about 27% of our outstanding common stock after the acquisition, excluding AES options to be assumed by the Company. Our existing stockholders will own the remaining 73% of the outstanding common stock after the acquisition.


VOTING RESTRICTIONS (SEE PAGE 52)


    In connection with the acquisition of AES, the former AES stockholders (including DSA) have agreed that they will vote the shares of Company common stock held by them in the same proportion as other stockholders of the Company vote in connection with matters submitted to a stockholder vote. In addition, the former AES stockholders have agreed that they will not cause any proposal to be submitted to the Board. These voting restrictions will terminate only if the percentage ownership of the former AES stockholders in the Company drops and remains below 10% of the outstanding Company common stock or if the Company defaults under the promissory notes issued in the acquisition or under certain other specified agreements.


TRANSFER RESTRICTIONS (SEE PAGE 53)


    DSA has agreed not to transfer any of its shares of Company common stock for a period of five years, except pursuant to the registration rights granted to the stockholders of AES, or upon default by the Company under certain agreements or a change in control of the Company. After that five-year period or upon a change in control, DSA has agreed not to transfer any of its shares of Company common stock without first offering them to the Company, except pursuant to the registration rights granted to the stockholders of AES or pursuant to certain provision of Rule 144 under the Securities Act of 1933.

    The stockholders of AES have agreed not to transfer any of their shares of Company common stock without first offering the shares to the Company, except pursuant to the registration rights granted to them by AES, pursuant to certain provisions of Rule 144 or a change in control of the Company.

    The stockholders of AES (including DSA) have agreed that in no event will they knowingly sell shares of Company common stock constituting 2% of the outstanding shares of Company common stock to any one person or group without first offering those shares to the Company.


DISSENTERS' AND APPRAISAL RIGHTS ARE NOT AVAILABLE (SEE PAGE 48)


    Company stockholders will not have any dissenters or appraisal rights as a result of the Merger.


THERE ARE CONDITIONS TO THE ACQUISITION (SEE PAGE 50)


    The completion of the acquisition of AES depends upon meeting a number of conditions, including:

    - obtaining Company stockholder approval;

    - the absence of any governmental order, law or private action preventing the transaction or seeking to prevent it;

    - the receipt of all necessary government and third party consents; and

    - satisfying other conditions customary in similar transactions.


HOW THE MERGER AGREEMENT CAN BE TERMINATED (SEE PAGE 52)


    The Merger Agreement can be terminated by the mutual agreement of AES and the Company at any time and by either company's board of directors in the event that the transaction is not completed by October 15, 2001. Either party can terminate the Merger Agreement in the event that the other party breaches any representation, warranty or covenant in the agreement that makes the breaching party unable to satisfy its conditions to closing, except that if the breach can be cured within 30 days, the agreement cannot be terminated until 30 days has elapsed without a cure. The Stock Purchase Agreement with DSA terminates automatically if the Merger Agreement terminates.


FEES AND EXPENSES (SEE PAGE 52)


    The Company and AES have agreed to pay all of their respective expenses incurred in connection with the Merger, except that the AES stockholders have agreed to pay for all expenses in excess of $150,000.


RISK FACTORS (SEE PAGES 37 AND 38)


    Before deciding how to vote on the acquisition of AES at our Annual Meeting of Stockholders, you should review "Acquisition of AES--Risk Factors".

DATE, TIME AND PLACE OF OUR ANNUAL MEETING


    We will hold our Annual Meeting of Stockholders on July 18, 2001, at the Doubletree Club Hotel, 7 Hutton Center, Santa Ana, California 92701, at 10:00 a.m. (Los Angeles time).


PURPOSES OF THE ANNUAL MEETING

    The purpose of our Annual Meeting is to consider and vote on: (1) the election of a nominee to serve on the Board, (2) the issuance of Company common stock in connection with the acquisition of AES, (3) the proposed 2001 Plan,
(4) the ratification of the appointment of Ernst & Young LLP as independent auditors for 2001 and (5) such other business as may be properly presented at the meeting.

COMPANY SUMMARY HISTORICAL FINANCIAL DATA

    The following selected financial data for the Company is derived from our audited consolidated financial statements. This selected historical data is only a summary and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and related notes to those financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2000 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, which are incorporated by reference in this document. See "Where to Find More Information."

                                                                                             AS OF AND FOR THE
                                                                                            THREE MONTHS ENDED
                                          AS OF AND FOR THE YEARS ENDED DECEMBER 31,             MARCH 31,
                                     ----------------------------------------------------   -------------------
                                       1996       1997     1998(1)    1999(2)      2000       2000       2001
                                     --------   --------   --------   --------   --------   --------   --------
                                                      (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
STATEMENT OF OPERATIONS DATA:
Revenue............................  $132,081   $132,804   $125,397   $149,235   $178,024   $ 39,347   $ 44,657
Operating income (loss)............  $ 18,685   $ 18,963   $(10,041)  $  2,636   $ 23,141   $  2,959   $  3,694
Net income (loss)..................  $  9,711   $  9,877   $(12,979)  $  5,097   $ 11,133   $    998   $  1,360
Basic earnings (loss) per share....  $   0.72   $   0.73   $  (0.95)  $   0.37   $   0.79   $   0.07   $   0.10
Diluted earnings (loss) per
  share............................  $   0.72   $   0.73   $  (0.95)  $   0.37   $   0.76   $   0.07   $   0.09
Cash dividends declared per
  share............................  $   0.22   $     --   $     --   $     --   $     --   $     --   $     --

BALANCE SHEET DATA:
Total assets.......................  $119,786   $129,053   $140,617   $187,220   $208,654   $196,790   $213,992
Long-term debt:
Note payable, less current
  portion..........................  $     --   $     --   $     --   $  4,533   $     --   $  3,733   $     --
Convertible subordinated
  debentures, net..................  $ 56,574   $ 56,574   $ 56,574   $ 58,287   $ 58,345   $ 58,302   $ 58,360
Subordinated notes payable, less
  current portion..................  $     --   $     --   $     --   $ 11,804   $  8,874   $ 11,881   $  8,953

--------------------------

(1) Includes a reduction in revenue of $9,398,000 related to the change in how we recognize revenue, an in-process research and development charge of $6,000,000 related to the acquisition of Knowledge Revolution, Inc., impairment charges of $8,164,000 and restructuring and other impairment charges of $2,365,000.

(2) Includes an in-process research and development charge of $4,067,000 related to the acquisition of MARC Analysis Research Corporation, impairment charges of $1,500,000 restructuring charges of $5,497,000, and a gain on sale of equity investment of $10,773,000.

AES SUMMARY HISTORICAL FINANCIAL DATA

    This summary of financial information for AES has been derived from the AES consolidated financial statements. The AES audited consolidated financial statements as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 and its unaudited consolidated financial statements as of March 31, 2000 and 2001 and for the three-month periods ended March 31, 2000 and 2001 are included elsewhere in this document. The information below should also be read in conjunction with "AES Management's Discussion and Analysis of Financial

Condition and Results of Operations" and the AES consolidated financial statements and related notes included elsewhere in this document.

                                                                                     FOR THE THREE
                                                      FOR THE YEARS ENDED               MONTHS
                                                          DECEMBER 31,              ENDED MARCH 31,
                                                 ------------------------------   -------------------
                                                   1998       1999       2000       2000       2001
                                                 --------   --------   --------   --------   --------
                                                                (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
  Revenue......................................  $53,399    $70,721    $97,664    $20,291    $18,364
  Operating income.............................  $ 1,367    $ 4,057    $10,208    $ 3,696    $ 1,336
  Net income...................................  $   810    $ 2,547    $ 6,817    $ 2,228    $   979

                                                                 DECEMBER 31,
                                                              -------------------   MARCH 31,
                                                                1999       2000        2001
                                                              --------   --------   ----------
                                                                   (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA:
  Cash and cash equivalents.................................  $ 7,834    $13,640      $ 2,115
  Short-term investments....................................  $ 7,117    $ 2,479      $12,012
  Working capital...........................................  $11,482    $16,059      $17,325
  Total assets..............................................  $30,930    $37,685      $29,496
  Long-term liabilities.....................................  $ 7,000    $ 5,000      $ 5,000
  Total stockholders' equity................................  $ 5,179    $12,001      $13,001

SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

    This summary unaudited pro forma consolidated financial data shows financial results as if the Company and AES had been combined for the periods shown. Pro forma combined figures are simply an arithmetical combination of our Company's and AES' separate historical financial results, with certain adjustments. Transaction costs will be incurred to complete the acquisition of AES. The costs include legal, financial advisor and accounting fees, and printing, mailing and proxy expenses. This acquisition will create goodwill in the pro forma consolidated results. The amount of goodwill will be based on the difference between the fair value of the consideration transferred to the AES stockholders in the acquisition and the fair value of AES' identifiable net assets. You should not assume that the two companies would have achieved the depicted results if they actually had been combined at the dates and for the periods shown or that they will achieve these results in the future. This summary unaudited pro forma consolidated financial data should be read along with the unaudited pro forma consolidated financial statements included in this document.

                                                    FOR THE YEAR ENDED          FOR THE THREE MONTHS
                                                    DECEMBER 31, 2000           ENDED MARCH 31, 2001
                                                --------------------------   --------------------------
                                                              EXCLUDING                    EXCLUDING
                                                           AMORTIZATION OF              AMORTIZATION OF
                                                 ACTUAL      GOODWILL(1)      ACTUAL      GOODWILL(1)
                                                --------   ---------------   --------   ---------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
STATEMENT OF OPERATIONS DATA:
Revenue.......................................  $275,688       $275,688      $63,021        $63,021
Operating income..............................  $ 27,439       $ 38,395      $ 3,552        $ 6,341
Net income....................................  $ 11,009       $ 22,465      $   605        $ 3,394
Basic earnings per share......................  $   0.57       $   1.16      $  0.03        $  0.17
Diluted earnings per share....................  $   0.54       $   1.05      $  0.03        $  0.16

------------------------

(1) In May 2001, the Financial Accounting Standards Board (the "FASB") announced, in connection with finalizing a new accounting statement for business combinations, its tentative conclusion that goodwill arising from business combinations, including prior business combinations, would no longer be required to be amortized. Goodwill would instead by reviewed for impairment at a reporting unit level, and the value would be written down only if the fair value of the reporting unit is less than its carrying amount, including goodwill.

    The FASB expects to vote on this statement in late June 2001 and issue the statement in the second half of July 2001. This statement would be effective for fiscal years beginning after December 15, 2001. In all cases, the statement must be adopted as of the beginning of a fiscal year.

    As a result of the pending new accounting statement, the Company has provided certain income statement information assuming no amortization of goodwill as if the new accounting statement had been effective as of January 1, 2000. However, the accounting statement has not yet been finalized and the provisions of the new accounting statement may change significantly before it is issued. Therefore, this additional information is not in accordance with generally accepted accounting principles. The amounts presented may differ materially based on the final allocation of the purchase price and the Company has not completed any required impairment analysis that might be required under the new accounting standard.

                                                                  MARCH 31, 2001
                                                              ----------------------
                                                              (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA:
Total assets................................................         $342,081
Long-term debt..............................................         $ 90,473

UNAUDITED COMPARATIVE PER SHARE DATA

    The following table presents comparative per share data for the Company and AES on a historical basis and for the Company and AES on a pro forma combined basis. The equivalent pro forma combined per share data for AES has not been presented as it is not material to the proposed transaction. The data gives effect to the acquisition of AES as if it had occurred at the beginning of the earliest period presented. Neither we nor AES paid any cash dividends during the periods presented. The unaudited pro forma combined financial data do not reflect any cost savings or other synergies anticipated by our management as a result of the acquisition.


    This data should be read in conjunction with the unaudited pro forma consolidated financial statements of the Company and AES on pages 54 to 60, the separate historical financial statements and related notes of the Company contained in our reports filed with the Securities and Exchange Commission, and the separate historical financial statements and related notes of AES included in this document. The unaudited pro forma consolidated financial data does not necessarily indicate the operating results or financial position that would have occurred had the acquisition been completed at the beginning of the earliest period presented and should not be construed as indicating future operations.


                                                   AES                                COMPANY
                                    ----------------------------------   ----------------------------------
                                                         THREE MONTHS                         THREE MONTHS
                                       YEAR ENDED           ENDED           YEAR ENDED           ENDED
                                    DECEMBER 31, 2000   MARCH 31, 2001   DECEMBER 31, 2000   MARCH 31, 2001
                                    -----------------   --------------   -----------------   --------------
HISTORICAL
  Diluted earnings per
    Share.........................       $ 6,197            $   890            $0.76              $0.09
  Book value per share............       $10,910            $11,819            $2.82              $2.72


                                                                                   THREE MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 2000   MARCH 31, 2001
                                                              -----------------   --------------
PRO FORMA COMBINED
  Diluted earnings per share................................        $0.54              $0.03
  Diluted earnings per share, excluding amortization of
    goodwill................................................        $1.05              $0.16
  Book value per share......................................          N/A              $6.67

                           PROPOSALS YOU MAY VOTE ON

1.  ELECTION OF DIRECTORS


   There is one nominee for election this year. Detailed information on the nominee, along with information on the other continuing directors, is provided at pages 13 and 14. Directors are divided into three classes, with each class being elected once every three years. All directors serve for a term of three years. The Company does not expect any of the nominees to become unavailable to stand for election, but should this happen, the Board will designate a substitute. Proxies voted on the original nominee will be cast for the substitute.


    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS DIRECTOR.

2.  ISSUANCE OF STOCK

   The Company has entered into a Merger Agreement and a Stock Purchase Agreement pursuant to which the Company will issue up to 6,000,000 restricted shares of common stock (subject to certain adjustments), which will represent approximately 27% of the outstanding common stock of the Company after their issuance, but excluding AES options to be assumed by the Company. These shares will be issued to the stockholders of AES as part of the consideration for the acquisition of AES by the Company. Under the rules of The New York Stock Exchange, it is a requirement that issuances of greater than 20% of the outstanding shares of stock of a listed company be approved by the stockholders. The Board believes that the issuance is advisable and that the acquisition of AES will enhance the Company's presence in the information technology and related services marketplace.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ISSUANCE OF STOCK IN CONNECTION WITH THE ACQUISITION OF AES.

3.  2001 PLAN

   The Board has approved the Company's 2001 Stock Option Plan because the Board believes that the shares available under the existing employee stock option plans are insufficient to meet the Company's needs as a result of the increase in the number of employees in connection with the acquisition of AES. The Board believes that the additional 2,000,000 shares available for issuance pursuant to the 2001 Plan will enable the Company to better attract, retain and motivate employees, officers and directors. The 2001 Plan unambiguously provides only for options granted at prices at or above fair market value on the date of grant, does not authorize reload options or option repricing, and limits options to a term of 10 years after the date of grant.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2001 PLAN.

4.  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

   The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for 2001. Ernst & Young has served as our independent auditors since 1983. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions. They also may make a statement if they so desire.

    YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 2001.

                             THE BOARD OF DIRECTORS

NOMINEE FOR DIRECTOR

    The following table sets forth certain information regarding the director in Class I who is a nominee for election to the Board for a three-year term.

                                                                                           DIRECTOR
      NAME           AGE                            LAST FIVE YEARS                         SINCE
-----------------  --------   -----------------------------------------------------------  --------
Frank Perna, Jr.      63      Chairman and Chief Executive Officer (December 14, 1998 to     1994
                              present) of the Company. Chairman and Chief Executive
                              Officer, EOS, a privately held provider of power supplies
                              for electrical equipment and notebook computers (1994 to
                              1998). Mr. Perna also serves as a director of California
                              Amplifier, Inc., a public company that designs and
                              manufactures a broad line of microwave amplifier equipment used with satellite video and terrestrial broadband
                              applications, and as a director of Geometric Software
                              Solutions Co. Ltd., a public company headquartered in India providing CAD/CAM/CAE/PDM software applications, component technology and development services. Mr. Perna previously
                              served as director of PDA Engineering (1990 to 1994) and
                              was a member of the Board of Directors of PDA Engineering
                              at the time it was acquired by the Company.

CONTINUING DIRECTORS

    The following table sets forth certain information, furnished to the Company by the respective persons named below, about the directors who comprise
Class II and Class III of the Company's Board.

    The following Class II directors are currently serving until the 2002 Annual Meeting and until their respective successors are elected and qualified:

                                                                                           DIRECTOR
      NAME           AGE                            LAST FIVE YEARS                         SINCE
-----------------  --------   -----------------------------------------------------------  --------
Donald Glickman       68      Managing Partner, J.F. Lehman & Company, a private equity      1998
                              investment firm (1993 to present). President of Donald
                              Glickman & Company, a private investment firm (1992 to
                              present). Mr. Glickman currently serves as Chairman of
                              Elgar Electronics (1998 to present), and as director of
                              Burke Industries (1997 to present), Monro Muffler Brake
                              Inc. (1984 to present), Massachusetts Mutual Corporate
                              Investors (1992 to present), Massachusetts Mutual
                              Participating Investors (1992 to present) and SCI
                              Incorporated (1998 to present). Monro Muffler Brake Inc.,
                              Massachusetts Mutual Corporate Investors and Massachusetts
                              Mutual Participating Investors are publicly held.

                                                                                           DIRECTOR
      NAME           AGE                            LAST FIVE YEARS                         SINCE
-----------------  --------   -----------------------------------------------------------  --------
Larry S. Barels       52      Principal, Pacific Capital Resources, Mr. Barels' private      1998
                              consulting practice (1996 to present). Chairman, Driveway
                              Corporation, a provider of Internet file storage solutions
                              (June 1999 to present). Advisor, Vantage Point Venture
                              Partners (1997 to present). Chairman, Openwave Systems,
                              Inc., a publicly held company that develops Internet and
                              intranet-based messaging server software (1995 to 1997).
                              Chairman and Chief Executive Officer, Wavefront
                              Technologies, a company involved in digital image
                              manipulation and computer animation (1985 to 1995). Mr.
                              Barels is currently a director of Miramar Systems (1990 to present) and Miravant Medical Technologies (1998 to
                              present).

    The following Class III directors are currently serving until the 2003 Annual Meeting and until their respective successors are elected and qualified:

                                                                                           DIRECTOR
      NAME           AGE                            LAST FIVE YEARS                         SINCE
-----------------  --------   -----------------------------------------------------------  --------
George N. Riordan     67      Former Chairman of the Board of the Company (February 1,       1983
                              1997 to December 14, 1998). Mr. Riordan is also Managing
                              Director, George Riordan & Co., investment bankers
                              (February 1991 to present) and is a director of Pancho's
                              Mexican Buffet, Inc. (1993 to present). Mr. Riordan was
                              previously a director of Lewis Galoob Toys, Inc. (1994 to
                              1996).

William F. Grun       54      Mr. Grun is a private investor and consultant. From 1996 to    1997
                              1999, he was the President and Chief Operating Officer of
                              Optum Software, a privately held supply chain software
                              company. From 1989 to 1996, he was an executive with
                              AlliedSignal (now Honeywell International) where he held
                              several positions including President of Aerospace Systems and Equipment.

STATEMENT ON CORPORATE GOVERNANCE

    The Board held six meetings during 2000, and all of the directors attended at least 75% of the Board meetings and committee meetings of which they were members.

    Although the full Board considers all major decisions of the Company, the Board has established several standing committees to more fully address certain areas of importance to the Company. The three committees of the Board are the:

    - Audit Committee;

    - Nominating Committee; and

    - Compensation Committee.

    The Committees are currently composed of:


NAME                                        AUDIT(1)   COMPENSATION(1)   NOMINATING
----                                        --------   ---------------   ----------
Donald Glickman...........................      X              X(2)
Larry S. Barels...........................                     X              X(2)
George N. Riordan.........................      X                             X
William F. Grun...........................      X(2)           X
Frank Perna, Jr...........................                                    X


------------------------

(1) The Audit and Compensation Committees are composed entirely of outside directors.

(2) Indicates Committee Chairman.

    AUDIT COMMITTEE: The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves the Company's financial disclosures, and communicates with the Company's independent auditors. The Audit Committee met seven times in 2000.

    NOMINATING COMMITTEE: The Nominating Committee is responsible for nominating directors to serve on the Board. The Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee did not meet in 2000.

    COMPENSATION COMMITTEE: The Compensation Committee reviews the compensation paid to corporate officers and makes recommendations regarding changes in salary, profit sharing, and yearly bonuses awarded to employees. This committee also administers the 1991 Stock Option Plan and the 1998 Stock Option Plan. The Compensation Committee met twice in 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 2000, the Company utilized the services of Geometric Software Solutions Co. Ltd. ("GSSL"), a public company headquartered in India that provides CAD/CAM/CAE/PDM software application, component technology and development services. Frank Perna, Jr. is a director of GSSL. In 2000, we paid $1,442,000 to GSSL.

BOARD EVALUATION

    In 1997, the Board implemented a process to evaluate Board performance and effectiveness. In 2000, the directors completed a Board evaluation questionnaire addressing twelve performance standards relating to the Board as a whole. In addition to the evaluation questionnaire, each Board member also completed a director evaluation form rating each of the other directors excluding themselves. The Board evaluation questionnaire and the director evaluation form were both modeled on samples provided in the Blue Ribbon Commission Report of the National Association of Corporate Directors. The completed questionnaires and evaluation forms were mailed confidentially to the Company's outside auditors who tabulated the results as to the Board's overall performance. Upon receiving the tabulated results from the auditors, the Nominating Committee reviewed the process and analyzed the results. In March 2001, the Nominating Committee presented a synthesis of the assessments and its recommendations to the full Board. The composite ratings in the categories surveyed were all "average" or higher. The Board intends to conduct a self-evaluation process similar to that conducted this year and last year on an annual basis. In addition, the Board will devote time at least twice a year to review and discuss industry trends and issues and the relative performance of the Company in comparison to its competitors and other companies in the industry.

CHIEF EXECUTIVE OFFICER EVALUATION

    The other members of the Board evaluated Mr. Perna in his capacity as Chief Executive Officer on a series of factors including leadership, strategic planning, financial results and succession planning. In each category, Mr. Perna met or exceeded expectations.

DIRECTORS' COMPENSATION

    Directors who are also employees or officers of the Company do not receive any additional compensation for their service on the Board. Currently, non-employee directors receive a $15,000 annual retainer plus $5,000 per year for each committee chair. Directors also receive $2,500 for each Board meeting they attend and $1,500 for each committee meeting they attend. In addition, non-employee directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties.

    Directors who are not officers or employees of the Company are eligible to participate in the Non-Employee Director Program. Under this program, directors receive a grant of options to purchase 10,000 shares of common stock of the Company upon election to the Board. In addition, directors receive an annual grant of options to purchase 3,000 shares of common stock on the first business day of each calendar year. On January 3, 2000, Larry Barels, Donald Glickman, George Riordan and William Grun each received 3,000 options to purchase common stock of the Company at an exercise price of $10.125. All of the options granted under the program become exercisable 12 months after the date of grant and expire on the fifth anniversary of the grant date.

REPORT OF THE AUDIT COMMITTEE

    THE FOLLOWING AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHALL NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS AUDIT COMMITTEE REPORT BY REFERENCE THEREIN.

    The members of the Audit Committee have been appointed by the Board. The Audit Committee is governed by a charter (attached as Appendix A) which was adopted at the March 8, 2001 meetings of the Audit Committee and the Board. The Audit Committee is comprised of three directors who meet the independence and experience requirements of the New York Stock Exchange.

    Duties of the Audit Committee include: (i) overseeing the Company's internal accounting and operational controls as well as its financial and regulatory reporting, (ii) selecting the Company's independent auditors and assessing their performance on an ongoing basis, (iii) reviewing the Company's financial statements and audit findings, and taking any action considered appropriate by the Audit Committee and the Board, (iv) performing other oversight functions as requested by the full Board, and (v) reporting activities performed to the full Board.

    Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence.

    Based on the review and discussions noted above, and relying thereon, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

    Fees related to services performed by Ernst & Young LLP in 2000 are as follows:

Audit Fees..................................................  $298,000
Financial Information System Design and Implementation......        --
All Other Fees..............................................   279,000
                                                              --------
  Total.....................................................  $577,000
                                                              ========

    The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining Ernst & Young's LLP independence.

                                  Audit Committee:
                                  William F. Grun, Chairman
                                  Donald Glickman
                                  George N. Riordan

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE


    THE COMPENSATION COMMITTEE OF THE BOARD HAS FURNISHED THE FOLLOWING REPORT ON EMPLOYEE COMPENSATION. THIS REPORT WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND WILL NOT BE DEEMED SOLICITING MATERIAL OR DEEMED FILED UNDER THOSE ACTS.


    The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for the general compensation policies of the Company, and administer the Company's various compensation plans, including its stock option plans and annual salary and bonus plans.

    Each year, we comprehensively review the compensation of the Company's Chief Executive Officer and the other senior executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following compensation philosophy for the Company:

    - executive compensation should be at or above the 50th percentile of high-tech industry market levels to allow the Company to attract and retain talented management;

    - annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value;

    - the majority of variable compensation should be directly related to sustained increases in stockholder value;

    - supplemental benefits and perquisites which reward executives without regard to performance should be minimal; and

    - all employees of the Company should be encouraged to think like stockholders.

    The compensation of the Chief Executive Officer and of the Company's other senior executive officers is comprised of three primary components:

    - Salary

    - Bonus

    - Stock options

    SALARY is fixed at a competitive level to attract and retain qualified candidates. BONUSES are tied specifically to performance of the Company, components or specific business units of the Company and/or individual contributions. STOCK OPTIONS are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

    SALARY. Mr. Perna's base salary was set at $325,000, effective January 1, 2000 and was determined by us in accordance with the general principles described above. The base salaries for the period from January 1, 2000 to December 31, 2000 for the remaining senior executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Perna.

    BONUS. For 2000, we established an expected target bonus for Mr. Perna of $375,000 that was dependent upon Company performance. Under the 2000 program, the target bonus of other senior executive officers was set at 40% of their annual base salary and was also dependent on both (1) specific performance factors established in advance by the Chief Executive Officer and (2) Company performance.

    For 2000, Mr. Perna's bonus was paid 50% in stock and 50% in cash.
Mr. Perna earned a bonus of $300,000 based on the revenue and earnings per share performance of the Company for fiscal 2000.

    STOCK OPTIONS. We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to encourage them to think like stockholders and enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. We assigned option awards to Mr. Perna and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels, individual performance, and their length of service with the Company.

    In December 1995, the United States Internal Revenue Service issued final regulations affecting all publicly held United States corporations (the "Regulations") interpreting the statutory limitation on the tax deductibility of compensation in excess of $1 million for certain executive officers. In general, we consider the anticipated tax treatment to the Company and to its executives of various payments and benefits. However, we will not necessarily limit executive compensation to that which is deductible under the Regulations. We will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

    No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of the management of the Company.

                                  Compensation Committee:
                                  Donald Glickman, Chairman
                                  Larry S. Barels
                                  William F. Grun

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    William Grun, Donald Glickman and Larry Barels each served as members of the Compensation Committee during 2000. None of the members of the Compensation Committee are officers or employees, or former officers or employees, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

SUMMARY COMPENSATION TABLE


                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                              AWARDS(1)
                                                            ANNUAL COMPENSATION              ------------
                                                  ----------------------------------------    SECURITIES
                                                                              OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                                              COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR     SALARY ($)   BONUS ($)(2)      ($)(3)         (#)(4)         ($)(5)
---------------------------            --------   ----------   ------------   ------------   ------------   ------------
Frank Perna, Jr., ...................    2000       327,084       125,000             0        400,000         39,801
Chairman and Chief Executive Officer     1999       306,731             0             0        150,000         37,267
                                         1998        14,808             0        87,930        278,000              0

Louis A. Greco, .....................    2000       224,375        27,520             0         45,024         26,107
Chief Financial Officer                  1999       210,417        28,363             0         75,000         24,425
                                         1998       203,750        73,100             0        105,000         23,747

Kenneth D. Blakely, .................    2000       219,037        26,240             0         40,000         25,395
Senior Vice President                    1999       193,542        27,181             0        100,000         25,776
                                         1998       191,000        65,000             0        115,000         22,047

Richard C. Murphy, ..................    2000       181,250        11,668       126,658         20,500         28,801
Vice President                           1999       145,417        34,491        64,319         50,000         20,047
                                         1998       138,750        30,000             0         75,000         15,080

Jeffrey Morgan, .....................    2000       171,875             0             0         45,500         19,107
Vice President                           1999             0             0             0              0              0
                                         1998             0             0             0              0              0


--------------------------

(1) The Company did not make any payments or awards that would be classifiable under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable Securities and Exchange Commission disclosure rules.

(2) Annual bonus amounts were paid in the fiscal years indicated, but were accrued and earned in relation to performance during the previous fiscal year. For example, bonuses shown for 2000 were paid in March 2000 but relate to performance for the 1999 fiscal year.

(3) The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive's aggregate fiscal 1998, 1999 or 2000 salary and bonus compensation.

(4) Unless otherwise noted, represents shares of stock underlying options granted under the Company's 1991 Stock Option Plan, as amended (the "1991 Plan") and the 1998 Plan. There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 1998, 1999 or 2000 to the above-named executive officers.

(5) Unless otherwise noted, the amounts shown constitute Company contributions on behalf of the named individuals to (a) the MSC.Software Corporation Profit Sharing Plan ("PSP") and (b) the MSC.Software Corporation Supplemental Retirement and Deferred Compensation Plan ("SERP") in the following amounts: Frank Perna, Jr.: 2000: $13,190 to PSP; $26,611 to SERP; 1999: $12,370 to PSP, $24,897 to SERP; Louis A. Greco: 2000: $13,190 to PSP,
    $12,917 to SERP; 1999: $12,370 to PSP, $12,055; 1998: $12,580 to PSP,
    $11,167 to SERP; Kenneth D. Blakely: 2000: $13,190 to PSP; $12,205 to SERP; 1999: $12,370 to PSP, $13,406 to SERP; 1998: $12,580 to PSP, $9,467 to SERP;
    Richard C. Murphy: 2000: $13,190 to PSP, $12,205 to SERP; 1999 $12,370 to
    PSP, $7,677 to SERP; 1998: $10,455 to PSP, $4,625 to SERP; Jeffrey Morgan:
    2000: $13,190 to PSP, $5,917 to SERP.

OPTION GRANT TABLE

    The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers for fiscal year 2000:


                                    NUMBER OF
                                   SECURITIES       PERCENT OF TOTAL
                                   UNDERLYING       OPTIONS GRANTED                                        GRANT DATE
                                     OPTIONS        TO EMPLOYEES IN    EXERCISE PRICE                     PRESENT VALUE
NAME                            GRANTED (#)(1)(2)   FISCAL YEAR 2000       ($/SH)       EXPIRATION DATE      ($)(3)
----                            -----------------   ----------------   --------------   ---------------   -------------
Frank Perna, Jr...............       100,000(10)           7.1%            13.0000        03/23/10          $606,000
                                     100,000(4)            7.1%            15.0000        03/23/10          $557,000
                                     100,000(11)           7.1%            20.0000        03/23/10          $457,000
                                     100,000(5)            7.1%            25.0000        03/23/10          $383,000

Louis A. Greco................         5,024(6)            0.4%            12.9375(8)     07/31/01          $ 15,000
                                      40,000(7)            2.8%             9.1250(8)     05/10/10          $185,000

Kenneth D. Blakely............        40,000(7)            2.8%             9.1250(8)     05/10/10          $185,000

Richard C. Murphy.............        20,000(7)            1.4%             9.1250(8)     05/10/10          $ 93,000
                                         500(9)            0.0%             8.6500(8)     11/02/10          $  2,000

Jeffrey Morgan................        25,000(5)            1.8%            12.3120(8)     03/23/10          $156,000
                                      20,000(7)            1.4%             9.1250(8)     05/10/10          $ 93,000
                                         500(9)            0.0%             8.6500(8)     11/02/10          $  2,000


------------------------

 (1) During 2000, options were granted pursuant to the 1991 Plan and the 1998 Plan. Options under the 1991 Plan and the 1998 Plan are nontransferable other than by will or the laws of descent and distribution or, in the case of the 1991 Plan, certain exceptions under Rule 16b-3 of the Securities Exchange Act of 1934. Options under the 1991 Plan are exercisable only during an optionee's term of employment, and for three months after termination of employment if as a result of permanent disability or retirement or resignation approved by the Board. Options under the 1998 Plan are generally exercisable for three months after resignation, twelve months after death or disability and either three or twelve months (depending on the nature of the option) after retirement. Both plans provide that vesting may be accelerated in certain events related to changes in control of the Company, unless the Compensation Committee, prior to such change in control, determines otherwise. The 1991 Plan provides that the Compensation Committee has discretion, subject to certain limits, to modify the terms of outstanding options and to regrant and reprice options. Both plans are administered by the Compensation Committee of the Board.

 (2) The 1991 Plan provides, under certain circumstances, for the grant of "reload options" if an optionee uses already-owned shares of common stock to pay for the exercise of any options. The reload provision permits the grantee the right to purchase the same number of shares of the Company's common stock as the grantee used to exercise any options at an exercise price equal to the fair market value of a share of common stock on the date of exercise of the initial option to which the reload relates. The 1998 Plan does not provide for "reload options".

 (3) Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 5.38%, the expected dividend yield is 0%, the expected volatility is 51.3% and the expected term is five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

 (4) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 23, 2000 under the 1998 Plan that are exercisable in installments, with 50% of the options becoming exercisable one year after the date of grant and with an additional 50% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the second anniversary date.

 (5) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 23, 2000 under the 1991 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

 (6) Represents a reload grant to employee of qualified stock options to purchase shares of common stock granted on March 2, 2000 under the 1991 Plan that are exercisable six months after the date of grant. Full vesting will occur on the sixth month anniversary date.

 (7) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on May 10, 2000 under the 1998 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

 (8) Options were granted at an exercise price equal to the fair market value on the date of grant.

 (9) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on November 2, 2000 under the 1998 Plan that are exercisable one year after the date of grant. Full vesting will occur on the first anniversary date.

 (10) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 23, 2000 under the 1998 Plan that are exercisable one year after the date of grant. Full vesting will occur on the first anniversary date.

 (11) Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 23, 2000 under the 1991 Plan that are exercisable in installments, with 33% of the options becoming exercisable one year after the date of grant and with an additional 33% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the third anniversary date.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table shows information for the named executive officers, concerning:

    (1) exercises of stock options during 2000; and

    (2) the amount and values of unexercised stock options as of December 31, 2000.


                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING OPTIONS           IN-THE-MONEY OPTIONS
                                SHARES       VALUE            AT FY-END (#)               AT FY-END ($)(1)
                             ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
NAME                         EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------   --------   -----------   -------------   -----------   -------------
Frank Perna, Jr............           0           0      221,500        612,500        454,000        454,000
Louis A. Greco.............      10,000      64,000      211,274        148,750         36,000        108,000
Kenneth D. Blakely.........           0           0      142,500        172,500         61,000        143,000
Richard C. Murphy..........           0           0       75,000         95,500         37,000         72,000
Jeffrey Morgan.............           0           0        6,250         64,250         12,000         36,000


------------------------

(1) Based on the closing price of the Company's common stock on December 31, 2000 ($7.85 per share) minus the exercise price of "in-the-money" options.

SEVERANCE PLANS AND OTHER INFORMATION

    The Company has entered into severance agreements with certain of the named executive officers and other key employees. These severance agreements provide that, if the Company or the employee terminates the employee's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control(1) of the Company, the employee will receive a severance payment. The severance payments will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreements are automatically renewed annually unless the Company gives written notice that it does not wish to extend them. In addition, the agreements will continue in effect for three years after a change in control of the Company.

    - PERNA, GRECO, BLAKELY, MURPHY & MORGAN. The severance payment for Frank Perna, Jr., Louis Greco, Kenneth Blakely, Richard Murphy, Jeffrey Morgan and certain other key employees will be a cash payment of two and one-half times the average of the cash compensation received by the employee over the last five years.

------------------------

(1) Under the severance agreements, a change in control is defined to include the following transactions unless approved by a majority of the Board of
    Directors:

    (a) any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

    (b) the election in a contest for election of a majority of the Board who were not directors prior to such contest;

    (c) the stockholders approve the dissolution or liquidation of the Company;

    (d) the stockholders approve a merger, consolidation or other reorganization of the Company, as a result of which less than 50% of the outstanding voting securities of the resulting entity are owned by former stockholders of the Company, or

    (e) the stockholders approve the sale of all or substantially all of the assets of the Company to a person or entity which is not a subsidiary of the Company.

    - OTHER KEY EMPLOYEES. Some key employees with severance agreements who have been employed by the Company for at least five years will receive a severance payment at least equal to the average of the employee's total cash compensation over the last five years, increasing ratably to a maximum of two times the average of the last five years of such employee's total cash compensation if the employee was employed for ten years or more. Others will receive two and one half times the average of the cash compensation received by the employee over the last five years regardless of the length of service. A total of 149 employees have severance agreements with the Company.

PERFORMANCE GRAPH

    The following graph provides a five-year comparison of cumulative total returns for the Company, the Media General Technical/System Software Index ("MG Group Index") and the New York Stock Exchange Market Value Index ("NYSE Market Index"). The comparison covers the five-year period from December 29, 1995 to December 29, 2000, and assumes that $100 was invested at the beginning of the five-year period in the Company's common stock and each index. Cumulative total returns assumes reinvestment of dividends on the date the dividends were declared.

    The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          12/29/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/29/2000
MSC.Software Corporation         100          51          63          45          66          51
MG Group Index                   100         114         103         115         152         121
NYSE Market Index                100         120         158         189         206         211

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth, as of March 15, 2001, the names, addresses, and holdings of those persons known to the Company to be beneficial owners of more than 5% of its common stock, the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table ("named executive officers") and the holdings of all executive officers and directors as a group.


NAME AND ADDRESS OF                                  AMOUNT BENEFICIALLY OWNED AND
BENEFICIAL OWNER                                   NATURE OF BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
-------------------                                ---------------------------------   -------------------
Royce & Associates, Inc..........................                1,427,415(3)                 10.0%
  1414 Avenue of the Americas
  New York, NY 10019
Nearchos Irinarchos..............................                1,532,013(4)                  9.7%
  Vikavagen 9
  5-167 71 Bromma, Sweden
Larry S. Barels..................................                   46,000                       *
Donald Glickman..................................                   23,000                       *
William F. Grun..................................                   29,000                       *
George N. Riordan................................                   81,600                       *
Frank Perna, Jr..................................                  489,687                     3.3%
Louis A. Greco...................................                  268,195                     1.9%
Kenneth D. Blakely...............................                  176,195                     1.2%
Richard C. Murphy................................                  109,439                       *
Jeffrey Morgan...................................                   17,500                       *
All directors and executive officers as a group                  1,418,986(5)                 10.0%
  (14 persons)...................................


------------------------

*   Holdings represent less than 1% of all shares outstanding.

(1) Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, beneficial ownership is direct (and includes shares held pursuant to the MSC.Software Corporation's Profit Sharing Plan, 1998 and 1999 Executive Bonus Plan and Employee Stock Purchase Plan), and the person indicated has sole voting and investment power over the shares of common stock indicated. The amounts shown in this column include shares issuable upon
    (i) conversion of the Company's 7 7/8% Convertible Subordinated Debentures due 2004 (the "Debentures") or (ii) exercise of options which are exercisable on or within 60 days of March 15, 2001, in the following amounts: Larry S. Barels, 16,000; Donald Glickman, 16,000; William F. Grun, 19,000; George N. Riordan 71,500; Frank Perna, Jr., 393,500; Louis A. Greco, 228,774; Kenneth D. Blakely, 162,500; Richard C. Murphy, 86,250; and Jeffrey Morgan, 17,500.

(2) All expressions of percent of class held assume that the Debentures and options, if any, of the particular person or group in question, and no others, have been exercised.

(3) Based upon information set forth in a Schedule 13G/A filed under the Securities Exchange Act of 1934 by Royce & Associates, Inc., Royce Management Company, and Charles M. Royce in February 2001. These entities are filing as a group. Royce & Associates, Inc. has sole voting and investment power with respect to 1,427,415 shares of common stock and Royce Management Company has sole voting and investment power with respect to 5,000 shares of common stock. Charles M. Royce may be deemed to be a controlling person of both Royce & Associates, Inc. and Royce Management Company. Mr. Royce does not own any shares outside of these entities, and disclaims beneficial ownership of the shares held by Royce Management Company and Royce & Associates, Inc.

(4) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Nearchos Irinarchos, Dendron Technology B.V. and Fronos Technology B.V. in June 1999. Nearchos Irinarchos is the sole shareholder and general manager of each of Dendron and Fronos and shares the power to vote and the power to dispose or direct the disposition of an aggregate of 1,400,000 shares of common stock issuable upon the exercise of warrants of the Company and 132,013 shares of common stock issuable upon the conversion of Debentures.

(5) Includes 1,185,358 shares issuable upon exercise of options granted to the directors and executive officers of the Company that are exercisable on or within 60 days of March 15, 2001. See footnote 1 above.

                               ACQUISITION OF AES

ABOUT THE ACQUISITION OF AES


    The Company and DSA have entered into a Stock Purchase Agreement pursuant to which the Company will purchase from DSA all the shares of the AES capital stock held by DSA. The Company will pay DSA up to approximately 1,762,100 shares of the Company's common stock. The closing of the purchase of shares from DSA is conditioned upon the closing of the Merger under the Merger Agreement.



    The Company and AES have entered into a Merger Agreement pursuant to which AES will merge with AES Acquisition Corp., a wholly owned subsidiary of the Company, which will result in AES becoming a wholly owned subsidiary of the Company. In the Merger, the stockholders of AES, other than DSA, will receive
(i) $20,000,000 in cash, (ii) promissory notes in the aggregate principal amount of up to $20,000,000, subject to adjustment, and (iii) up to approximately 3,511,900 shares of the Company's common stock. The Company will also assume outstanding employee options to acquire AES capital stock, which will be converted into options to acquire up to approximately 726,000 shares of the Company's common stock.


PROMISSORY NOTES

    The promissory notes to be issued to stockholders of AES, other than DSA, will mature in 2003 on the anniversary of the consummation of the acquisition of AES, and will bear interest at the rate of 7% per annum. The promissory notes may be prepaid at any time by the Company.

    The promissory notes will be subordinate in right of payment and liquidation to any and all commercial bank term loans and secured lines of credit of the Company existing or thereafter incurred ("Senior Indebtedness"). The Company has agreed that, so long as the promissory notes are outstanding, the Company will not, without the prior written consent of Nader Khoshniyati (which consent will not be unreasonably withheld), incur any obligation for borrowed money, other than Senior Indebtedness, with a stated maturity date prior to the stated maturity date of the promissory notes.

AES OPTIONS

    Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding employee option to purchase shares of the capital stock of AES will be assumed by the Company. Each assumed option will continue to have, and be subject to, the same terms and conditions, except:

        (i) the options will be fully vested;

        (ii) the options will be exercisable for shares of common stock of the Company determined by a formula set forth in the Merger Agreement;

       (iii) the exercise price of the options will be revised appropriately;
    and

        (iv) each optionholder will be required to enter into a lock-up agreement that will limit the ability of the optionholder to sell or otherwise dispose of shares of common stock of the Company acquired upon exercise of options for specified time periods to be agreed to by the Company and AES.

DOCUMENT OF UNDERSTANDING

    In connection with the execution of the Merger Agreement and the Stock Purchase Agreement, the Company, AES, DSA and Dassault Systemes entered into a Document of Understanding. Under the Document of Understanding, the Company agrees that, in connection with the Company's assumption of the IBM US Partner and Solution Provider/ Complementary Marketing Agreement between AES and IBM as a result of the acquisition of AES, the Company will form a business unit fully dedicated to the sale of products of Dassault Systemes, to which the current business of AES and its subsidiary will be transferred. Dassault Systemes will agree to develop and market, through IBM, the products of Dassault Systemes and provide the Company, through IBM, with the necessary licensing rights, authorizations and market support. The Company agrees to keep a staff of 32 quota carrying salespersons and associated application engineers fully assigned to sell products of Dassault Systemes and directly related hardware and services.

    If the acquisition of AES is consummated, the Company agrees that it will not sell CAD, CAM or PDM product offerings competitive with those offered by Dassault Systemes.

    In connection with the acquisition of AES, the Company will assume a promissory note payable to DSA (sometimes referred to in this document as the "DSA Promissory Note") in the aggregate principal amount of $5,000,000 at April 1, 2001 that is due December 31, 2003. It is the intent that the DSA Promissory Note will be repaid with 10% bonus fees to be paid by IBM for sales by the Company of certain products. If the DSA Promissory Note is not paid in full by December 31, 2003 through the bonus fees, the DSA Promissory Note will be forgiven by DSA if:

        (i) the Company maintains the required staff of 32 quota carrying salespersons;

        (ii) the Company maintains the business unit as described above;

       (iii) the Company has sold CATIA products in the proportion of approximately two CATIA P1 sales for each one CATIA P2 sale; and

        (iv) the Company has complied with its non-compete obligation as described above.

    If any of the principal amount of the DSA Promissory Note at December 31, 2003 is not forgiven, the stockholders of AES, other than DSA, will place in escrow 250,000 shares of the common stock of the Company acquired in the acquisition of AES to reimburse the Company for the payment of any outstanding principal amount.

BUSINESS OF AES

    AES began in 1989 as MicroCAD Technologies, Inc. ("MicroCAD"). Initially, MicroCAD focused on reselling the CAD/CAM/CAE tools and related products and services of Computervision Corporation and, for several years, ranked as a top business partner of Computervision. In 1995, MicroCAD, through its subsidiary, Tyra Technologies, Inc. ("Tyra"), acquired CAD Solutions, Inc., a key partner of AutoDesk and SDRC in North America.

    As business evolved, MicroCAD recognized the need to expand its product offerings beyond its focus on engineering solutions. Seeing clients' needs in the expanding enterprise and information technology ("IT") arena, MicroCAD began to develop and build upon its engineering solutions expertise and began to develop markets in data management, IT infrastructure and services. In order to augment this effort, in 1996, MicroCAD developed partnerships with Oracle, Hewlett-Packard and Sun Microsystems, Inc. These partnerships bolstered MicroCAD's enterprise and database expertise. In 1998, in order to reflect its new mission and growing success in offering total enterprise solutions, MicroCAD and Tyra began to do business under the name Advanced Enterprise Solutions.

    In May 1999, Tyra and MicroCAD effected a reorganization pursuant to which Tyra and MicroCAD became wholly owned subsidiaries of AES. Concurrently, AES and DSA formed a strategic partnership whereby AES became a reseller of DSA's CATIA software. This transaction positioned AES as a leading CATIA solution provider and refocused its high-end engineering solutions practice around the CATIA family of products and services. Since becoming a partner with DSA, AES has increased its coverage model for CATIA by acquiring several regional resellers that have complimented AES' regional coverage model.

    In 1999, AES welcomed a team of process consultants and engineers formerly responsible for deployment of tools at Boeing. This group is currently focused on improving process development, developing automation tools and ensuring "best practices" in support of large and medium engineering and manufacturing customers.

    AES is headquartered in Santa Ana, California with sales and support offices in Pleasanton, Sunnyvale, Woodland Hills and San Diego, California, Scottsdale, Arizona, Schaumburg, Illinois, Indianapolis, Indiana, Wichita, Kansas, Detroit and Kalamazoo, Michigan, Milford and Independence, Ohio, Wayne, Pennsylvania, Nashville, Tennessee, Irving and Houston, Texas, Seattle, Washington, and Racine, Wisconsin.

    RESELLER INDUSTRY

    The reseller industry is the extended arm of technology manufacturers. In essence, a CAD/CAM/ CAE reseller delivers and integrates a mix of products from a variety of manufacturers into tools that are tailored to clients' particular needs. Resellers add value to both product manufacturers and clients because they can better evaluate a client's individual needs and tailor a customized turn-key solution consisting of hardware, software, a variety of product and integration services, application support and training. A reseller's goal is to be the expert source where customers can acquire products, knowledge, support, training and integration resources.

    There are many factors that determine the overall success of a CAD/CAM/CAE reseller organization relative to competitors. These include technical expertise (technical skill sets, industry experience, etc.), pre- and post-sales support capabilities, customer relationship management (sales and service staff), security (financial soundness, years in business, etc.), geographic coverage and price.

    Other than the direct sales forces of the technology manufacturers, AES' major competitors are RAND Worldwide-TM-, headquartered in Mississauga, Ontario, Canada and Matra Datavision, a wholly owned subsidiary of European-based EADS. RAND Worldwide-TM- is the reseller of PTC's design automation products including Pro/ENGINEER and Pro/DESKTOP and Matra Datavision is the reseller of a variety of products, including Euclid 3 and the CATIA family of products, which consists of CATIA V4, CATIA V5, Enovia and CATIA Team PDM.

    Among the technology manufacturers having direct sales forces, SDRC competes with AES in the areas of e-mechanical, e-product knowledge management, e-business integration and e-collaborative products. PTC competes with AES in the areas of software-based collaborative product commerce solutions for engineering, enterprise and Internet marketplaces and exchanges. Other competitors include IBM's PLM Solutions, a new e-business solution from IBM and Dassault Systemes that leverages the knowledge and innovation of designers and engineers along with the creativity of supply chain partners and customers in other parts of the enterprise and Unigraphic's UGS Internet-based product life cycle collaboration solutions. IBM also competes with AES in the sense that IBM also distributes the CATIA family of products; however, IBM addresses larger Fortune 100 accounts such as Boeing and Daimler Chrysler while AES primarily focuses on middle market clients.

    PRODUCTS AND SERVICES

    AES products and services are grouped into two general categories:

    - Product Development, Engineering and Manufacturing and Product Life Cycle Management Solutions, and

    - IT Services.

    PRODUCT DEVELOPMENT, ENGINEERING AND MANUFACTURING AND PRODUCT LIFE CYCLE MANAGEMENT SOLUTIONS. AES offers a number of products that address the needs of product development and manufacturing companies in the automotive, aerospace, consumer goods, fabrication and assembly, electrical and electronics, industrial machinery, architectural engineering and construction ("AEC") and plant design and shipbuilding industries. Generally these applications include mechanical design, shape design and styling, analysis, equipment and system engineering, Numeric Control Machining ("NC") manufacturing, plant design, and workgroup and enterprise product data management. These products represent over 100 integrated software modules that support product design as well as product life cycle management ("PLM") solutions. AES' PLM solutions center primarily around DSA's products, which consist of CATIA, Enovia, Delmia and SmartSolutions. The third party applications that provide complimentary functionality to DSA products include electrical simulation and harness design from Mentor, analysis tools from the Company, and tools for design-centric activities from Autodesk.

    The services offered by AES in the area of PLM and product development, engineering and manufacturing solutions consist of consulting, deployment, development, engineering and professional training services. The following describes each of the specific services offered by AES within each of these categories:

CONSULTING SERVICES

    - ENGINEERING OPTIMIZATION. AES assists clients in enabling multi-disciplinary collaboration and concurrent engineering and eliminating redundant activities.

    - E-ENGINEERING. AES helps clients achieve easy and effective collaboration, reduce cycle time, accelerate decision-making and gain access to people and vital product information.

    - CULTURE CHANGE MANAGEMENT. AES counsels clients to help them identify ways to reduce or eliminate resistance to change in order to obtain commitments from end-users and stakeholders of new technologies.

    - SUPPLY CHAIN INTEGRATION. AES works with clients to help resolve cost and lead-time issues, ensure compatible tools and environments, define standards and procedures and develop alliances with key suppliers in order to leverage their expertise over the long term.

DEPLOYMENT SERVICES

    - SOLUTIONS IMPLEMENTATION. AES helps plan and manage implementations in order to ensure rapid and successful deployments. AES also provides an integrated test bed environment, delivers training and education to support deployments and ensures IT infrastructure readiness to minimize the impact associated with the deployment of new technologies.

DEVELOPMENT SERVICES

    - APPLICATION CUSTOMIZATION. Depending on a client's needs, AES customizes templates, databases, graphical user interfaces and applications for web access and integration.

    - APPLICATION DEVELOPMENT. AES creates customized applications based on customer-defined requirements for automated quality checking, web utilization and knowledge management.

    - APPLICATION INTEGRATION. AES can integrate and bridge a variety of divergent applications and create applications that format and/or enhance data used by other applications.

    - DATABASES. AES will install, modify and oversee the migration of databases, schema and object modules.

    - PROGRAMMING. AES provides programming services for customer-driven solutions and enterprise-wide applications.

ENGINEERING SERVICES

    - ANALYSIS. AES provides a broad range of analysis services, including stress, thermal, dynamics and linear and non-linear analysis for a variety of industries.

    - DATA TRANSLATIONS. AES helps clients exchange data between various CAD systems.

    - DESIGN. AES can assist clients in defining requirements, conceptualizing form, fit and function details, designing for ease of manufacture and cost and reverse engineering.

    - LEGACY CONVERSION. AES can provide processes and resources to convert vellum and scanned drawings to CAD data using manual or automated processes and can manage the associated conversion issues.

PROFESSIONAL TRAINING SERVICES

    - PRODUCT TRAINING. AES offers training services both at AES facilities and at the client site. AES offerings include training in a variety of aspects of products manufactured by Dassault Systemes, SmarTeam and Autodesk as well as training in areas such as knowledge-based engineering.

PROCESS ARCHITECTURE LAB

    In addition to the foregoing products and services relating to product development, engineering and manufacturing and PLM solutions, a major element of AES' consulting services centers around the Process Architecture Lab (or "PAL"), which is a research and development lab established and operated by AES and made up of a growing consortium of companies committed to the development and deployment of a Process Managed Digital Enterprise ("PMDE"). To all its participating members, the PAL provides a forum to discuss, discover, resolve, develop, and deploy world-class concepts, methods, and tools that integrate their customers' product development environments. Vendors for design, analysis, manufacturing, PDM, web-enablement, knowledge-based engineering (KBE), agent technology, cost modeling, optimization, and many other applications and solutions are committed members of the PAL.

    From the PMDE perspective, the PAL extends the integration of e-business solutions beyond narrow mainstream focus into the product development arena. By working closely with a large group of world-class companies and having access to their developers and products, the PAL is continually advancing the digital enterprise. This collaborative approach enables simulation of a client's environment and the discovery of integrated solutions to unusually difficult or unique challenges. In addition, as a result of its experience in validation scenarios and other R&D activities, the PAL is in a unique position to make recommendations to participants regarding solutions and enhancements to their products. Participants use the PAL as a showcase to validate their product's integration with multi-disciplinary, process-centric applications. The PAL also validates the operation of applications across multiple platforms and sites.

    The services provided by AES through the PAL include the following:

    - ARCHITECTURE DEVELOPMENT. The PAL provides the data architecture required for data management and defines the process architecture to support product development and business processes.

    - TOOLS & PROCESSES VALIDATION/TESTBED. The PAL enables members to verify the match between product capabilities and customer requirements, test and determine the best tools and reduce risks and negative impacts associated with product deployment.

    - TOOLS INTEGRATION. The PAL provides members with the ability to ensure data collaboration and integration between different tools.

    - TOOL SETS FOR RAPID DEPLOYMENT. The PAL allows users to develop prepackaged integrated solutions and to create applications for administrators that can ease installations.

INFORMATION TECHNOLOGY SOLUTIONS

    AES' information technology products and services solutions address workgroup and enterprise computing requirements. Product solutions include system and software tools for high availability servers and clusters, databases and applications, workgroup systems, direct and network attached data storage, storage area networks (or "SANs"), archive systems and software, network infrastructure and management software and database tools. The vendor partners for these solutions are Sun Microsystems, IBM, Hewlett-Packard and EMC for systems, servers and storage, Veritas for cluster management and back up software, Cisco for network infrastructure, iPlanet for web infrastructure, and Oracle for database software.

    The information technology services provided by AES consist generally of consulting, deployment, networking and support. Consulting services consist of system and requirement specification assessment, migration and pre-implementation planning, server consolidation, and project management. Deployment services include systems integration, systems tuning, database tuning, cluster configuration, SAN implementation, system/network operation and administration services, as well as complete installation of servers, workstations and licensing. Networking services generally consist of networking systems for the Unix/NT environment and configuring Autoweb for automotive suppliers. These services also include configuration of routers and switches and installation of remote networking. Finally, AES' support services consist of on-site and off-site system administration, remote installations, maintenance, and support services of application software.

    CUSTOMERS AND MARKETING

    AES' customer base consists primarily of middle market companies with annual revenues of between $25 to $500 million. AES addresses the following seven major industries:

    - automotive (E.G. Daimler Chrysler)

    - aerospace (E.G. Boeing, Airbus Industries)

    - consumer products (E.G. Sony, Avery Denison)

    - fabrication and assembly (E.G. Utica Enterprises, Haden)

    - electronics (E.G. Boeing Satellites, Delphi Packard Electronics)

    - industrial machinery (E.G. Beckman Instruments, Capstone Industries)

    - architectural engineering and construction (E.G. Walt Disney Imagineering, Frank O'Geary and Associates)

    In 2000, AES sold products to approximately 3,000 customers, the largest of which include Yazaki North America, Dassault Falcon Jet, A.O. Smith Electrical Products, PMI Food Equipment Group, GE Industrial Systems, P & P
Enterprises Inc., Walt Disney Imagineering, Xilinx, Amgen, Clarify, Cessna Aircraft Company, Netcom Systems, Boeing, NASA and IBM. While it is sometimes difficult to identify with precision the market segment of certain customers, AES estimates that customers in the automotive, aerospace, consumer products, FAB and assembly, electronics, industrial machinery and AEC industries accounted for an estimated 30%, 30%, 20%, 5%, 5%, 5% and 5%, respectively, of AES' revenues for 2000. No single customer accounted for more than 10% of AES' revenues. AES has no meaningful foreign export sales.

    BACKLOG

    AES does not maintain backlog statistics for its products because such products are generally available for delivery upon execution of a contract. Backlog for consulting services work is currently not material.

    GEOGRAPHIC INFORMATION

    AES is authorized by various vendors to sell information technology products and services through its direct sales force located in or near major metropolitan areas throughout the United States. Each geographic area typically includes direct sales representatives, support personnel, applications engineers, system engineers and technicians who are authorized to sell, install and support all of the products and services resold by the company. To date, AES does not conduct a significant portion of its business outside of the United States and does not have any offices in other countries. AES currently has 22 office locations.

    AES' coverage model and office locations are strategically positioned to effectively cover all of the major market segments that our suppliers' products and services address. While all of the offices can cover all of the market segments, office locations in the central part of the country, including Michigan and Indiana, are well positioned to address the automotive segment, while locations in Washington and California are uniquely positioned to address the needs of the aerospace segment. Their coverage model is designed to address the needs of the supply chains that support each of these market segments as well.

    AES' corporate headquarters and operations campus is located in Santa Ana, California. Essentially all the Company's financial and administrative functions, including information services, service and sales support, help desk services, human resources, product management, finance, executive management, and Southwest sales and support organization, are located in the three buildings that comprise this facility.

    AES EMPLOYEES

    AES currently has approximately 200 full-time employees. AES offers its full-time employees health, dental and life insurance benefits and has a 401(k) plan for eligible employees. As of December 31, 2000, the Company employed approximately 75 full-time direct sales representatives who sell both services and products. The Company's sales force is compensated with commissions based on gross margin and other relevant factors. None of the employees is covered by a collective bargaining agreement. The Company considers its relations with employees to be good.

    PROPERTIES

    AES' principal executive and administrative offices are located on a campus-type setting consisting of three buildings containing approximately 27,000 square feet of office space in Santa Ana, California. One of the buildings contains executive offices, finance, purchasing, sales and service support, facilities, information systems, marketing and human resources. An adjoining two-story building contains AES' Process Architecture Lab, educational center and engineering services team. The final of its three buildings contains sales and support personnel focused on serving their Southern California based customers.

AES SELECTED FINANCIAL DATA

    The selected financial data for AES has been derived from and should be read with the AES audited and unaudited consolidated financial statements and their notes. AES audited consolidated financial statements as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 and its unaudited consolidated financial statements as of March 31, 2000 and 2001 and for the three-month periods ended March 31, 2000 and 2001 are included elsewhere in this document.

                                                                                     FOR THE THREE
                                                      FOR THE YEARS ENDED               MONTHS
                                                          DECEMBER 31,              ENDED MARCH 31,
                                                 ------------------------------   -------------------
                                                   1998       1999       2000       2000       2001
                                                 --------   --------   --------   --------   --------
                                                                (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
  Revenue......................................  $53,399    $70,721    $95,664    $20,291    $18,364
  Sales commission from related party..........       --         --      2,000         --         --
                                                 -------    -------    -------    -------    -------
    Total revenue..............................   53,399     70,721     97,664     20,291     18,364
  Cost of revenue..............................   40,258     52,415     66,801     13,120     11,815
                                                 -------    -------    -------    -------    -------
    Gross profit...............................   13,141     18,306     30,863      7,171      6,549
  Selling, general and administrative..........   11,774     14,249     20,655      3,475      5,213
                                                 -------    -------    -------    -------    -------
    Operating income...........................    1,367      4,057     10,208      3,696      1,336
  Other income (expense):
    Interest income............................       41         94        975         15        286
    Other income (expense), net................      (85)         2         11          2          3
                                                 -------    -------    -------    -------    -------
  Income before provision for income taxes.....    1,323      4,153     11,194      3,713      1,625
  Provision for income taxes...................      513      1,606      4,377      1,485        646
                                                 -------    -------    -------    -------    -------
    Net income.................................  $   810    $ 2,547    $ 6,817    $ 2,228    $   979
                                                 =======    =======    =======    =======    =======

                                                                 DECEMBER 31,
                                                              -------------------   MARCH 31,
                                                                1999       2000       2001
                                                              --------   --------   ---------
                                                                  (DOLLARS IN THOUSANDS)
BALANCE SHEET DATA:
  Cash and cash equivalents.................................  $ 7,834    $13,640     $ 2,115
  Short-term investments....................................  $ 7,117    $ 2,479     $12,012
  Working capital...........................................  $11,482    $16,059     $17,325
  Total assets..............................................  $30,930    $37,685     $29,496
  Long-term liabilities.....................................  $ 7,000    $ 5,000     $ 5,000
  Total stockholders' equity................................  $ 5,179    $12,001     $13,001

AES MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS

    OVERVIEW

    AES provides systems, software, and services for the technical enterprise to enable its customers to find the right technology solution. AES offers a comprehensive suite of services that includes consulting, implementation, training, and support as well as software and systems to ensure that clients business processes work optimally.

    AES' business is dependent upon its relationships with major manufacturers in the computer industry. During 2000, AES' partner relationships with IBM, Dassault Systemes, and Sun Microsystems generated significant product and service revenue.

    AES recognizes revenue from product sales at the time of shipment when title and risk of loss pass to the customer. Service revenue includes revenue from implementation and integration services, training, and consulting. Service revenue is recognized when the service is provided and the revenue has been earned.

    Cost of revenue consists of product costs and travel and labor costs related to personnel engaged in providing services. AES' gross margins are affected by changes in the average selling price of the products and the proportion of our revenue derived from services. AES expects the proportion of service revenue to increase in the future.

    Selling, general and administrative expenses consist primarily of compensation and related costs for sales personnel, sales commissions, salaries and related costs for finance, accounting, human resources, facilities and administrative expenses and other general corporate expenses.

    RESULTS OF OPERATIONS

    THREE MONTHS ENDED MARCH 31, 2001 AND 2000

    Total revenue was $18.4 million during the three months ended March 31, 2001, compared to $20.3 million for the comparable period of 2000. The
$1.9 million decrease in total revenue during the current quarterly period was primarily attributable to lower systems sales in 2001 as compared to the prior period, offset in part by an increase in revenues from professional services.

    Gross profit decreased to $6.5 million in the first quarter of 2001, compared to $7.2 million in the first quarter of 2000. The decrease in gross profit was a result of the decrease in total revenue and an approximately equivalent decrease in the cost of revenue. Gross margin was comparable as a percent of revenue.

    Selling, general and administrative expenses were $5.2 million and $3.5 million for the three months ended March 31, 2001 and 2000, respectively. This $1.7 million increase was attributable to increased office expenses and the payment of leadership and one-time supplemental bonuses in 2001.

    Interest income increased due to higher average cash and cash equivalents and short-term investments.

    AES' effective income tax rate was comparable in the first quarter of 2001 and 2000.

    YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

    Total revenue increased 38% in 2000 to $97.7 million compared to $70.7 million 1999. Service revenue increased 53% in 2000 to $47.9 million from $31.3 million in 1999 as a result of increased demand for AES' new professional service offerings. Traditional maintenance, integration, training, and support services increased due to the growing installed base of customers using our solutions.

    Revenue from systems sales increased 26% in 2000 to $49.8 million from $39.4 million in 1999. Enterprise and infrastructure systems continued to drive new product sales during 2000. Commission based revenue of $2.0 million in 2000 was earned from the resale of products provided by DSA and was recognized as revenue when the products were sold to the end customer.

    No single customer accounted for more than 10% of our revenue in 2000, 1999 or 1998.

    Gross profit increased to $30.9 million, or 31.6%, in 2000, compared to $18.3 million, or 25.9%, in 1999. The increase in gross profit margin from 25.9% in 1999 to 31.6% in 2000 was due to an increase in sales of AES' Product Lifecycle Management solution. In addition, the improvement in gross profit margin in 2000 compared to 1999 is attributable to economies of scale resulting from the steadily increasing base of AES' customers contracting for services and new incremental revenue from professional services, which offers a higher gross margin.

    Selling, general and administrative expenses increased 45% in 2000 to $20.7 million from $14.2 million in 1999. The increase in expense resulted from higher sales commissions and additional headcount required to generate the 38% increase in system and services revenue for 2000.

    Interest income increased due to higher cash balances available for investment.

    AES' effective income tax rate increased slightly from 38.7% in 1999 to 39.1% in 2000 primarily due to higher nondeductible expenses in the current year as compared to that of the prior year.

    YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

    Total revenue increased 32% from year 1998 to year 1999. Revenue from systems sales increased 55% in 1999 to $39.4 million from $25.5 million in 1998. The increase in systems sales was primarily due to an expanded customer base and new product offerings from its partner relationships. Service revenue increased 12% in 1999 to $31.3 million from $27.9 million in 1998 as a result of increased demand for AES' professional service offerings.

    Gross profit increased by 40% to $18.3 million in 1999, compared to $13.1 million in 1998. The increase in gross profit in 1999 was primarily due to an increase in total revenue of 32% over the prior year. Gross profit margin from the sale of systems and services were comparable in 1999 and 1998.

    Selling, general and administrative expenses increased $2.4 million, or 21%, in 1999 to $14.2 million in 1999 from $11.8 million in 1998. The increase in expense resulted from increase in sales personnel and the additional sales offices.

    Interest income in 1999 and 1998 was not significant.

    AES' effective income tax rate was comparable in 1999 when compared to 1998.

    LIQUIDITY AND CAPITAL RESOURCES

    AES has historically financed its operations through the private sale of equity securities, vendor financing and cash generated by operations.

    Cash, cash equivalents and short-term investments in marketable securities at December 31, 2000 totaled $16.1 million, an increase of $1.2 million from December 31, 1999. Cash, cash equivalents and short-term investments in marketable securities at March 31, 2001 totaled $14.1 million, a decrease of $2.0 million from December 31, 2000.

    For the year ended December 31, 2000, cash provided by operating activities was $1.8 million consisting primarily of net income and an increase in taxes payable, partially offset by an increase in accounts receivable, inventory and noncash income. Cash provided from operations for the three-month period ended March 31, 2001 was $514,000, which is comparable to the prior period. Accounts receivable and accounts payable and accrued expenses, as well as investment in inventory, can fluctuate from period to period due to timing of payments. Generally, AES' experience is that increases in accounts receivable, and accounts payable and accrued expenses will coincide with growth in revenue and increased operating expenses.

    Net cash provided by investing activities was $4.4 million in 2000 compared to cash used of $7.5 million in 1999. The investing activities were comprised of cash provided from maturities of short-term investments in 2000 versus investments in short-term investments in 1999. Capital expenditures primarily for equipment were $263,000 in 2000, $354,000 in 1999 and $173,000 in 1998. Cash
used in investing activities of $9.5 million for the three-month period ended March 31, 2001 was related to investments in short-term marketable securities.

    Net cash used in financing activities was $422,000 in 2000 and cash provided by financing activities was $8.6 million in 1999, which was primarily comprised of proceeds from the issuance of common stock and debt to DSA totaling
$14 million, offset by payment of dividends of $5.4 million. Cash used in financing activities for the three-month period ended March 31, 2001 was related to the payment of dividends of $2.5 million to stockholders.

    As of December 31, 2000, AES' principal commitment consisted of obligations under operating leases.

    AES expects that its existing cash balances from cash, cash equivalents and short-term investments and cash generated from operations will be sufficient to meet its currently anticipated working capital and capital expenditures for at least the next 12 months.

    MARKET RISK

    AES does not currently use derivative financial instruments. AES generally places its marketable security investments in high quality credit instruments, primarily U.S. Government obligations with contractual maturities of less than one year. AES does not expect to have any material loss from its marketable security investments and therefore believes that its potential interest rate exposure is not material.

PRINCIPAL STOCKHOLDERS OF AES

    This table shows ownership of AES' outstanding common stock as of May 2, 2001.

NAME OF OWNERS(1)                                  AMOUNT OWNED   PERCENT OF CLASS
-----------------                                  ------------   ----------------
Nader Khoshniyati................................      277              25.2%

Abbas Khoshniyati................................      271              24.6%

Abdollah Khoshniyati.............................      209              19.0%

Dassault Systemes of America Corp................      209              19.0%

Reza Khoshniyati.................................       78               7.1%

Ali Heydari Saeed................................       18               1.6%

Amir Khoshniyati.................................       13               1.2%

Arya Khoshniyati.................................       13               1.2%

Shirley Khoshniyati..............................       12               1.1%

------------------------

(1) Nader Khoshniyati and Shirley Khoshniyati are husband and wife and Amir and Arya Khoshniyati are their minor children. Abbas Khoshniyati is the first cousin of Nader Khoshniyati and the brother of Reza Khoshniyati. Abdollah Khoshniyati is the brother of Nader Khoshniyati and Ali Heydari Saeed is the nephew of Abbas Khoshniyati.

OUR PRINCIPAL STOCKHOLDERS AFTER THE ACQUISITION

    This table shows the beneficial ownership of our common stock as of March 15, 2001, after giving effect to the acquisition of AES as if it occurred on that date, by each person who is the beneficial owner of more than 5% of our common stock, and all of our directors and executive officers as a group.


                                               AMOUNT BENEFICIALLY
NAME OF BENEFICIAL OWNER                              OWNED          PERCENT OF CLASS
------------------------                       -------------------   ----------------
Dassault Systemes of America Corp............       1,762,100               9.0%

Nearchos Irinarchos(1).......................       1,532,013               7.3%

Royce & Associates, Inc.(2)..................       1,427,415               7.3%

Nader Khoshniyati(3).........................       1,241,578               6.4%

Abbas Khoshniyati............................       1,068,153               5.5%

All directors and executive officers as a
  group (14 people)(4).......................       1,418,986               6.8%


------------------------

(1) Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Nearchos Irinarchos, Dendron Technology B.V. and Fronos Technology B.V. in June 1999, Nearchos Irinarchos is the sole shareholder and general manager of each of Dendron and Fronos and shares the power to vote and the power to dispose or direct the disposition of an aggregate of 1,400,000 shares of common stock issuable upon the exercise of warrants of the Company and 132,013 shares of common stock issuable upon the conversion of Debentures.

(2) Based upon information set forth in a Schedule 13G/A filed under the Securities Exchange Act of 1934 by Royce & Associates, Inc., Royce Management Company, and Charles M. Royce in February 2001. These entities are filing as a group. Royce & Associates, Inc. has sole voting and investment power with respect to 1,427,415 shares of common stock and Royce Management Company has sole voting and investment power with respect to 5,000 shares of common stock. Charles M. Royce may be deemed to be a controlling person of both Royce & Associates, Inc. and Royce Management Company. Mr. Royce does not own any shares outside of these entities, and disclaims beneficial ownership of the shares held by Royce Management Company and Royce & Associates, Inc.


(3) Includes shares of common stock held by Shirley Khoshniyati (47,298 shares), Amir Khoshniyati (51,239 shares) and Arya Khoshniyati (51,239 shares).


(4) Includes 1,185,358 shares issuable upon exercise of options granted to the directors and executive officers of the Company that are exercisable on or within 60 days of March 15, 2001.

RISK FACTORS

    IN MAKING YOUR DETERMINATION AS TO HOW TO VOTE ON THE ISSUANCE OF COMPANY COMMON STOCK IN CONNECTION WITH THE ACQUISITION OF AES, YOU SHOULD CONSIDER THE FOLLOWING FACTORS IN ADDITION TO THE RISK FACTORS OTHERWISE APPLICABLE TO OUR BUSINESS AS DESCRIBED UNDER "BUSINESS--RISK FACTORS" IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 THAT IS INCORPORATED IN THIS
DOCUMENT:

    THE VALUE OF OUR COMMON STOCK TO BE ISSUED IN THE ACQUISITION OF AES WILL FLUCTUATE. The number of shares of our common stock to be issued in the acquisition of AES is fixed. Therefore, because the market price of our common stock is subject to fluctuation, the value of the shares we will issue in the acquisition of AES, and therefore the total purchase price we will pay for AES, will depend on the market price of our common stock at the time we acquire AES.

    WE MAY HAVE DIFFICULTIES IN COMBINING THE OPERATIONS OF AES AND THE
COMPANY. We may not be able to combine successfully the operations of AES with our operations. The integration of AES with our operations will also require significant attention from management, possibly reducing its ability to focus on other operations or other projects. Any delays or increased costs of combining the two companies could adversely affect our operations and financial results.

BACKGROUND OF THE ACQUISITION

    During the third quarter of 2000, Frank Perna, Jr., the Chairman and Chief Executive Officer of the Company, while developing relationships with value added resellers, or VARs, to possibly sell some of the Company's products, identified AES as a possible partner for the Company. AES was identified as a leading VAR and a possible partner for the Company in providing services to the Company's customers.

    Early in the fourth quarter of 2000, Mr. Perna met with Mr. Nader Khoshniyati, the Chief Executive Officer of AES, to discuss possible working relationships between the Company and AES. In December of 2000, Mr. Perna and Mr. Khoshniyati met to discuss the possible acquisition of AES.

    On January 5, 2001, the Company and AES executed a Confidentiality Agreement. During January 2001, representatives of the Company and AES had several discussions and meetings regarding a possible acquisition of AES, the valuation of AES and the possible forms of consideration to be used in the acquisition.

    In February 2001, Mr. Perna met with representatives of Dassault Systemes in France and discussed the possible acquisition of AES by the Company. During February and early March 2001, representatives of the Company conducted due diligence with respect to AES.

    At the regular meeting of the Board on March 8, 2001, management of the Company discussed with the directors of the Company business and financial information regarding AES and the possible terms of a transaction. The Board authorized management to continue discussions with AES and DSA.

    On March 15, 2001, the Company sent to AES an initial draft of a non-binding letter of intent outlining the general terms of a possible acquisition of AES by the Company. During the remainder of March and until April 20, 2001, representatives of the Company, AES and DSA negotiated the terms of the non-binding letter of intent. On April 20, 2001, the Company, AES and DSA executed a non-binding letter of intent outlining the general terms and conditions of a possible acquisition of AES.

    On April 20, 2001, the Company provided drafts of the Merger Agreement, Stock Purchase Agreement and related documents to AES, DSA and the directors of the Company.

    On April 23, 2001, representatives of the Company and AES met to discuss the drafts of the Merger Agreement, Stock Purchase Agreement and related documents. Later that same day, representatives of the Company and DSA had a conference call regarding the drafts of the Merger Agreement, Stock Purchase Agreement and related documents.

    A special meeting of the Board was held on April 24, 2001 for the purpose of considering the proposed acquisition of AES. Management of the Company made presentations to the Board regarding the status of the negotiations with AES and DSA (including the open business issues) and the financial information regarding AES and the Company. A.G. Edwards & Sons, Inc. made presentations regarding AES and the Company and valuations of AES using different valuation techniques.
A.G. Edwards & Sons, Inc. informed the Board that it would be able to render an opinion that the acquisition of AES was fair to the stockholders of the Company from a financial point of view once it reviewed the final drafts of the Merger Agreement and the Stock Purchase Agreement. The Board then approved the Merger Agreement and Stock Purchase Agreement and authorized the execution and delivery of those agreements, subject to receipt of the written opinion from A.G. Edwards & Sons, Inc.

    Between April 24, 2001 and May 2, 2001, the terms of the Merger Agreement, Stock Purchase Agreement and related documents were finalized. On May 2, 2001, A.G. Edwards & Sons, Inc. delivered an update to its written analysis and its written opinion, and the Merger Agreement and Stock Purchase Agreement were executed and delivered by all parties.

REASONS FOR THE ACQUISITION

    We believe combining the Company and AES has the potential to realize improved operating and financial performance as compared to the two entities operating independently. The combined entity will have pro forma combined revenue of approximately $276 million for the year ended December 31, 2000. We believe the addition of AES will:

    - provide potential for significant revenue synergies within the Company's and AES' existing customer bases;

    - provide greater growth opportunities for the Company;

    - diversify the Company's product offerings into systems, thereby offering the Company's customers a more complete solution;

    - add additional quality managers to the ranks of the Company; and

    - create a larger firm with greater market capitalization, thus providing added scale and greater resources to compete more effectively in the marketplace.

    For these reasons, our Board believes that the acquisition of AES and the related share issuances are in the best interest of our company and our stockholders. In reaching its conclusions, our Board considered:

    - the judgment, advice and analyses of our management with respect to the strategic, financial and potential operational benefits of the acquisition of AES, based in part on the business, financial and legal due diligence investigations performed on AES;


    - management's belief that the long-term trend in the computer software and services industry remains positive, despite the recent volatility in the industry;


    - the reputation of AES and the reputation and experience of its management team;

    - unquantified cross-selling opportunities and operating efficiencies that may result from the acquisition of AES;


    - the advice of, and financial analyses prepared by, A.G. Edwards & Sons, Inc., see "--Opinion of Financial Advisor" on pages 40 to 47;


    - the corporate governance aspects of the acquisition of AES, including that the Company's directors would constitute all of the Board and that our existing management would maintain primary management responsibility of our company after the acquisition of AES; and

    - the number of our common shares to be issued to the AES stockholders in the acquisition of AES and our stockholders' resulting percentage ownership of the combined enterprise.

    In addition to anticipated advantages, our Board considered the following challenges:

    - the recent volatility of the equity markets and the related impact on the computer software and services industry;

    - the potential for a U.S. economic slowdown to negatively impact the growth of both AES and the Company; and

    - the dependence of AES on certain software products.

    This discussion of the information and factors considered by our Board is not exhaustive. Because it considered so many factors in evaluating the acquisition of AES, our Board did not find it practicable to, and did not quantify or otherwise assign relative weights to, specific factors it considered. In addition, individual members of our Board may have given different weight to different factors.

OPINION OF FINANCIAL ADVISOR

    A.G. Edwards has provided to the Board an opinion as to the fairness from a financial point of view to the Company's stockholders of the acquisition of AES to be effected pursuant to the Merger Agreement and the Stock Purchase Agreement ("Opinion"). A.G. Edwards was selected by the Board to provide the A.G. Edwards Opinion based on A.G. Edwards' qualifications, expertise and reputation. At the meeting of the Board on April 24, 2001, A.G. Edwards presented its oral and written analyses of the proposed acquisition to the Board. On May 2, 2001, A.G. Edwards presented to the Board an update of its written analyses and delivered a written opinion that, as of May 2, 2001, based upon and subject to the various considerations set forth in the opinion, the acquisition of AES was fair, from a financial point of view, to the Company stockholders.

    THE FULL TEXT OF THE A.G. EDWARDS OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS OF THE SCOPE OF THE REVIEW UNDERTAKEN BY A.G. EDWARDS IN RENDERING SUCH OPINION, IS ATTACHED AS APPENDIX D TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. THE A.G. EDWARDS OPINION WAS DIRECTED TO THE BOARD AND ADDRESSES ONLY THE FAIRNESS OF THE ACQUISITION OF AES FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE A.G. EDWARDS OPINION, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF COMPANY COMMON STOCK AS TO HOW TO VOTE AT THE MEETING. THE SUMMARY OF THE A.G. EDWARDS OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In arriving at the A.G. Edwards Opinion, A.G. Edwards, among other things:

    - reviewed the draft Merger Agreement dated May 2, 2001 and the draft Stock Purchase Agreement dated May 2, 2001, and held discussions with Company management concerning the proposed structure;

    - held discussions with the managements of the Company and AES, respectively, regarding the past and current business operations, financial condition and future prospects of the companies, as well as information relating to the industries of the businesses;

    - reviewed historical and interim financial statements for the Company and AES and certain financial analyses and forecasts for the Company and AES and the combined company prepared by Company management and reviewed by the management of AES;

    - reviewed certain publicly-available historical audited financial statements and certain unaudited financial statements for the Company;

    - reviewed audited AES financial statements for the years ended December 31, 1998, 1999 and 2000 and certain unaudited financial information;

    - reviewed the publicly reported historical price and trading activity for the Company's common stock, including a comparison of certain financial and stock market information for the Company, with similar publicly-available information for certain other publicly traded securities and composites thereof;

    - reviewed the market data for stocks of companies in the same or similar lines of business as the Company and AES, respectively;

    - reviewed the financial terms of certain acquisitions which A.G. Edwards deemed relevant for analytical purposes;

    - analyzed the pro forma financial statements of the Company giving effect to the proposed acquisition and certain synergies as estimated by management of the Company;

    - reviewed a range of valuations of AES based on discounted present values of its projected cash flows; and

    - completed such other studies and analyses that A.G. Edwards considered appropriate.

    A.G. Edwards did not assume any responsibility for independent verification of any of the foregoing information and relied upon its being complete and accurate in all material respects. A.G. Edwards assumed that the financial projections and estimates of the financial, strategic and operational benefits anticipated from the proposed acquisition were reasonably prepared on bases reflecting the best then currently available estimates and judgments of the Company's and AES' managements as to the expected future financial performance of the Company and AES, in each case, on a stand-alone basis and after giving effect to the proposed acquisition. A.G. Edwards has not independently verified such information or assumptions nor does it express any opinion with respect thereto. A.G. Edwards did not perform an audit or make any independent valuation or appraisal of the assets or liabilities, contingent or otherwise, of the Company or AES, nor was A.G. Edwards furnished with any such appraisals. In addition, Company management informed A.G. Edwards, and A.G. Edwards assumed, that the proposed acquisition will be accounted for as a purchase business combination in accordance with generally accepted accounted principles in the United States and will be consummated in accordance with the terms set forth in the Merger Agreement and Stock Purchase Agreement without any waiver of any material terms or conditions.

    The following is a summary of the material financial analyses performed by A.G. Edwards in arriving at the A.G. Edwards Opinion, which were discussed with the Board at its meeting on April 24, 2001 and updated on May 2, 2001. Some of the summaries of those financial analyses include information presented in tabular format. In order to understand fully the material financial analyses used by A.G. Edwards, the tables should be read together with the text of each summary. The tables alone do not constitute a complete description of the material financial analyses.

    HISTORICAL STOCK PRICE PERFORMANCE

    A.G. Edwards reviewed the recent historical performance of the Company's common stock and selected valuation multiples over time. A.G. Edwards observed that the Company's stock price increased 118.6% from January 1, 1999 to May 1, 2001 compared to the Nasdaq Composite, Small Company Composite (selected comparable companies with a market capitalization less than $500 million, including ANSYS, Inc., Mechanical Dynamics, Inc., Moldflow Corp. and Structural Dynamics Research Corp.) and Large Company Composite (selected comparable companies with a market capitalization greater than $500 million, including Autodesk, Inc., Dassault Systemes S.A., Parametric Technology Corp. and Unigraphics Solutions, Inc.) that decreased 1.3%, 1.9% and 3.9%, respectively, during the same period. A.G. Edwards observed that the Company's enterprise value (equity market capitalization of common shares plus the book value of debt and/or preferred stock less cash) to last twelve months ("LTM") earnings before interest, taxes, depreciation and amortization expenses ("EBITDA") and the Company's common stock price to LTM earnings per share ("EPS") have traded consistently lower than the composite of comparable public companies since January 2000. A.G. Edwards observed that the Company's stock price in the 52-week period prior to May 1, 2001 ranged from $6.50 to $15.87, and at the market close on May 1, 2001 was $15.30, or 96.4% of the

Company's 52-week high. A.G. Edwards observed that the Company's projected long-term growth rate, as reported by Bloomberg Financial Services, was 15% compared to mean projected long-term growth rates of the Small Company Composite and Large Company Composite of 21.6% and 18.7%, respectively.

    PUBLIC COMPANY TRADING ANALYSIS

    A.G. Edwards compared certain financial information of the Company and AES with that of the comparable companies listed below. Based on lines of business and financial profile, the comparable companies were deemed to be reasonably similar to the Company and AES by A.G. Edwards.

    The Company's comparable companies, aggregated into two groups based on market capitalization, included:

    Comparable companies with market capitalization less than $500 million ("Small Companies"):

    - ANSYS, Incorporated

    - Mechanical Dynamics, Incorporated

    - Moldflow Corporation

    - Structural Dynamics Research Corporation

    Comparable companies with market capitalization greater than $500 million ("Large Companies"):

    - Autodesk, Incorporated

    - Dassault Systemes S.A.

    - Parametric Technology Corporation

    - Unigraphics Solutions, Incorporated

    The financial information reviewed by A.G. Edwards included, among other things, each company's stock price as a multiple of LTM EPS and current fiscal year ("CFY") and next fiscal year ("NFY") securities research consensus EPS estimates (as reported by I/B/E/S, an organization that compiles institutional analyst estimates) and each company's enterprise value as a multiple of LTM sales, I/B/E/S CFY and NFY securities research consensus sales estimates, LTM EBITDA and LTM earnings before interest and taxes expense ("EBIT").
A.G. Edwards compared these multiples for the comparable companies to the Company's multiples. The following summarizes the results of this analysis.

                     COMPARABLE COMPANY VALUATION MULTIPLES

                                 MULTIPLE     SMALL COMPANIES   LARGE COMPANIES   OVERALL COMBINED GROUP
                                THE COMPANY   MEDIAN (RANGE)    MEDIAN (RANGE)            MEDIAN
                                -----------   ---------------   ---------------   ----------------------
LTM Sales.....................      1.5x           1.3x              2.5x                   1.8x
                                               (0.9x-2.0x)        (1.6x-8.9x  )
CFY Sales.....................      1.2x           0.8x              2.3x                   1.5x
                                               (0.8x-0.9x)        (1.4x-8.4x  )
NFY Sales.....................      1.0x           0.6x              4.8x                   2.6x
                                               (0.6x-0.6x)        (2.6x-7.0x  )
LTM EBITDA....................      6.8x           9.8x              8.1x                   9.6x
                                               (6.1x-10.0x)      (7.5x-30.4x  )
LTM EBIT......................     11.4x          15.7x             11.6x                  14.5x
                                               (7.5x-19.6x)      (10.7x-25.6x )
LTM EPS.......................     20.1x          17.0x             19.5x                  18.2x
                                              (13.6x-28.1x)      (16.8x-44.3x )
CFY EPS.......................     14.3x          21.0x             24.0x                  21.0x
                                              (12.5x-24.1x)      (9.8x-41.6x  )
NFY EPS.......................     11.9x          15.8x             22.2x                  17.4x
                                              (15.1x-19.1x)      (13.4x-35.3x )

    A.G. Edwards observed that the Company's LTM EPS, LTM Sales, CFY Sales and NFY Sales multiples were greater than the median of the small companies. Consistent with the Company's stock price performance analysis above, A.G. Edwards observed that the Company's CFY EPS, NFY EPS, LTM EBITDA and LTM EBIT multiples were less than the median multiples of the comparable companies. A.G. Edwards observed that the Company's projected long-term growth rate, as reported by Bloomberg Financial Services, was 15% compared to mean projected long-term growth rates of the Small Company Composite and Large Company Composite of 21.6% and 18.7%, respectively. A.G. Edwards concluded that the Company's stock price appears to be trading appropriately compared to historical performance and comparable companies.

    The AES comparable companies included:

    - Avnet, Inc.

    - CompuCom Systems, Inc.

    - Pomeroy Computer Resources, Inc.

    - Rand A Technologies Corp.

    - RWD Technologies, Inc.

    - ScanSource, Inc.

    - Tech Data Corp.

    The financial information reviewed by A.G. Edwards with respect to the AES comparable companies included, among other things, each company's closing stock price as of May 1, 2001 as a multiple of the LTM EPS and I/B/E/S CFY and NFY mean consensus EPS estimates and each company's enterprise value as of May 1, 2001 as a multiple of LTM sales, LTM EBITDA and LTM EBIT. Means and medians of these multiples were calculated for the two separate groups and the overall combined group. Similar multiples were calculated for AES based on implied transaction values at assumed Company stock prices of $10, $12 and $14 per share. These implied multiples were compared to the multiples of the comparable companies. The following table summarizes the results of this analysis.

             IMPLIED AES AND COMPARABLE COMPANY VALUATION MULTIPLES

                                        AES IMPLIED   AES IMPLIED   AES IMPLIED   COMPARABLE COMPANIES
                                         MULTIPLES     MULTIPLES     MULTIPLES       MEDIAN (RANGE)
                                        -----------   -----------   -----------   --------------------
Company Stock Price...................     $   10        $   12        $   14
                                                                                         0.2x
LTM Sales Multiple....................       0.8x          0.9x          1.1x        (0.1x-0.6x)
                                                                                         5.9x
LTM EBITDA Multiple...................       7.9x          9.1x         10.3x        (2.1x-10.1x)
2001E EBITDA Multiple                        4.3x          5.0x          5.6x             NA
                                                                                         6.9x
LTM EBIT Multiple.....................       8.1x          9.3x         10.5x        (4.0x-11.5x)
2001E EBIT Multiple                          4.4x          5.0x          5.6x             NA
                                                                                        10.9x
LTM EPS Multiple......................     14.4x*        16.2x*        18.1x*        (5.8x-18.5x)
                                                                                         9.9x
CFY EPS Multiple......................       8.3x          9.3x         10.3x        (5.0x-20.0x)
                                                                                        10.1x
NFY EPS Multiple......................       5.2x          5.9x          6.6x        (3.9x-15.9x)

------------------------

*   Based on fiscal year end 2000 net income.

    A.G. Edwards observed that the implied multiple of AES' LTM EPS, LTM sales, LTM EBITDA and LTM EBIT were greater than the median for the comparable companies. A.G. Edwards observed that the implied multiple of AES' CFY EPS, NFY EPS, 2001E EBITDA and 2001E EBIT were less than the corresponding medians for the comparable companies.

    ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS

    A.G. Edwards compared publicly-available financial statistics regarding 28 completed transactions since December 1996 involving the acquisition of system integrators, hardware distributors and corporate resellers. Transaction multiples used included the implied aggregate transaction value (the value paid for the relevant target company's equity on a fully diluted basis plus total debt less cash and cash equivalents) as a multiple of LTM sales, LTM EBIT, and LTM EBITDA and the implied equity value as a multiple of LTM EPS. A.G. Edwards observed that the Company's average closing stock prices for 10, 30, 60 and 120 calendar days prior to May 2, 2001, were $14.32, $12.11, $10.97 and $10.22, respectively. Therefore, similar multiples were calculated for AES based on implied transaction values at assumed Company stock prices of $10, $12 and $14 per share. These implied multiples were compared to the multiples of the precedent transactions. The following table summarizes the results of this analysis.

                   PRECEDENT TRANSACTIONS VALUATION MULTIPLES

                                        AES IMPLIED   AES IMPLIED   AES IMPLIED   PRECEDENT TRANSACTIONS
                                         MULTIPLES     MULTIPLES     MULTIPLES        MEDIAN (RANGE)
                                        -----------   -----------   -----------   ----------------------
Company Stock Price...................     $   10        $   12        $   14
                                                                                          0.8x
LTM Sales Multiple....................       0.8x          0.9x          1.1x          (0.1x-5.0x)
                                                                                          9.0x
LTM EBITDA Multiple...................       7.9x          9.1x         10.3x         (1.3x-44.4x)
2001E EBITDA Multiple                        4.3x          5.0x          5.6x              NA
                                                                                          10.7x
LTM EBIT Multiple.....................       8.1x          9.3x         10.5x         (1.5x-38.9x)
2001E EBIT Multiple                          4.4x          5.0x          5.6x              NA
                                                                                          22.1x
LTM EPS Multiple......................      14.4x*        16.2x*        18.1x*        (4.1x-68.52x)
CFY EPS Multiple......................       8.3x          9.3x         10.3x              NA
NFY EPS Multiple......................       5.2x          5.9x          6.6x              NA

------------------------

*   Based on fiscal year end 2000 net income.

    A.G. Edwards observed that all of the implied multiples relative to the selected range of Company stock prices for the proposed acquisition, with the exception of sales and EBITDA multiples, were less than the medians of the corresponding multiples paid in the precedent transactions identified. The 2001E EBITDA multiples implied in the acquisition are less than the median LTM EBITDA multiples identified in the precedent transactions analysis.

    DISCOUNTED CASH FLOW ANALYSIS

    A.G. Edwards performed an analysis of the present value of the Company's projected tax-adjusted operating cash flows, on a stand-alone basis, using discount rates reflecting the weighted average cost of capital of between 14% and 22% and terminal EBITDA multiples of 6.0x to 10.0x. Based on this analysis, using this range of discount rates and terminal multiples, A.G. Edwards observed that the proposed transaction value was significantly less than the implied enterprise value for the range examined.

    PRO FORMA ACQUISITION ANALYSIS

    A.G. Edwards analyzed the pro forma impact of the proposed acquisition on the Company's estimated 2001 basic EPS and projected 2002 basic EPS. The analysis was completed without the inclusion of any cost or operating synergies that may arise as a result of the proposed acquisition. Due to the proposed revisions from the Financial Accounting Standards Board regarding goodwill accounting and business combinations, the pro forma impact was analyzed with and without the amortization of goodwill based on a variety of implied transaction values at assumed Company stock prices of $10, $12 and $14 per share. The following table summarizes the results of this analysis.

                         BASIC EPS ACCRETION/(DILUTION)

                                               STOCK PRICE   STOCK PRICE   STOCK PRICE
                                                   $10           $12           $14
                                               -----------   -----------   -----------
With Amortization of Goodwill
  Fiscal Year End 2001E:.....................     (4.6%)        (7.3%)        (10.1%)
  Fiscal Year End 2002P:.....................     (0.8%)        (3.8%)         (6.9%)
Without Amortization of Goodwill
  Fiscal Year End 2001E:.....................     (0.3%)        (1.2%)         (2.0%)
  Fiscal Year End 2002P:.....................      3.3%          2.3%           1.2%

    A.G. Edwards observed that with amortization of goodwill and without considering any cost or operating synergies, the proposed acquisition is dilutive to estimated 2001 basic EPS and projected 2002 basic EPS. A.G. Edwards observed that without amortization of goodwill and without considering any cost or operating synergies, the proposed acquisition is slightly dilutive to estimated 2001 basic EPS and accretive to projected 2002 basic EPS.

    OTHER CONSIDERATIONS

    In the course of preparing its opinion, A.G. Edwards considered other information and data as well as certain qualitative factors. These factors included, but were not limited to, the fact that the proposed acquisition is expected to increase the Company's market capitalization and, over time, increase the Company's public float, to accelerate the Company's growth potential, to create the potential for significant revenue synergies with the Company's and AES' respective existing customer bases and to diversify the Company's product offerings into systems, thereby offering the Company's customers a more complete solution.

    The foregoing summary does not purport to be a complete description of all the analyses performed by A.G. Edwards in arriving at its opinion. The preparation of an A.G. Edwards Opinion is a complex process and is not susceptible to partial analysis or summary description. In rendering the A.G. Edwards Opinion, A.G. Edwards applied its judgment to a variety of complex analyses and assumptions, considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying the A.G. Edwards Opinion. In performing its analyses, A.G. Edwards made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or AES. The assumptions made and judgments applied by A.G. Edwards in rendering its opinion are not readily susceptible to description beyond that set forth in the written text of the A.G. Edwards Opinion itself. No company, transaction or business used in such analyses as a comparison is identical to the Company or AES or the proposed acquisition, nor is an evaluation of the results of such analyses entirely mathematical; rather, such analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or acquisition being analyzed. Any estimates contained herein are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. A.G. Edwards does not assume responsibility if future results are different from those projected. The analyses performed were prepared solely as part of A.G. Edwards' analysis of the fairness of the acquisition of AES, from a financial point of view, to the Company stockholders and were conducted in connection with the delivery of the A.G. Edwards Opinion. The analyses do not purport to be appraisals or to reflect the prices at which the Company and AES might actually be sold.

    A.G. Edwards, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. A.G. Edwards is not aware of any present or contemplated relationship between A.G. Edwards, the Company, the Company's directors and officers or its stockholders, or AES, AES' directors and officers or its stockholders, which in its opinion would affect its ability to render a fair and independent opinion in this matter.

    For its services in connection with the proposed acquisition, A.G. Edwards received from the Company a fee of $500,000, of which $300,000 was payable upon the delivery of A.G. Edwards Opinion and the remaining $200,000 is due upon closing the proposed acquisition. The Company has agreed to reimburse A.G. Edwards for its reasonable out-of-pocket expenses and to indemnify A.G. Edwards and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling A.G. Edwards or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to A.G. Edwards' engagement.

ACCOUNTING TREATMENT

    The acquisition of AES will be accounted for by the Company under the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore, the aggregate consideration paid by the Company in the acquisition of AES, together with the direct costs of acquisition, will be allocated to the assets and liabilities of AES based on their fair market values, with any excess being treated as goodwill.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

    Holders of Company common stock will not recognize any gain or loss for United States federal income tax purposes as a result of the acquisition of AES.

    None of the Company, AES, or AES Acquisition Corp. will recognize gain or loss for United States federal income tax purposes as a result of the acquisition of AES.

REGULATORY APPROVALS

    Under the Hart-Scott-Rodino Antitrust Improvements Act, the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission must review transactions such as the acquisition of AES. The federal agencies conducting these reviews determine whether the acquisition of AES complies with antitrust laws. The Hart-Scott-Rodino Act requires both companies to notify these federal agencies of the acquisition of AES. The required waiting period must expire or terminate before the acquisition of AES can be completed. Both companies filed the notification reports with the Antitrust Division and the Federal Trade Commission on May 22, 2001.

    At any time before or after the acquisition of AES closes, the Antitrust Division, the Federal Trade Commission, state antitrust authorities or a private person could seek to enjoin the acquisition of AES or cause either of the companies to divest certain assets. The Merger Agreement conditions the acquisition of AES on the receipt of all required governmental consents and approvals, including expiration or termination of the waiting period under the Hart-Scott-Rodino Act.

    Other than the approval described above, we are not aware of any other significant government or regulatory approval we need to complete the acquisition of AES. If we discover any other approvals are required, we will seek to obtain them.

FEDERAL SECURITIES LAW CONSEQUENCES

    Our common shares to be issued in the acquisition of AES are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933 and various state securities laws. The shares to be issued to the former AES shareholders in the acquisition of AES will be "restricted securities" under Rule 144 promulgated under the Securities Act of 1933, and may be resold only in transactions permitted by the resale provisions of Rule 144.

NO DISSENTERS' OR APPRAISAL RIGHTS

    Under Delaware law, Company stockholders will not have any appraisal rights or dissenters' rights with respect to their shares.

                         COMPARATIVE MARKET PRICE DATA

    Our common stock trades on The New York Stock Exchange under the symbol "MNS". No market value information is available for AES securities because there is no public market for them.

    The table below sets forth, for the calendar quarters indicated, the reported high and low sale prices of Company common stock as reported on The New York Stock Exchange.


                                                                  COMPANY COMMON
                                                                 STOCK SALE PRICE
                                                              ----------------------
                                                                HIGH          LOW
                                                              --------      --------
First Quarter 1999..........................................   $ 7.63        $5.06
Second Quarter 1999.........................................     6.13         5.19
Third Quarter 1999..........................................     7.25         4.88
Fourth Quarter 1999.........................................    10.31         6.25
First Quarter 2000..........................................    14.25         7.50
Second Quarter 2000.........................................    11.75         8.31
Third Quarter 2000..........................................    12.20         9.00
Fourth Quarter 2000.........................................    10.75         6.50
First Quarter 2001..........................................    10.57         7.74
Second Quarter 2001 (through June 14, 2001).................    20.07         9.68



    On May 2, 2001, the last full trading day before the public announcement of the signing of the Merger Agreement, the closing sales price of our common stock was $15.11. On June 14, 2001, the most recent practicable date that we could obtain information prior to the date of this document, the closing sale price of our common stock was $18.40. We urge you to obtain current market quotations before making any decision with respect to the acquisition of AES. At June 13, 2001, there were about 317 record holders of our common stock.


    After the acquisition of AES, the Company intends to retain earnings for use in its business and does not anticipate paying any dividends in the foreseeable future.

                              THE MERGER AGREEMENT

    THIS DISCUSSION SUMMARIZES THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT AND THE STOCK PURCHASE AGREEMENT. A COPY OF THE MERGER AGREEMENT IS INCLUDED IN THIS DOCUMENT AS APPENDIX B AND A COPY OF THE STOCK PURCHASE AGREEMENT IS INCLUDED IN THIS DOCUMENT AS APPENDIX C. THIS SUMMARY IS QUALIFIED BY REFERENCE TO THE FULL AGREEMENTS, WHICH YOU ARE ENCOURAGED TO READ.

CLOSING OF THE ACQUISITION

    The Merger Agreement calls for the acquisition of AES to be completed when a certificate of merger is filed in Delaware. If our stockholders approve the issuance of our shares as part of the acquisition consideration, and all other conditions are satisfied or waived, the acquisition of AES should be completed not later than two business days after our annual meeting.

MANNER AND BASIS OF CONVERTING SECURITIES

    NO CONVERSION OF OUR COMMON STOCK. Nothing will happen to your Company stock as a result of the acquisition of AES. They will not be converted, and you will not need to surrender them for any exchange. After the acquisition of AES, your certificates will represent the same number of shares of common stock as they represented before the acquisition of AES. However, because the number of shares of our outstanding common stock will increase by approximately 42% if the acquisition of AES is completed, the percentage ownership of the Company now represented by your Company shares will be correspondingly reduced.


    PURCHASE AND CONVERSION OF AES COMMON STOCK. Pursuant to the Stock Purchase Agreement, immediately prior to the effective time of the acquisition of AES, the Company will purchase 209 shares of AES common stock held by DSA in exchange for up to approximately 1,762,100 restricted shares of Company common stock, subject to certain downward adjustments. Pursuant to the Merger Agreement, at the effective time of the acquisition of AES the outstanding common stock of AES (other than the shares held by DSA and purchased pursuant to the Stock Purchase Agreement) will be converted into the right to receive $20,000,000 in cash, promissory notes of the Company in the aggregate principal amount of up to $20,000,000, subject to certain downward adjustments, and up to approximately 3,511,900 shares of Company common stock. The downward adjustments will be based on the shortfall in the net worth of AES below $19,000,000 as reported in the quarterly financial statements of AES for the most recent quarter prior to the effective date of the acquisition of AES and will be shared by the stockholders pro rata.


    We will not issue any fractional shares in connection with the acquisition of AES. Instead, an AES stockholder will receive an amount in cash equal to the product of the fractional share multiplied by the average closing price of Company common stock for the ten trading days immediately preceding the last full trading day prior to the effective time of the acquisition of AES.

TERMS OF THE MERGER AGREEMENT

    REPRESENTATIONS AND WARRANTIES. In the Merger Agreement, the parties have each made various customary representations and warranties as to, among other things:

    - their incorporation, existence, good standing, corporate power and similar corporate matters;

    - their capitalization;

    - their authorization, execution, delivery and performance and the enforceability of the Merger Agreement and related matters, and the absence of violations;

    - their documents, reports and financial statements and the accuracy and completeness of the information contained therein;

    - the absence of undisclosed liabilities;

    - the absence of material changes since December 31, 2000;

    - litigation; and

    - tax matters.

    In addition, the Merger Agreement contains representations and warranties of AES relating to, among other things, title to property, intellectual property, compliance with laws, material contracts, employee benefit matters and environmental matters.

    CONDITIONS TO THE MERGER. The obligations of the parties to complete the acquisition of AES are subject to satisfaction or waiver of certain conditions on or before the closing. These include:

    - approval by our stockholders;

    - compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act; and

    - the absence of any governmental law or order preventing or making illegal the acquisition of AES.

    The obligation of AES to complete the transaction is also subject to the satisfaction or waiver of the following conditions:

    - the continuing accuracy of the representations and warranties of the Company;

    - compliance by the Company with the terms of the Merger Agreement;

    - receipt of all consents and approvals required to be obtained by the Company;

    - the absence of any material adverse change in the Company; and

    - receipt of an opinion from counsel to the Company.

    The obligation of the Company to complete the acquisition of AES is also subject to the satisfaction or waiver of the following conditions:

    - the continuing accuracy of the representations and warranties of AES;

    - compliance by AES with the terms of the Merger Agreement;

    - receipt of consents and approvals required to be obtained by AES;

    - the absence of any material adverse change in AES;

    - execution of non-compete agreements by certain stockholders of AES; and

    - receipt of opinions of counsel to AES and DSA.

    COMPANY OBLIGATIONS PENDING CLOSING. The Merger Agreement imposes obligations and restrictions on the Company pending the closing of the transaction. The affirmative obligations include conducting business in the ordinary course and refraining from taking any action that could cause the Merger to be considered ineligible for a tax-free reorganization.

    AES OBLIGATIONS PENDING CLOSING. The Merger Agreement imposes obligations and restrictions on AES pending the transaction. The affirmative obligations include conducting the business in the ordinary course, complying in all material respects with applicable laws, paying debts and taxes and performing material obligations as they become due, using commercially reasonable practices to preserve the business intact, keeping available the services of its officers and employees, and maintaining the relationships with persons with which AES does business. The agreement prohibits or restricts AES from taking any of the following actions without the consent of the Company:

    - Changing or granting stock options;

    - Granting severance or termination pay to officers or employees;

    - Transferring its intellectual property;

    - Declaring dividends or distributions;

    - Purchasing or acquiring its stock;

    - Amending its charter documents;

    - Acquiring or merging with another business;

    - Incurring debt;

    - Amending or adopting any stock or benefit plan;

    - Making certain payments or entering into agreements other than in the ordinary course;

    - Revaluing its assets; and

    - Engaging in any action that could cause the Merger to be ineligible for a tax-free reorganization.

    STOCKHOLDERS MEETING. The Company has agreed to call a meeting of stockholders as soon as practicable after the signing of the Merger Agreement for the purpose of approving the issuance of Company common stock in connection with the acquisition of AES.

    CONFIDENTIALITY. The Company and AES have agreed to permit access by each other's accountants, counsel and other representatives during normal business hours and in a manner so as to minimize the interference with business operations to its properties, books, records and personnel.

    NO SOLICITATION. AES and its agents and affiliates have agreed not to solicit, initiate, encourage or induce the making, submission or announcement of any acquisition of voting securities of AES, any tender offer related to AES securities, any acquisition or disposition of any material portion of the assets of AES, or any liquidation, dissolution, recapitalization or other significant corporate reorganization of AES. They have also agreed not to take certain actions relating to any proposal regarding any acquisition or purchase from AES by any person of AES voting securities or any offer relating to AES voting securities that could result in the person owning 5% or more of the total outstanding voting securities of AES, any proposal relating to any merger, consolidation, business combination or similar transaction involving AES, any sale, certain lease transactions, exchange, transfer, certain licenses, acquisition or disposition of any material portion of the assets of AES or any liquidation, dissolution, recapitalization or other significant corporate reorganization of AES. Specifically, AES and its agents and affiliates have agreed that they will not:

    - participate in any discussions or negotiations, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, a proposal for a transaction described above;

    - engage in discussions with any person with respect to any proposal for a transaction described above;

    - approve, endorse or recommend any proposal for a transaction described above; or

    - enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any transaction described above.

    AES has also agreed that as promptly as practicable, and in any event within 24 hours, it will advise the Company orally and in writing of any request for information which AES reasonably believes would lead to a proposal or of any proposal, or any inquiry with respect to or which AES reasonably should believe would lead to such a proposal, and the material terms and conditions of such request, proposal or inquiry, and the identity of the person or group making any such request, proposal or inquiry. AES has agreed to keep the Company informed of the status and details of any such request, proposal or inquiry.

    TERMINATION. The Merger Agreement may be terminated at any time before the transaction is completed by:


    - mutual consent of its board of directors and ours;



    - its board of directors or ours if the transaction is not completed by October 15, 2001, other than because of a breach of the agreement by the terminating party;


    - by either party if a governmental entity issues an order, decree or ruling or takes any other action that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and the order, decree, ruling or other action is final and nonappealable;

    - by AES if the Company or AES Acquisition Corp. breaches any representation, warranty, covenant or agreement on the part of the Company or AES Acquisition Corp. or if any representation or warranty of the Company becomes untrue such that the Company and AES Acquisition Corp. are unable to satisfy their conditions to closing in the Merger Agreement, except that if the inaccuracy or breach is curable by the Company, then AES cannot terminate the agreement until 30 days after the Company receives notice of the breach and AES cannot terminate the agreement as a result of the breach if the breach is cured by the Company within the 30 day period.

    - by the Company if AES breaches any representation, warranty, covenant or agreement on the part of AES or if any representation or warranty of AES becomes untrue such that AES is unable to satisfy its conditions to closing in the Merger Agreement, except that if the inaccuracy or breach is curable by AES, then the Company cannot terminate the agreement until 30 days after AES receives notice of the breach and the Company cannot terminate the agreement as a result of the breach if the breach is cured by AES within the 30 day period.

    FEES AND EXPENSES. All fees and expenses incurred in connection with the Merger Agreement and the related transactions shall be paid by the party that incurs the expenses regardless of whether the Merger is consummated, except that the stockholders of AES will pay any expenses of AES in excess of $150,000.

    VOTING AGREEMENT. In connection with the acquisition with AES, the Company has entered into a Stockholders Agreement with the stockholders of AES, including DSA, pursuant to which, among other things, the stockholders of AES have agreed to vote the shares of Company common stock held by them in the same proportion as other stockholders of the Company with respect to matters submitted to a stockholder vote, and to refrain from making any stockholder proposal to the Company that would require a vote by the Company's stockholders. This voting agreement will be suspended for so long as (i) the aggregate beneficial ownership of Company common stock by the stockholders of AES is less than 10% of the outstanding Company common stock or (ii) a default that occurred and is not cured under the promissory notes issued by the Company as part of the consideration for the acquisition of AES.

    REGISTRATION RIGHTS. The Company has agreed in the Stockholders Agreement to provide certain registration rights to the former AES stockholders. These rights include:

    - "piggyback" registration rights, which means that the former AES stockholders have the right to register the Company common stock issued in the acquisition of AES along with any other shares of common stock that the Company proposes to register in certain circumstances; and

    - "demand" registration rights, which means that the former AES stockholders have the right to demand that the Company register the Company common stock issued in the acquisition of AES if, after two years from the date of the acquisition of AES, the shares have not been registered.

    RESTRICTIONS ON TRANSFER. Under the Stockholders Agreement, DSA has agreed not to sell or transfer any shares of Company common stock beneficially owned by it for a period of five years from the closing of the acquisition of AES, other than:

    - upon a Change in Control (as defined in the Stockholders Agreement) of the Company;

    - pursuant to the registration rights described above under "--Registration Rights"; or

    - upon the default by the Company of certain specified agreements.

    After the five-year period or upon a Change in Control, DSA has agreed not to sell or transfer any shares of Company common stock beneficially owned by it without first offering the shares to the Company, except pursuant to the registration rights described above under "--Registration Rights" or pursuant to the volume restrictions, manner of sale and other conditions of Rule 144 under the Securities Act, even if those provisions are not then applicable.

    The stockholders of AES, other than DSA, have agreed not to sell or transfer any shares of Company common stock beneficially owned by them without first offering the shares to the Company, except upon a Change in Control of the Company, pursuant to the registration rights described above under "--Registration Rights" or pursuant to the volume restrictions, manner of sale and other conditions of Rule 144 under the Securities Act, even if those provisions are not then applicable.

    The stockholders of AES, including DSA, have agreed that in no event will they knowingly sell shares of Company common stock constituting 2% of the then outstanding shares of Company common stock to any one person or group without first offering such shares to the Company.

    INDEMNIFICATION. In the Stockholders Agreement, the stockholders of AES have agreed to indemnify the Company for breaches of the representations and warranties of AES in the Merger Agreement. The indemnification by DSA is limited to breaches of the representations and warranties of AES arising solely from action taken or event occurring prior to June 30, 1999, the date DSA acquired its interest in AES. The stockholders need not indemnify the Company for the first $500,000 of losses suffered by the Company as a result of breaches of the representations and warranties of AES and the maximum any one stockholder is required to pay cannot exceed the amount they receive under the Merger Agreement or, in the case of AES, the Stock Purchase Agreement. Each stockholder of AES has also agreed to indemnify the Company without limit for breaches of representations and warranties made to the Company regarding their status and their respective ownership of the capital stock of AES.

    The stockholders of AES, other than DSA, have agreed that approximately 751,190 of the shares of the Company's common stock to be issued to them in the acquisition of AES will be held in escrow to secure their indemnification obligations to the Company. An additional 250,000 shares of the Company's common stock to be issued to the stockholders of AES in the acquisition of AES will be held in escrow to ensure the ultimate repayment of a DSA Promissory Note. See "Acquisition of AES--Document of Understanding."

    The Company has agreed to indemnify the stockholders of AES for breaches of the representations and warranties it made in the Merger Agreement and, in the case of DSA, the Stock Purchase Agreement. With the exception of certain representations regarding the issuance of the Company's common stock and the promissory notes in connection with the acquisition of AES, the Company need not indemnify the stockholders for the first $500,000 of losses suffered by the stockholders as a result of breaches of the Company's representations and warranties and the maximum the Company could be required to pay is limited to $60,000,000.

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATMENTS

    The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company which were previously reported in the Company's Form 10-K for the year ended December 31, 2000 and the Company's Form 10-Q for the quarter ended March 31, 2001, which are incorporated by reference, and the consolidated financial statements and the notes thereto of AES for the year ended December 31, 2000 and for the three months ended March 31, 2001, included elsewhere in this document.

    The acquisition of AES has been accounted for using the purchase method of accounting. The unaudited pro forma consolidated statements of income of the Company for the three months ended March 31, 2001 and for the year ended December 31, 2000 and the unaudited pro forma consolidated balance sheet of the Company as of March 31, 2001, which are set froth below, give effect to the purchase of AES based upon the assumptions set forth below and in the notes to unaudited pro forma consolidated financial statements. The unaudited pro forma financial information assumes that the purchase of AES was completed on January 1, 2000 for the unaudited pro forma consolidated statements of income and on March 31, 2001 for the unaudited pro forma consolidated balance sheet.

    The Company and AES have had no significant inter-company activity which would require elimination in preparing the unaudited pro forma consolidated financial statements. In addition, the Company and AES have no significantly different accounting policies and procedures which require conforming adjustments.

    The pro forma adjustments and the resulting unaudited pro forma consolidated financial statements were prepared based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma consolidated financial statements. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation reflected in the unaudited pro forma consolidated financial statements should be considered preliminary. However, in the opinion of our management, the final allocation will not have a material impact on the unaudited pro forma consolidated financial statements.

    The unaudited pro forma consolidated financial statements do not purport to represent what our financial position or results of operations would have been had the acquisition of AES occurred on the dates indicated or to project our financial position or results of operations for any future period. Furthermore, the unaudited pro forma consolidated financial statements do not reflect changes which may occur as the result of activities after the acquisition of AES closes.

                            MSC.SOFTWARE CORPORATION



                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET



                                 MARCH 31, 2001


                                                                   ADVANCED                         PRO FORMA
                                                 MSC.SOFTWARE     ENTERPRISE       PRO FORMA       MSC.SOFTWARE
                                                 CORPORATION    SOLUTIONS, INC.   ADJUSTMENTS      CORPORATION
                                                 ------------   ---------------   -----------      ------------
                                                                     (DOLLARS IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents....................    $ 24,474         $ 2,115        $(20,000)(2)      $  6,589
  Investments..................................       1,045          12,012              --            13,057
  Trade accounts receivable net................      53,162          11,367              --            64,529
  Deferred tax charges.........................      16,100             264             390(3)         16,754
  Other current assets.........................       9,326           3,062              --            12,388
                                                   --------         -------        --------          --------
    Total current assets.......................     104,107          28,820         (19,610)          113,317
Property and equipment, net....................      20,043             533              --            20,576
Capitalized software costs, net................      25,001              --              --            25,001
Goodwill, net..................................      31,704              --              --(1)         31,704
Other intangible assets, net...................      28,919              --              --(1)         28,919
Excess of purchase price over fair value of net
  tangible assets acquired.....................          --              --         118,203(1)        118,203
Other assets...................................       4,218             143              --             4,361
                                                   --------         -------        --------          --------
  Total assets.................................    $213,992         $29,496        $ 98,593          $342,081

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable.............................    $  5,973         $ 8,074        $  1,300(4)       $ 15,347
  Current portion of note payable..............       3,733              --              --             3,733
  Current portion of subordinated notes
    payable....................................       3,236              --              --             3,236
  Deferred revenue.............................      49,692              --              --            49,692
  Compensation and related expenses............       9,636           1,032              --            10,668
  Restructuring reserve........................       1,317              --           1,000(5)          2,317
  Other current liabilities....................      18,174           2,389              --            20,563
                                                   --------         -------        --------          --------
    Total current liabilities..................      91,761          11,495           2,300           105,556
Note payable to Dassault Systemes of America...          --           5,000            (567)(9)         4,433
Deferred income taxes..........................      16,023              --              --            16,023
Notes payable to AES shareholders, net.........          --              --          18,727(6)         18,727
Convertible subordinated debentures............      58,360              --              --            58,360
Subordinated notes payable less current
  portion......................................       8,953              --              --             8,953

Shareholders' equity:
  Common stock.................................      36,049           7,000          91,134(7)        127,183
                                                                                     (7,000)(8)
  Common stock warrants........................       4,428              --              --             4,428
  Retained earnings............................       6,186           5,983          (5,983)(8)         6,186
  Accumulated other comprehensive loss.........      (7,491)             18             (18)(8)        (7,491)
  Treasury shares..............................        (277)             --              --              (277)
                                                   --------         -------        --------          --------
    Total shareholders' equity.................      38,895          13,001          78,133           130,029
                                                   --------         -------        --------          --------
    Total liabilities and shareholders'
      equity...................................    $213,992         $29,496        $ 98,593          $342,081
                                                   ========         =======        ========          ========

   See accompanying notes to unaudited pro forma consolidated balance sheet.

                            MSC.SOFTWARE CORPORATION



            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET



                                 MARCH 31, 2001


(1) Adjustment to reflect the excess of purchase price over fair value of net tangible assets acquired from the purchase of AES. The total purchase price, including acquisition costs, was allocated to the assets and liabilities of AES, based upon their approximate fair market value, as follows: $13,568,000 to net tangible assets and $118,203,000 to excess of purchase price over fair value of net tangible assets acquired. The Company intends to allocate a portion of the purchase price to goodwill and to other identifiable intangibles upon the completion of a valuation of the intangible assets acquired. Estimated costs incurred related to the purchase are $1,300,000. An additional adjustment of $1,000,000 to excess of purchase price over fair value of net tangible assets acquired was provided for estimated additional acquisition costs relating to the integration of AES, in accordance with Emerging Issues Task Force ("EITF") No. 95-3, "RECOGNITION OF LIABILITIES IN CONNECTION WITH A PURCHASE BUSINESS COMBINATION". The excess of purchase price over fair value of net tangible assets acquired and identified intangibles will be amortized over 20 years. The following is a summary of the purchase price calculation:

Cash........................................................  $ 20,000,000
Fair value (including $346,000 discount from face value) of
  notes payable to AES shareholders.........................    18,727,000
Value of 5,300,000 shares of Company common stock to be
  issued....................................................    80,984,000
Value of AES stock options assumed..........................    10,150,000
Direct costs of the transaction.............................     1,300,000
Additional AES restructuring liability, net of deferred tax
  asset of $390,000.........................................       610,000
                                                              ------------
                                                               131,771,000
Less fair value of net tangible assets acquired.............    13,568,000
                                                              ------------
    Excess of purchase price over fair value of net tangible
      assets acquired.......................................  $118,203,000
                                                              ============

    The notes payable to AES shareholders are subject to a tangible net worth adjustment (as defined in the Merger Agreement) and could be in an aggregate principal amount of up to $20,000,000. As of March 31, 2001, the tangible net worth adjustment would result in a reduction of the notes payable to AES shareholders of $927,000. The actual amount of the notes payable to AES shareholders will be calculated as of the final closing date.

    The fair value of the shares of Company common stock issued of $15.28 per share was based upon the average closing price of the Company's common stock on May 2, 2001 (the date of the signing and announcement of the definitive merger agreement) and the ten days prior and subsequent to May 2, 2001.

    With respect to the stock options assumed as part of the purchase, all AES options will be exchanged for Company stock options. Each assumed option will continue to have, and be subject to, the same terms and conditions, except: (i) the options will be fully vested; (ii) the options will be exercisable for shares of common stock of the Company determined by a formula set forth in the Merger Agreement; and (iii) each optionholder will be required to enter into a lock-up agreement that will limit the ability of the optionholder to sell or otherwise dispose of shares of common stock of the Company acquired upon exercise of options for specified time periods to be agreed to by the Company and AES. The fair value of the stock options to be assumed (options to purchase approximately 700,000 common shares at approximately $.10 per share) is based on the Black-Scholes model using the following assumptions: fair market value of the underlying shares of

                            MSC.SOFTWARE CORPORATION



            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET



                                 MARCH 31, 2001


    $15.28, expected life of 5 years, expected volatility of 52.8%, risk free interest rate of 5% and dividend yield of 0%.

(2) Adjustment is the amount of cash to be paid for the purchase of AES.

(3) Adjustment is the deferred tax asset related to the $1,000,000 of estimated additional costs relating to the restructuring of AES.

(4) Adjustment is the estimated direct costs of $1,300,000 incurred related to the purchase of AES.

(5) Adjustment is the $1,000,000 for estimated additional acquisition costs relating to the restructuring of AES.

(6) Adjustment is the $19,073,000 principal amount of notes payable to AES shareholders to be issued for the purchase of AES, less a discount of $346,000 to record the notes payable at their estimated fair value using market rates as of March 31, 2001.

(7) Adjustment is the Company's common stock (5,300,000 shares) and stock options (700,000 option shares) to be issued for the purchase of AES.

(8) Adjustment is for the elimination of AES' shareholders' equity.

(9) Adjustment is a discount on the notes payable to Dassault Systemes of America to record the note at its estimated fair value using market rates as of March 31, 2001.

                            MSC.SOFTWARE CORPORATION



             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME



                       THREE MONTHS ENDED MARCH 31, 2001


                                                                ADVANCED                      PRO FORMA
                                             MSC.SOFTWARE      ENTERPRISE       PRO FORMA    MSC.SOFTWARE
                                             CORPORATION    SOLUTIONS, INC.    ADJUSTMENTS   CORPORATION
                                             ------------   ----------------   -----------   ------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue....................................     $44,657         $18,364          $    --        $63,021

Cost of revenue............................      11,920          11,815               --         23,735
                                                -------         -------          -------        -------
Gross profit...............................      32,737           6,549                          39,286
                                                -------         -------          -------        -------
Operating expense:
  Research and development.................       5,372              --               --          5,372
  Selling, general and administrative......      20,983           5,213               --         26,196
  Amortization of goodwill and other
    intangibles............................       2,688              --            1,478 (1)      4,166
                                                -------         -------          -------        -------
    Total operating expense................      29,043           5,213            1,478         35,734
                                                -------         -------          -------        -------
Operating income...........................       3,694           1,336           (1,478)         3,552
                                                -------         -------          -------        -------
Other expense (income):
  Interest expense.........................       1,613              --              420 (2)      2,033
  Other income, net........................        (164)           (289)              --           (453)
                                                -------         -------          -------        -------
    Total other expense, net...............       1,449            (289)             420          1,580
                                                -------         -------          -------        -------
Income before provision for income taxes...       2,245           1,625           (1,898)         1,972
  Provision for income taxes...............         885             646             (164)(3)      1,367
                                                -------         -------          -------        -------
Net income.................................     $ 1,360         $   979          $(1,734)       $   605
                                                =======         =======          =======        =======

Basic earnings per share...................     $  0.10                                         $  0.03
                                                =======                                         =======

Diluted earnings per share.................     $  0.09                                         $  0.03
                                                =======                                         =======

BASIC WEIGHTED-AVERAGE SHARES
  OUTSTANDING..............................      14,182                            5,300         19,482
                                                =======                          =======        =======

DILUTED WEIGHTED-AVERAGE SHARES
  OUTSTANDING..............................      14,667                            5,927         20,594
                                                =======                          =======        =======

---------------------------------------------------------------------------------------------------------
PRO FORMA RESULTS
EXCLUDING AMORTIZATION OF GOODWILL(4)

Operating income...........................     $ 5,005                                         $ 6,341

Net income.................................     $ 2,671                                         $ 3,394

Basic earnings per share...................     $  0.19                                         $  0.17

Diluted earnings per share.................     $  0.18                                         $  0.16
---------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma consolidated statements of income.

                            MSC.SOFTWARE CORPORATION



             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME



                          YEAR ENDED DECEMBER 31, 2000


                                                                ADVANCED                      PRO FORMA
                                             MSC.SOFTWARE      ENTERPRISE       PRO FORMA    MSC.SOFTWARE
                                             CORPORATION    SOLUTIONS, INC.    ADJUSTMENTS   CORPORATION
                                             ------------   ----------------   -----------   ------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue....................................    $178,024         $97,664          $    --       $275,688

Cost of revenue............................      44,853          66,801               --        111,654
                                               --------         -------          -------       --------
Gross profit...............................     133,171          30,863               --        164,034
                                               --------         -------          -------       --------
Operating expense:
  Research and development.................      16,656              --               --         16,656
  Selling, general and administrative......      82,325          20,655               --        102,980
  Amortization of goodwill and other
    intangibles............................      11,049              --            5,910 (1)     16,959
                                               --------         -------          -------       --------
    Total operating expense................     110,030          20,655            5,910        136,595
                                               --------         -------          -------       --------
Operating income...........................      23,141          10,208           (5,910)        27,439
                                               --------         -------          -------       --------
Other expense (income):
  Interest expense.........................       6,679              --            1,690 (2)      8,369
  Other income, net........................        (106)           (986)              --         (1,092)
                                               --------         -------          -------       --------
    Total other expense, net...............       6,573            (986)           1,690          7,277
                                               --------         -------          -------       --------
Income before provision for income taxes...      16,568          11,194           (7,600)        20,162
  Provision for income taxes...............       5,435           4,377             (659)(3)      9,153
                                               --------         -------          -------       --------
Net income.................................    $ 11,133         $ 6,817          $(6,941)      $ 11,009
                                               ========         =======          =======       ========

Basic earnings per share...................    $   0.79                                        $   0.57
                                               ========                                        ========

Diluted earnings per share.................    $   0.76                                        $   0.54
                                               ========                                        ========

BASIC WEIGHTED-AVERAGE SHARES
  OUTSTANDING..............................      14,025                            5,300         19,325
                                               ========                          =======       ========

DILUTED WEIGHTED-AVERAGE SHARES
  OUTSTANDING..............................      14,614                            5,928         20,542
                                               ========                          =======       ========

---------------------------------------------------------------------------------------------------------
PRO FORMA RESULTS
EXCLUDING AMORTIZATION OF GOODWILL(4)

Operating income...........................    $ 28,687                                        $ 38,895

Net income.................................    $ 16,679                                        $ 22,465

Basic earnings per share...................    $   1.19                                        $   1.16

Diluted earnings per share.................    $   1.07                                        $   1.05
---------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma consolidated statements of income.

                            MSC.SOFTWARE CORPORATION



         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME



                       THREE MONTHS ENDED MARCH 31, 2001



                        AND YEAR ENDED DECEMBER 31, 2000


(1) Adjustment to reflect the additional amortization of the excess of purchase price over fair value of net tangible assets acquired from the purchase of AES. The purchase will result in approximately $118,203,000 of excess of purchase price over fair value of net tangible assets acquired, which will be amortized over its estimated useful life of 20 years. The Company intends to allocate a portion of the excess of purchase price over fair value of net tangible assets acquired to goodwill and to other identifiable intangibles upon the completion of a valuation of the intangible assets acquired. Actual amortization periods for any identifiable intangibles may vary from the 20 year life used for purposes of this pro forma.

(2) Adjustment to reflect the additional interest expense for the $19,073,000 principal amount of the 7% notes payable to AES shareholders and the amortization of the related discount.

(3) Adjustment is the net tax effect of the pro forma adjustments. Income taxes were provided at a rate of 39% for both periods presented.

(4) In May 2001, the Financial Accounting Standards Board (the "FASB") announced, in connection with finalizing a new accounting statement for business combinations, its tentative conclusion that goodwill arising from business combinations, including prior business combinations, would no longer be required to be amortized. Goodwill would instead by reviewed for impairment at a reporting unit level, and the value would be written down only if the fair value of the reporting unit is less than its carrying amount, including goodwill.

    The FASB expects to vote on this statement in late June 2001 and issue the statement in the second half of July 2001. This statement would be effective for fiscal years beginning after December 15, 2001. In all cases, the statement must be adopted as of the beginning of a fiscal year.

    As a result of the pending new accounting statement, the Company has provided certain pro forma income statement information assuming no amortization of goodwill as if the new accounting statement had been effective as of January 1, 2000. However, the accounting statement has not yet been finalized and the provisions of the new accounting statement may change significantly before it is issued. Therefore, this additional information is not in accordance with generally accepted accounting principles. The amounts presented may differ materially based on the final allocation of the purchase price and the Company has not completed any required impairment analysis that might be required under the new accounting standard.

    Note: The unaudited pro forma consolidated statements of income do not include the costs of integration as these costs do not qualify as liabilities in connection with a purchase business combination under EITF No. 95-3 nor do they include any adjustment to reflect the efficiencies and cost reductions expected to be obtained in connection with the integration of the AES operations into those of the Company. The costs of facility closures have been included as part of the cost of the acquisition in accordance with EITF No. 95-3. The integration of operations is expected to be completed within three months after the acquisition date, after which certain efficiencies and cost savings are expected to be realized.

                             2001 STOCK OPTION PLAN

    The Company currently maintains the MSC.Software Corporation 1991 Stock Option Plan (referred to as the "1991 Plan") and the MSC.Software Corporation 1998 Stock Option Plan (referred to as the "1998 Plan"). The Board believes that the 1991 Plan and the 1998 Plan have been worthwhile in attracting and retaining desirable employees, officers and directors. However, the Board believes that due to the increase in the number of employees in connection with the acquisition of AES, an insufficient number of shares remain available under the limits of the 1991 Plan and the 1998 Plan to adequately provide for future incentives. The 1991 Plan terminates in 2001.

    As a result, the Board adopted the 2001 Plan on May 7, 2001, subject to the receipt of stockholder approval of the 2001 Plan at the annual meeting.

    Even if the 2001 Plan is approved by stockholders, the Board expects that additional options will be granted under the 1991 Plan and the 1998 Plan. As of May 31, 2001, 1,890,414 shares of common stock with a weighted average exercise price of $11.72 remained subject to options then outstanding under the 1991 Plan and an additional 358,687 shares of common stock remained available for award purposes under the 1991 Plan. As of the same date, 2,382,095 shares of common stock with a weighted average exercise price of $9.18 remained subject to options then outstanding under the 1998 Plan and an additional 819,040 shares of common stock remained available for award purposes under the 1998 Plan. Although additional shares subject to outstanding options may become available in the future if options expire or terminate prior to exercise, those shares are not available now. As of May 31, 2001, there were 14,845,526 outstanding shares of common stock.

    The 2001 Plan authorizes the grant of stock options and the principal terms of the 2001 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Plan, a copy of which is included as Appendix E to this document. Capitalized terms used in the summary are used as defined in the 2001 Plan.

SUMMARY DESCRIPTION OF THE 2001 PLAN

    - PURPOSE: The purpose of the 2001 Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining, and rewarding officers, employees, and other eligible persons through the grant of equity incentives. The 2001 Plan also aims to attract, motivate and retain experienced and knowledgeable independent directors.

    - ADMINISTRATION: The 2001 Plan is administered by the Board or one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). Currently, the Company's Compensation Committee administers the 2001 Plan. The Committee determines the number of shares that are to be subject to Options, the exercise price of Options, and the other terms and conditions of the Options. Subject to the other provisions of the 2001 Plan, the Committee has the authority (1) to permit the recipient of any Option to pay the exercise price of an Option in cash, the delivery of previously owned shares of Company common stock, or a cashless exercise; (2) to accelerate the receipt or vesting of benefits pursuant to an Option; and (3) to make certain adjustments to an outstanding Option and authorize the acceleration or termination or the assumption, conversion, or substitution of an Option.

    - ELIGIBILITY: Persons eligible to receive Options under the 2001 Plan include directors, officers or employees of the Company or any of its Subsidiaries, and certain individual consultants and advisors to the Company. Each member of the Board who is not an officer or employee of the Company (a "Non-Employee Director") will receive certain automatic award grants under the 2001 Plan, as described more fully below. Currently, there are four Non-Employee Directors. Approximately 1,000 individuals are currently eligible to participate in the 2001 Plan, and approximately 1,200 individuals will be eligible to participate in the 2001 Plan upon the effectiveness of the acquisition of AES.

    - TRANSFER RESTRICTIONS: Subject to certain limited exceptions contained in
      Section 1.8 of the 2001 Plan, Options are nontransferable and the Company will only issue any amounts payable or shares issuable pursuant to an Option to the participant, a legal representative, or in the case of death, the participant's estate or designated beneficiary.

    - LIMITS ON AUTHORIZED SHARES: Under the 2001 Plan, a maximum of 2,000,000 shares of common stock may be delivered pursuant to Options. The maximum number of these shares that may be issued to Non-Employee Directors is 60,000. The maximum number of shares subject to Options granted to any participant during any calendar year is 500,000.

    - ANTIDILUTION ADJUSTMENTS: As is customary in stock option plans of this nature, the number and kind of shares available under the 2001 Plan, as well as the exercise or purchase prices, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

    - NO LIMIT ON OTHER PLANS: The 2001 Plan does not limit the ability of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

    - STOCK OPTIONS: An Option is the right to purchase shares of common stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Committee, but it will not be less than the fair market value of a share of common stock on the date of grant. Each Option granted under the 2001 Plan will expire within 10 years after the date of grant of the Option. Option recipients must pay the full Option Price (either in cash or by another approved method) at the time of exercise. Options under the 2001 Plan are either Incentive Stock Options or a Nonqualified Stock Options. Incentive Stock Options are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment of Options under the 2001 Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2001 Plan.

    - AUTOMATIC OPTION GRANTS TO ELIGIBLE DIRECTORS: After the Company's 1991 Stock Option Plan terminates in 2001, the automatic annual grants of certain Options to Non-Employee Directors will be made under the 1998 Plan, and after the termination of the 1998 Plan, the automatic annual grants of certain Options to Non-Employee Directors will be made under the 2001 Plan. Under the 2001 Plan, the Company thereafter will grant Nonqualified Stock Options to purchase 10,000 shares of common stock to each Non-Employee Director on the date he or she is first elected or appointed to the Board. In addition, the Company will grant Nonqualified Stock Options to purchase 3,000 shares of common stock on the first business day of each calendar year to each Non-Employee Director who is then in office. Each Option will have a five-year term and the exercise price will equal 100% of the Fair Market Value of a share on the date of grant. Each Option will fully vest twelve months after the date of grant.

    - ACCELERATION OF OPTIONS; POSSIBLE EARLY TERMINATION OF OPTIONS: Unless the Committee determines otherwise, participants can generally exercise their Options immediately upon the occurrence of a Change in Control Event. A Change in Control Event under the 2001 Plan generally includes a dissolution or liquidation of the Company, a reorganization resulting in a change in ownership of at least 30% of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a sale of substantially all of the Company's assets. Options may terminate after a Change in Control Event in which the Company does not survive.

    - TERMINATION OR CHANGES TO THE 2001 PLAN: The Board may amend or terminate the 2001 Plan at any time and in any manner. Unless required by law or deemed necessary or advisable by the Board, the Board will not seek stockholder approval for any amendment to the 2001 Plan. The 2001 Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date of the 2001 Plan. Outstanding Options may be amended by the Committee only in accordance with the terms of the 2001 Plan and may not be amended or extended beyond 10 years without stockholder approval.


    - SECURITIES UNDERLYING OPTIONS: The market value of a share of Company common stock as of June 14, 2001 was $18.40 per share. Upon receipt of stockholder approval of the 2001 Plan, the Company plans to register the 2,000,000 shares of common stock authorized by the 2001 Plan pursuant to the Securities Act of 1933.


    - NO REPRICING: The Company will not, without stockholder approval, amend, or cancel and regrant, any Option granted under the 2001 Plan in order to reduce the per share exercise price of the Option to a price less than 100% of the fair market value of the common stock on the date of grant of the initial Option. The Board or Committee may, however, adjust the Option Price consistent with customary anti-dilution provisions of the 2001 Plan.

    - NO "RELOAD OPTIONS": The 2001 Plan does not provide for the grant of "reload options," whereby an Option (the "Original Option") is enhanced by granting a new option to the extent the Original Option is enhanced or to the extent it is exercised with shares of already-held stock.

FEDERAL INCOME TAX TREATMENT OF OPTIONS UNDER THE 2001 PLAN

    The current federal income tax consequences of the 2001 Plan are summarized in the following general discussion of the general tax principles applicable to the 2001 Plan. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

    With respect to nonqualified stock options, the participant recognizes ordinary income of, and the Company is generally entitled to deduct, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

    If an Option is accelerated under the 2001 Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be able to deduct the portion of the compensation attributable to the acceleration if it, together with other compensation received in connection with the event, exceeds certain threshold limits under the Code. These excess payments are called "parachute payments" and can also trigger certain related excise taxes. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

SPECIFIC BENEFITS


    For information regarding options granted to executive officers of the Company, see the material under the heading "Option Grant Table" at page 21.

    The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2001 Plan cannot be determined at this time because benefits or amounts, eligibility, price and certain terms are wholly within the discretion of the Committee. Similarly, the dollar value of the benefits that will be received by or allocated to eligible persons in the future under the 2001 Plan are not determinable because the value of such benefits depends on the number, exercise price and other terms of the Options to be granted and, among other variables, the fair market value of the Company's common stock in the future.

    THE BOARD HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE 2001 PLAN. Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. All members of the Board are eligible for awards under the 2001 Plan.

                         WHERE TO FIND MORE INFORMATION


    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our filed reports, statements or other information at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov." If you have trouble retrieving electronically filed or other information about us, you should also search under our former name--"The MacNeal-Schwendler Corporation".


    The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important business and financial information by referring you to another document separately filed with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in the proxy statement. This proxy statement incorporates by reference the following documents previously filed by us with the SEC. These documents contain important information about our company and our finances.

    1.  Our Annual Report on Form 10-K for the year ended December 31, 2000.

    2. Our Quarterly Report on Form 10-Q for the three months ended March 31, 2001.

    3.  Our Current Report on Form 8-K, event date May 2, 2001.

    We are also incorporating by reference additional documents we may file with the SEC between the date of this proxy statement and the date of our annual meeting.

    If you are one of our stockholders, we may have sent you some of the documents incorporated by reference, but you can still obtain those documents through us, or the SEC, or the SEC's Internet World Wide Web site described above. Documents incorporated by reference are available from us without charge, excluding their exhibits unless specifically incorporated by reference as an exhibit to this proxy statement. Documents incorporated by reference in this proxy statement may be obtained from us upon request in writing at the following address:

                                  MSC.Software Corporation
                                  2 MacArthur Place
                                  Santa Ana, California 92707
                                  Attention: Louis A. Greco


    IF YOU WOULD LIKE TO REQUEST DOCUMENTS FROM US, PLEASE DO SO BY JULY 13, 2001 TO RECEIVE THEM BEFORE THE ANNUAL MEETING. Requested documents will be mailed to you by first-class mail, or other equally prompt means, within one business day after we receive your request.



    You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement. This proxy statement is dated
June 15, 2001. You should not assume that the information contained in the proxy statement is accurate as of any other date, and the mailing of this proxy statement to our stockholders shall not create any contrary implication.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company believes that the SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16(a) of the Securities and Exchange Act during 2000.

EXHIBITS TO ANNUAL REPORT ON FORM 10-K


    If any person who was a beneficial owner of common stock of the Company on the record date for the 2001 Annual Meeting of Stockholders desires additional information, a copy of the exhibits to the Company's Report on Form 10-K will be furnished upon written request and payment of copying charges. The request should identify the person requesting the exhibits as a stockholder of the Company as of June 13, 2001 and should be directed to Mr. Louis A. Greco, Secretary, MSC.Software Corporation, 2 MacArthur Place, Santa Ana, California 92707.



STOCKHOLDER PROPOSALS



    Our Annual Meeting was delayed because of the acquisition of AES. We anticipate that the 2002 Annual Meeting will occur on its regular date in May 2002. Accordingly, any stockholder proposal must be submitted in writing to Louis A. Greco, Secretary of the Company, at the principal executive offices of the Company at 2 MacArthur Place, Santa Ana, California 92707 and received by December 1, 2001 if it is to be considered for inclusion in the Company's 2002 proxy materials. Any such proposal must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. A stockholder proposal (other than in respect of a nominee for election to the Board) to be presented at the 2002 Annual Meeting, but not submitted for inclusion in the proxy statement, will be considered untimely under the Company's Bylaws if received by the Company after the close of business on the tenth day following the day on which notice of the 2002 Annual Meeting is first mailed to stockholders.



                                               By Order of the Board,

                                               /s/ Louis A. Greco
                                               Secretary and Chief Financial Officer
                June 15, 2001

[LOGO]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Advanced Enterprise Solutions, Inc.:

    We have audited the accompanying consolidated balance sheets of Advanced Enterprise Solutions, Inc. and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Advanced Enterprise Solutions, Inc. and subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP


Costa Mesa, California
March 30, 2001, except for Note 8
  which is as of May 2, 2001

                      ADVANCED ENTERPRISE SOLUTIONS, INC.
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 DECEMBER 31,
                                                              -------------------    MARCH 31,
                                                                1999       2000        2001
                                                              --------   --------   -----------
                                                                                    (UNAUDITED)
                                            ASSETS
Current assets:
  Cash and cash equivalents.................................  $ 7,834    $13,640      $ 2,115
  Short-term investments....................................    7,117      2,479       12,012
  Trade accounts receivable, net............................   14,018     18,077       11,367
  Inventory.................................................      499      1,926        1,220
  Deferred tax assets, current..............................      425        376          264
  Income tax receivable.....................................       --         --        1,607
  Other current assets......................................      340        245          235
                                                              -------    -------      -------
    Total current assets....................................   30,233     36,743       28,820
Property and equipment, net.................................      587        599          533
Deferred tax assets, noncurrent.............................       81        293           97
Other assets................................................       29         50           46
                                                              -------    -------      -------
                                                              $30,930    $37,685      $29,496
                                                              =======    =======      =======

                             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable..........................................  $ 9,025    $11,474      $ 8,074
  Accrued payroll and compensation..........................    1,082      1,145        1,032
  Accrued expenses..........................................    4,440      2,484        2,389
  Income taxes payable......................................    1,310      3,059           --
  Notes payable resulting from acquisitions.................      355         --           --
  Dividends payable to stockholders.........................    2,539      2,522           --
                                                              -------    -------      -------
    Total current liabilities...............................   18,751     20,684       11,495
Note payable to Dassault Systemes of America Corporation....    7,000      5,000        5,000
                                                              -------    -------      -------
    Total current liabilities...............................   25,751     25,684       16,495
                                                              -------    -------      -------
Stockholders' equity:
  Common stock, $.01 par value.
    Authorized 10,000 shares; issued and outstanding 1,100
      shares................................................       --         --           --
  Additional paid-in capital................................    7,000      7,000        7,000
  Retained earnings (accumulated deficit)...................   (1,813)     5,004        5,983
  Accumulated other comprehensive income (loss).............       (8)        (3)          18
                                                              -------    -------      -------
    Total stockholders' equity..............................    5,179     12,001       13,001

Commitments and contingencies (note 6)
Subsequent event (note 8)
                                                              -------    -------      -------
                                                              $30,930    $37,685      $29,496
                                                              =======    =======      =======

          See accompanying notes to consolidated financial statements.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.
                                AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                                     THREE MONTHS
                                                    YEAR ENDED DECEMBER 31,         ENDED MARCH 31,
                                                 ------------------------------   -------------------
                                                   1998       1999       2000       2000       2001
                                                 --------   --------   --------   --------   --------
                                                                                      (UNAUDITED)
Revenue........................................  $53,399    $70,721    $95,664    $20,291    $18,364
Sales commission from related party............       --         --      2,000         --         --
                                                 -------    -------    -------    -------    -------
  Total revenue................................   53,399     70,721     97,664     20,291     18,364
Cost of revenue................................   40,258     52,415     66,801     13,120     11,815
                                                 -------    -------    -------    -------    -------
  Gross profit.................................   13,141     18,306     30,863      7,171      6,549
Selling, general and administrative............   11,774     14,249     20,655      3,475      5,213
                                                 -------    -------    -------    -------    -------
  Operating income.............................    1,367      4,057     10,208      3,696      1,336
Other income (expense):
  Interest income..............................       41         94        975         15        286
  Other income (expense), net..................      (85)         2         11          2          3
                                                 -------    -------    -------    -------    -------
  Income before provision for income taxes.....    1,323      4,153     11,194      3,713      1,625
Provision for income taxes.....................      513      1,606      4,377      1,485        646
                                                 -------    -------    -------    -------    -------
  Net income...................................  $   810    $ 2,547    $ 6,817    $ 2,228    $   979
                                                 =======    =======    =======    =======    =======

          See accompanying notes to consolidated financial statements.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.
                                AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS)

                 YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000,
             AND THE THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                               RETAINED      ACCUMULATED
                                            COMMON STOCK        ADDITIONAL     EARNINGS         OTHER           TOTAL
                                       ----------------------    PAID-IN     (ACCUMULATED   COMPREHENSIVE   STOCKHOLDERS'
                                        SHARES      AMOUNT       CAPITAL       DEFICIT)     INCOME (LOSS)      EQUITY
                                       --------   -----------   ----------   ------------   -------------   -------------
Balances at December 31, 1997........     891     $       --      $   --        $ 3,221      $        --       $ 3,221
Distribution to related entity.......      --             --          --           (948)              --          (948)
Net income...........................      --             --          --            810               --           810
                                        -----     -----------     ------        -------      -----------       -------
Balances at December 31, 1998........     891             --          --          3,083               --         3,083
Issuance of common stock for cash....     209             --       7,000             --               --         7,000
Distribution to stockholders.........      --             --          --         (7,443)              --        (7,443)
Components of comprehensive income:
  Unrealized loss on investments.....      --             --          --             --               (8)           (8)
  Net income.........................      --             --          --          2,547               --         2,547
                                        -----     -----------     ------        -------      -----------       -------
    Total comprehensive income.......                                                                            2,539
                                                                                                               -------
Balances at December 31, 1999........   1,100                      7,000         (1,813)              (8)        5,179
Components of comprehensive income:
  Unrealized gain on investments.....      --             --          --             --                5             5
  Net income.........................      --             --          --          6,817               --         6,817
                                        -----     -----------     ------        -------      -----------       -------
    Total comprehensive income.......                                                                            6,822
                                                                                                               -------
Balances at December 31, 2000........   1,100             --       7,000          5,004               (3)       12,001
Components of comprehensive income:
  Unrealized gain on investments
    (unaudited)......................      --             --          --             --               21            21
  Net income (unaudited).............      --             --          --            979               --           979
                                        -----     -----------     ------        -------      -----------       -------
    Total comprehensive income
      (unaudited)....................                                                                            1,000
                                                                                                               -------
Balances at March 31, 2001
  (unaudited)........................   1,100     $       --      $7,000        $ 5,983      $        18       $13,001
                                        =====     ===========     ======        =======      ===========       =======

          See accompanying notes to consolidated financial statements.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                                  THREE MONTHS
                                                                 YEAR ENDED DECEMBER 31,         ENDED MARCH 31,
                                                              ------------------------------   -------------------
                                                                1998       1999       2000       2000       2001
                                                              --------   --------   --------   --------   --------
                                                                                                   (UNAUDITED)
Cash flows from operating activities:
  Net income................................................  $   810    $ 2,547    $$6,817    $ 2,228    $    979
  Adjustments to reconcile net income to net cash provided
    by (used in) operating activities:
  Depreciation..............................................      345        283        285         51          71
  Deferred income taxes.....................................     (894)       526       (163)        --         308
  Provision for doubtful accounts and returns...............      932        179        462         18         329
  Noncash decrease of note payable through commission income earned as a result of transaction with Dassault
    Systemes................................................       --         --     (2,000)        --          --
  Changes in operating assets and liabilities, net of
    effects of acquisitions:
    Accounts receivable.....................................   (3,236)    (4,301)    (3,957)       210       6,381
    Inventory...............................................     (852)     1,111     (1,427)       113         706
    Income taxes receivable.................................       --         --         --         --      (1,607)
    Other assets............................................      210       (125)        73       (227)         14
    Accounts payable........................................    3,454     (1,969)     1,901       (396)     (3,400)
    Accrued expenses........................................    2,508       (569)    (1,893)    (2,954)       (208)
    Taxes payable...........................................       93      1,109      1,749      1,476      (3,059)
                                                              -------    -------    -------    -------    --------
      Net cash provided by (used in) operating activities...    3,370     (1,209)     1,847        519         514
                                                              -------    -------    -------    -------    --------
Cash flows from investing activities:
  Purchases of short-term investments.......................       --     (7,125)        --         --      (9,512)
  Maturities of short-term investments......................       --         --      4,644         --          --
  Purchases of property and equipment.......................     (173)      (354)      (263)        (3)         (5)
                                                              -------    -------    -------    -------    --------
      Net cash provided by (used in) investing activities...     (173)    (7,479)     4,381         (3)     (9,517)
                                                              -------    -------    -------    -------    --------
Cash flows from financing activities:
  Payment of dividends to stockholders......................   (1,034)    (5,356)       (17)        --      (2,522)
  Proceeds from issuance of note payable to Dassault
    Systemes................................................       --      7,000         --         --          --
  Proceeds from issuance of common stock to Dassault
    Systemes................................................       --      7,000         --         --          --
  Payment of note payable resulting from acquisitions.......       --        (35)      (405)      (355)         --
    Net cash provided by (used in) financing activities.....   (1,034)     8,609       (422)      (355)     (2,522)
                                                              -------    -------    -------    -------    --------
    Net increase (decrease) in cash and cash equivalents....    2,163        (79)     5,806        161     (11,525)
Cash and cash equivalents at beginning of period............    5,750      7,913      7,834      7,834      13,640
                                                              -------    -------    -------    -------    --------
Cash and cash equivalents at end of period..................  $ 7,913    $ 7,834    $13,640    $ 7,995    $  2,115
                                                              =======    =======    =======    =======    ========
Supplemental disclosure of cash flow information cash paid
  for taxes.................................................  $   436    $   586    $ 6,509    $   407    $  5,004
                                                              =======    =======    =======    =======    ========
Supplemental disclosure of noncash investing and financing
  activities:
Issuance of note payable in exchange for acquisition of the
  net assets of Semcor, Inc.................................       --         --    $    84         --          --
                                                              =======    =======    =======    =======    ========
Issuance of note payable in exchange for acquisition of the
  net assets of Cascade CAD/CAM Associates, Inc.............       --    $   385         --         --          --
                                                              =======    =======    =======    =======    ========
Issuance of note payable in exchange for acquisition of the
  net assets of CAD/CAM Support Alliance, Inc...............       --    $     5         --         --          --
                                                              =======    =======    =======    =======    ========

          See accompanying notes to consolidated financial statements.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    On May 5, 1999, Advanced Enterprise Solutions, Inc. was incorporated in the state of Delaware. Concurrently, Tyra Technologies, Inc. (Tyra) and MicroCad Technologies, Inc. (MicroCad) effected a reorganization pursuant to which Tyra and MicroCad became wholly owned subsidiaries of Advanced Enterprise
Solutions Inc., (collectively, the Company) in a manner similar to a pooling of interests as all entities were under common control through common stock ownership. Accordingly, the assets and liabilities of MicroCad and Tyra have been consolidated as wholly owned subsidiaries of Advanced Enterprise Solutions, Inc. and presented on a historical-cost basis. All share information in the accompanying consolidated financial statements has been stated as if the reorganization had been effected as of January 1, 1998.

    In June 1999, the shareholders approved the dissolution of MicroCad and distributed the remaining net assets of $443,000, primarily in cash, to the stockholders in the form of a cash distribution. However, subsequent to its dissolution, the activities, customer relationships and employees continued to operate through Tyra.

    The consolidated financial statements include the accounts of Advanced Enterprise Solutions, Inc. and its wholly owned subsidiaries, MicroCad through the date of dissolution and Tyra for all periods presented. All intercompany transactions have been eliminated in consolidation.

    In May 2000, the Company's stockholders approved an 8,672.72-for-1 stock split of common stock. In January 2001, the stockholders then approved a 1-for-8,672.72 reverse stock split. All common stock information has been adjusted to reflect the reverse stock split as if such events had taken place at the inception of the Company.

    The Company provides technology solutions, including consulting, software, hardware, services, support and training. The Company sells products primarily in North America to engineering, design and manufacturing companies.

    (a)  INTERIM CONSOLIDATED FINANCIAL STATEMENTS

    The interim consolidated financial statements as of March 31, 2001 and for the three months ended March 31, 2000 and 2001 included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The Company believes the disclosures included in the unaudited consolidated financial statements, when read in conjunction with the Company's December 31, 2000 consolidated financial statements and the notes thereto are adequate to make the information presented not misleading.

    The unaudited consolidated financial statements included herein reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of financial position, results of operations and cash flows as of the dates and for the periods presented. These adjustments are of a normal, recurring nature. The results of operations for the three months ended March 31, 2001

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) are not necessarily indicative of the results that may be expected for future quarters or the year ending December 31, 2001.

    (b)  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates.

    (c)  REVENUE RECOGNITION

    Revenue from systems is derived from the resale of computer hardware and operating systems and is recognized at the time of shipment when title and risk of loss pass to the customer. Shipping and handling revenues are included in product revenues and costs are included in product costs.

    Service revenue resulting from consulting, integration or training services is recognized when the service is provided and the revenue has been earned. Commission-based revenue is earned from the resale of products provided by a certain supplier (note 4). Such commissions are recognized as revenue when the products are sold to the end customer.

    The Company, under specific conditions, permits its customers to return or exchange products. The provision for estimated sales returns is recorded concurrently with the recognition of revenue.

    In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101). SAB 101 summarizes certain areas of the Staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company believes that its current revenue recognition policies comply with SAB 101.

    (d)  CASH AND CASH EQUIVALENTS

    The Company considers investments with original maturities of three months or less to be cash equivalents. At December 31, 1999 and 2000, the Company's cash equivalents principally consisted of commercial paper.

    (e)  SHORT-TERM INVESTMENTS

    Short-term investments consist primarily of investments in commercial paper with original maturities greater than ninety days and less than one year. The short-term investments are classified as available-for-sale securities and are carried at their estimated fair market value based on current market quotes. The Company classifies these investments as available-for-sale and has recognized a $8,000 and $3,000 unrealized loss in the value of those investments as a component of the Company's other comprehensive income as of December 31, 1999 and 2000, respectively. Realized gains and losses on sales of investment securities are included in the consolidated

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) statements of income and have not been material for any period presented. As of December 31, 1999 and 2000, the Company's short-term investments had a fair market value of $7,117,000 and $2,479,000, respectively.

    (f)  TRADE ACCOUNTS RECEIVABLE

    Accounts receivable are reported net of allowances for doubtful accounts which totaled $179,000 and $462,000 as of December 31, 1999 and 2000, respectively. The Company's revenue is generated from customers in diversified industries, primarily located in North America. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains reserves for potential credit losses and such losses have historically been within management's expectations.

    (g)  INVENTORY

    Inventory consists of computer hardware and software and is stated at the lower of cost (first-in, first-out) or market (net realizable value). All inventory products represent finished goods as of December 31, 1999 and 2000.

    (h)  PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets, ranging from three years for computer-related equipment to seven years for furniture and fixtures.

    (i)  IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

    The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

    (j)  ADVERTISING COSTS

    The Company receives reimbursement from certain manufacturers for certain promotional and marketing activities which are recorded as a reduction of selling and marketing expense when earned. The cost of advertising is expensed as incurred.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    (k)  ROYALTIES TO THIRD PARTIES

    The Company has agreements with third parties requiring the payment of royalties for sales of third party products. Royalties are charged to cost of revenue.

    (l)  INCOME TAXES

    Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

    MicroCad elected to be taxed as a Subchapter S Corporation wherein the entity was not directly liable for federal income taxes. For federal income tax purposes, taxable net income was passed through to the stockholders and included on the stockholders' federal and state income tax returns.

    (m)  STOCK-BASED COMPENSATION

    The Company applies the intrinsic value-based method of accounting for its stock options and has provided in note 7 the pro forma net earnings as if the fair value method had been applied in measuring compensation expense.

    (n)  CONCENTRATIONS OF CREDIT RISK

    Financial instruments that potentially subject the Company to significant concentrations of credit risk consists principally of trade accounts receivable. Concentrations of credit risk with respect to trade accounts receivable are limited due to the number of entities and the size of those entities comprising the Company's customer base.

    (o)  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company's financial instruments, including cash equivalents, accounts receivable and accounts payable, are carried at historical cost, which approximate their fair value because of the short-term maturity of these instruments.

    (p)  IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

    In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of SFAS No. 133, which is required to be adopted in all fiscal years beginning after June 15, 2000. Management does

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) not anticipate that the adoption of the new Statement will have a significant effect on earnings or the financial position of the Company because the Company currently does not use derivative instruments or engage in hedging activities.

(2) ACQUISITIONS

    On March 31, 2000, the Company acquired certain of the assets and liabilities of Semcor, Inc. (Semcor) in exchange for $50,000 in cash and options to purchase 572 shares of the Company's subsidiary common stock at $1.00 per share. Semcor provides value-added sales and support services for computer-aided design/computer aided manufacturing/computer aided engineering software and hardware. The agreement also required the Company to pay certain earn-outs to the former owners of Semcor based upon the future operating performance of Semcor, as defined in the agreement. The Company paid no earn-outs for the years ended December 31, 1999 and 2000.

    During 1999, the Company acquired substantially all of the assets and liabilities of Cascade CAD/ CAM Associates, Inc. (Cascade) and CAD/CAM Support Alliance, Inc. (CCSA) in exchange for an aggregate of $355,000 in cash and options to purchase 1,000 shares of the Company's subsidiary common stock at $1.00 per share. The agreements also required the Company to pay certain earn-outs to the former owners of Cascade and CCSA based upon the future operating performances of those entities, as defined in the agreements. The Company paid approximately $18,000 of such earn-outs to Cascade during 2000 which have been included in selling, general and administrative expense. No earn-outs have been paid in conjunction with the CCSA acquisition for the years ended December 31, 1999 and 2000.

    The acquisitions of Semcor, Cascade and CCSA were accounted for as purchases by the Company and, accordingly, the results of operations from these assets since the date of the acquisition are included in the Company's consolidated statements of operations. The intrinsic value of the stock options was not deemed to be material on the date of grant. No goodwill was recorded as a result of the acquisitions as the net fair value of the assets acquired approximated the consideration paid. No accrual for the earn-outs was made at the time of the acquisition as the amount of such earn-outs was not probable and could not be readily determinable at that time. The earn-outs will be included in selling, general and administrative expense.

    The pro-forma effect of the Semcor, Cascade and CCSA acquisitions as if they had occurred on January 1, 1998, individually and on a combined basis, is immaterial to the consolidated financial statements presented herein.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(3) PROPERTY AND EQUIPMENT

    Property and equipment, at cost, consists of the following:

                                                    DECEMBER 31,
                                              -------------------------    MARCH 31,
                                                1999          2000           2001
                                              --------   --------------   -----------
                                                         (IN THOUSANDS)   (UNAUDITED)
Computer equipment..........................   $1,497        $1,441          $1,445
Furniture and fixtures......................       39           113             114
Automobiles.................................        9            --              --
                                               ------        ------          ------
                                                1,545         1,554           1,559
Less accumulated depreciation...............     (958)         (955)         (1,026)
                                               ------        ------          ------
  Property and equipment, net...............   $  587        $  599          $  533
                                               ======        ======          ======

    Depreciation expense on property and equipment for the years ended December 31, 1998, 1999 and 2000 was $345,000, $283,000 and $285,000,
respectively.

(4) RELATED PARTY TRANSACTIONS

    (a)  DASSAULT SYSTEMES OF AMERICA CORPORATION

    In May 1999, Dassault Systemes of America Corporation (Dassault) purchased 209 shares of the Company's common stock in exchange for $7,000,000 cash. As of December 31, 1999 and 2000, this represented approximately 19% of the outstanding common stock of the Company. The Company, in turn, declared a dividend of $7,000,000 payable to the stockholders, excluding Dassault. As of December 31, 1999 and 2000, approximately $2,539,000 and $2,522,000, respectively, of dividends remained unpaid. In March 2001, the Company paid the outstanding balance in full to the stockholders.

    In addition, the Company received a loan in the principal amount of $7,000,000 from Dassault in May 1999. The Company will repay the principal balance of the loan from commissions earned by selling Dassault products. The loan bears interest at 3.2% per annum. Dassault subsequently agreed to forgive the accrued interest on the loan for the years ended December 31, 1999 and 2000. Accordingly, no interest expense has been recorded in conjunction with the note payable to Dassault for 1999 and 2000.

    To the extent that any amount remains outstanding as of June 2003, the repayment of the outstanding note balance will not have to be made if there has been a change in Dassault's strategic direction, business difficulties, U.S. product roll-out difficulties or quality problems, and if such change results in certain consequences, such as a decrease in revenue, as defined. If such events do not occur, the outstanding balance will become due in June 2003. While the balance can be reduced each year through earned commissions, the entire balance has been reflected as long-term in the accompanying consolidated balance sheets as no payment is due in the upcoming year.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(4) RELATED PARTY TRANSACTIONS (CONTINUED)

    Pursuant to the terms of the agreement with Dassault, the Company earned $2,000,000 in commissions during the year ended December 31, 2000, which have been applied against the loan. As of December 31, 2000, the note payable balance of $5,000,000 remains outstanding. The earned commissions have been recorded as sales commission revenues from related party in the accompanying consolidated financial statements.

    (b)  DISTRIBUTION TO RELATED ENTITY

    In 1998, the Company distributed certain assets with a carrying value of $948,000 to an entity under common control. The distribution has been recorded as a reduction of retained earnings since it represents a distribution for the benefit of the stockholders.

(5) TAXES BASED ON INCOME

    The provision for taxes based on income consists of the following:

                                                                           THREE MONTHS
                                             YEAR ENDED DECEMBER 31,          ENDED
                                          ------------------------------    MARCH 31,
                                            1998       1999       2000         2001
                                          --------   --------   --------   ------------
                                                  (IN THOUSANDS)           (UNAUDITED)
Current:
  Federal...............................   $1,155     $  901     $3,789        $282
  State.................................      252        179        751          56
                                           ------     ------     ------        ----
                                            1,407      1,080      4,540         338
Deferred, primarily federal.............     (894)       526       (163)        308
                                           ------     ------     ------        ----
Provision for income taxes..............   $  513     $1,606     $4,377        $646
                                           ======     ======     ======        ====

    The following table reconciles the income tax computed at the statutory federal income tax rate of 34% to the provision for income taxes for the years ended December 31, 1998, 1999 and 2000 and for the three months ended March 31, 2001:

                                              YEAR ENDED DECEMBER 31,       THREE MONTHS
                                                        1999                   ENDED
                                           ------------------------------    MARCH 31,
                                             1998       1999       2000         2001
                                           --------   --------   --------   ------------
                                                   (IN THOUSANDS)           (UNAUDITED)
Income tax provision at statutory federal
  income tax rate........................    $450      $1,412     $3,806        $553
Increase related to:
  State income taxes, net of deferral
    benefits.............................      61         184        477          71
  Nondeductible expenses.................       2          10         94          22
                                             ----      ------     ------        ----
    Provision for income taxes...........    $513      $1,606     $4,377        $646
                                             ====      ======     ======        ====

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(5) TAXES BASED ON INCOME (CONTINUED)
    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets as of December 31, 1999 and 2000 and March 31, 2001 are as follows:

                                                         DECEMBER 31,
                                                    -----------------------    MARCH 31,
                                                      1999           2000        2001
                                                    --------       --------   -----------
                                                        (IN THOUSANDS)        (UNAUDITED)
Inventory.........................................    $ 60           $123         $ 20
Benefits and compensation.........................      32            200          214
Allowance for doubtful accounts...................       8             53           31
Other.............................................     406            293           96
                                                      ----           ----         ----
  Total deferred tax assets.......................     506            669         $361
Valuation allowance...............................      --             --           --
                                                      ----           ----         ----
  Net deferred tax assets.........................    $506           $669         $361
                                                      ====           ====         ====

    The balance sheet presentation of the net deferred tax assets is as follows:

                                                          DECEMBER 31,         MARCH 31,
                                                     ----------------------      2001
                                                       1999          2000     (UNAUDITED)
                                                     --------      --------   -----------
                                                         (IN THOUSANDS)       (UNAUDITED)
Long-term deferred income taxes, net...............    $ 81          $293         $ 97
Current deferred tax charges.......................     425           376          264
                                                       ----          ----         ----
  Net deferred tax assets..........................    $506          $669         $361
                                                       ====          ====         ====

    In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes that it is more likely than not the Company will realize the benefits of these deductible differences at December 31, 2000. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(6) COMMITMENTS AND CONTINGENCIES

(a) LEASES

    The Company leases facilities and equipment under various operating lease agreements, which range from one to five years, which require the following minimum annual rental commitments:

                                                                  AMOUNT
                                                              --------------
                                                              (IN THOUSANDS)
Year ending December 31:
2001........................................................       $556
2002........................................................        254
2003........................................................        297
2004........................................................        180
2005........................................................         14

    For the years ended December 31, 1998, 1999 and 2000, the combined annual rental cost for various facilities and equipment under operating leases approximated $550,000, $658,000 and $949,000, respectively. In most cases, management expects that, in the normal course of business, leases will be renewed or replaced by others.

(b) EMPLOYEE BENEFIT PLAN

    The Company sponsors a defined contribution plan (the Plan) covering the majority of its full time employees. Participants may make voluntary pre-tax contributions to the Plan up to the limit as permitted by law. Annual contributions to the Plan by the Company are discretionary. The Company made no contributions to the Plan during each of the years in the three-year period ended December 31, 2000.

(c) LITIGATION

    The Company is, from time to time, involved in legal proceedings, claims and litigation arising in the ordinary course of business. Based on facts currently available, management believes such matters will not have a material adverse affect on the Company's consolidated financial position, results of operations or cash flows.

(7) STOCK OPTION PLAN OF SUBSIDIARY

    The shareholders of the Company's subsidiary, Tyra, have granted stock options to purchase shares of Tyra's common stock to employees; however, no formalized stock option plan has been adopted. Options generally have a maximum term of ten years and cliff vest after a period of continuous employment of five years, except for certain options issued in conjunction with the Company's acquisitions, which provide for a three-year vesting period. No contractual obligation exists to convert the Tyra stock options into common shares of the Company.

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(7) STOCK OPTION PLAN OF SUBSIDIARY (CONTINUED)
    A summary of stock option activity for Tyra is as follows:

                                                                  WEIGHTED-AVERAGE
                                                       OPTIONS     EXERCISE PRICE
                                                       -------    ----------------
Outstanding at December 31, 1997.....................   38,100         $1.00
  Granted............................................   19,500          1.00
                                                        ------         -----
Outstanding at December 31, 1998.....................   57,600          1.00
  Granted............................................   16,489          1.00
  Canceled...........................................   (1,500)         1.00
                                                        ------         -----
Outstanding at December 31, 1999.....................   72,589          1.00
  Granted............................................    8,293          1.00
  Canceled...........................................   (6,700)         1.00
                                                        ------         -----
Outstanding at December 31, 2000.....................   74,182          1.00
  Granted (unaudited)................................      500          1.00
                                                        ------         -----
Outstanding at March 31, 2001 (unaudited)............   74,682          1.00
                                                        ======         =====

    At December 31, 2000, no options were exercisable and the weighted-average remaining contractual life for stock options outstanding was 7.0 years.

    The Company applies Accounting Principles Board (APB) Opinion No. 25 in accounting for its stock option plan and, accordingly, no compensation cost has been recognized for stock options issued to employees in the consolidated financial statements. Pro forma information regarding net income per share is required by SFAS No. 123 and has been determined as if the Company had accounted for its employee stock options granted under the fair value method of that statement. The fair values for these options were estimated at the date of grant using the Black-Scholes option pricing model. The assumptions used for each of the latest three fiscal years and resulting estimate of weighted-average fair value per share of options granted during those years are as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1998       1999       2000
                                                    --------   --------   --------
Dividend yield....................................       --%        --%        --%
Risk-free interest rate...........................      4.5        6.1        5.3
Expected life of option...........................  3 years    3 years    3 years
Weighted-average fair value of options granted
  during the year.................................  $   .13    $   .17    $   .15
                                                    =======    =======    =======

                      ADVANCED ENTERPRISE SOLUTIONS, INC.

                   THREE-YEAR PERIOD ENDED DECEMBER 31, 2000

                 (INFORMATION AS OF MARCH 31, 2001 AND FOR THE
            THREE MONTHS ENDED MARCH 31, 2000 AND 2001 IS UNAUDITED)

(7) STOCK OPTION PLAN OF SUBSIDIARY (CONTINUED)
    For purposes of pro forma disclosures, the estimated fair value of the options are amortized to pro forma net income over the options' vesting period. The Company's pro forma information for each of the last three fiscal years follows:

                                                          YEAR ENDED DECEMBER 31,
                                                                    1999
                                                       ------------------------------
                                                         1998       1999       2000
                                                       --------   --------   --------
                                                               (IN THOUSANDS)
Net income:
  As reported........................................    $810      $2,547     $6,817
                                                         ====      ======     ======
  Pro forma..........................................    $808      $2,544     $6,816
                                                         ====      ======     ======

(8) SUBSEQUENT EVENT

    On May 2, 2001, the Company signed a definitive merger agreement to be acquired by MSC.Software Corporation, a publicly traded information technology software and services provider. Pursuant to the Merger Agreement, the Company's stockholders (other than Dassault) will receive a combination of $20 million in cash, promissory notes in the aggregate principal amount of up to $20 million, subject to adjustment, and up to 3,511,774 shares of MSC.Software Corporation common stock. In addition, MSC.Software Corporation will assume certain outstanding employee stock options, which will be converted into options to acquire up to approximately 700,000 shares o MSC Software common stock. The promissory notes to be issued to stockholders of the Company (other than Dassault) will mature in 2003 on the anniversary of the consummation of the acquisition of the Company, and will bear interest at the rate of 7% per annum. The acquisition is subject to regulatory approvals and is expected to close in the third quarter of fiscal 2001.

                                   APPENDIX A
                      MSC.SOFTWARE AUDIT COMMITTEE CHARTER
                                 MARCH 8, 2001

ORGANIZATION

    The Audit Committee is appointed by the Board of Directors to assist the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community regarding the quality and integrity of the Company's financial statements and financial reporting process, the systems of internal accounting and financial control, and compliance with legal and regulatory requirements.

    The Audit Committee of the Board of Directors shall be comprised of at least three directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

RESPONSIBILITIES

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

    The Audit Committee shall:

    - Review and reassess this Charter at least annually and recommend any proposed changes to the Board for approval.

    - Recommend to the Board the selection of the independent auditors, subject to shareholders' approval.

    - Establish a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors who have authority in deciding to engage, evaluate or terminate their services.

    - Review with management the Company's quarterly financial statements prior to the press release of results. Meet with the independent auditors prior to the filing of the Form 10-Q to discuss results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee at the quarterly meeting with the independent auditors.

    - Review with management and the independent auditors the annual audited financial statements.

    - Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices. Also, review with financial management and the independent auditors their judgments about the quality and reasonableness of the financial statements.

    - Meet with the independent auditors and financial management of the Company to review the scope and plans for the proposed annual audit and quarterly reviews and approve the independent auditor's compensation.

    - At the conclusion of the annual audit, meet with the independent auditors to discuss the results of their examinations including any comments or recommendations.

    - Discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Boards and shall consider the compatibility of nonaudit services with the auditors' independence.

    - Discuss the results of the annual audit with the board of directors.

    - Review with the independent auditors and financial management personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. Elicit any recommendations for the improvement of such internal controls.

    - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial management personnel, the cooperation that the independent auditors received during the course of audit, and any other concerns that the independent auditors may have.

    - Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

    - Maintain free and open communication between the directors, the independent auditors, and the management of the company.

                                   APPENDIX B
                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of May 2, 2001, among MSC.Software Corporation, a Delaware corporation ("Parent"), AES Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Advanced Enterprise Solutions, Inc., a Delaware corporation ("Company").

                                    RECITALS

    A. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law ("DGCL"), Parent and Company intend to enter into a business combination transaction.

    B. Concurrently herewith, Parent, Dassault Systemes of America Corp. ("DSA") and Dassault Systemes are entering into that certain Stock Purchase Agreement, dated the date hereof (the "Stock Agreement"), pursuant to which Parent will acquire all the capital stock of Company held by DSA.

    C.  The Board of Directors and the stockholders of Company have
(i) determined that the Merger (as defined in Section 1.1) is consistent with, and in furtherance of, the long-term business strategy of Company and is fair to, and in the best interests of, Company and its stockholders, and
(ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement.

    D. The Board of Directors of Parent has (i) determined that the Merger is consistent with, and in furtherance of, the long-term business strategy of Parent and is fair to, and in the best interests of, Parent and its stockholders, (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) determined to recommend that the stockholders of Parent approve the issuance of the Parent Common Stock (as defined below) in connection with the Merger and the Stock Agreement.

    E. Concurrent with the execution and delivery of this Agreement, the stockholders of Company are executing and delivering the Stockholders Agreement in the form attached hereto as Exhibit A (the "Stockholders Agreement") and any person becoming a stockholder of Company prior to the Effective Date (as defined herein) shall execute the Stockholders Agreement.

    F. As a condition to the obligations of Parent to consummate the Merger, Company will cause the termination of that certain Software Distribution Agreement, dated June 7, 1999, between DSA and Subsidiary (as hereafter defined) (the "Software Distribution Agreement").

    G. As a condition to the obligations of the parties hereto to consummate the Merger, DSA, Parent and Company shall execute the Document of Understanding, as referred to in Section 6.1(e).

    H. As a condition to the obligations of the parties to consummate the Merger, Parent shall assume that certain Promissory Note of Subsidiary (as defined in Section 2.3 hereof), dated June 22, 1999, as amended by a letter agreement dated December 16, 1999, issued to Dassault Systemes (the "DSA Promissory Note").

    I. The parties intend, by executing this Agreement, to adopt a plan of reorganization within Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

    NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE MERGER

    1.1 THE MERGER. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement, the applicable provisions of the DGCL and the consummation of the Stock Agreement, Company shall be merged with and into Merger Sub (the "Merger"), the separate corporate existence of Company shall cease and Merger Sub shall continue as the surviving corporation and a wholly owned subsidiary of Parent. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

    1.2 EFFECTIVE TIME; CLOSING. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger in the form attached hereto as Exhibit C with the Secretary of State of the State of Delaware in accordance with the relevant provisions of DGCL (the "Merger Documents") (the time of such filing being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). The closing of the Merger (the "Closing") shall take place at the offices of O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

    1.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, and shall be subject to all the debts, restrictions, disabilities and duties, of Company and Merger Sub, all without further act or deed.

    1.4  CERTIFICATE OF INCORPORATION; BYLAWS.

        (a) At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Merger Sub.

        (b) The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

    1.5 DIRECTORS AND OFFICERS. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

    1.6 EFFECT ON CAPITAL STOCK. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Company or the holders of any of the following securities, the following shall occur:

        (a) CONVERSION OF COMPANY STOCK. All of the shares of the Company's Common Stock, $0.01 par value (the "Company Stock"), issued and outstanding immediately prior to the Effective Time (other than shares of Company Stock to be purchased by Parent under the Stock Agreement) will be canceled and extinguished and automatically converted (subject to Sections 1.6(d) and 1.6(g)) and upon surrender of the certificate representing shares of Company Stock in the manner provided in Section 1.7 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit and indemnity, if required, pursuant to Section 1.9), into the right to receive in the aggregate (i) cash equal to $20,000,000 (the "Cash Portion"), (ii) an aggregate principal amount of Promissory Notes in the form and having the terms set forth in Exhibit E hereto (the "Promissory Notes") equal to the result of $20,000,000 minus the product of the Net Worth Adjustment (as defined below), if any, multiplied by the Stockholders Factor (as defined below), and (iii) a number of shares of the Common Stock, $0.01 par value per share, of Parent (the "Parent Common Stock") determined by subtracting from 6,000,000 the sum of (1) the number of shares of Parent Common Stock constituting the Purchase Price under the Stock Agreement, and (2) the Option Shares (as defined below) (collectively, the "Merger Consideration"). The term "Stockholders Factor" means the percentage (calculated to five decimal points) determined by dividing (A) the total number of shares of Company Stock outstanding immediately prior to the Effective Time, excluding the shares of Company Stock to be sold to Parent under the Stock Agreement, by (B) the sum of the total number of shares of Company Stock outstanding immediately prior to the Effective Time (including the shares of Company Stock to be sold to Parent under the Stock Agreement) plus all shares of the Company Stock then issuable upon conversion of any convertible securities or the exercise of any options or warrants. The term "Option Shares" means ten percent of the result of (x) 100,000,000 minus the Net Worth Adjustment, if any, multiplied by (y) the Option Factor (as defined below). The term "Option Factor" means the percentage (calculated to five decimal points) determined by dividing (I) the total number of shares of Company Stock immediately prior to the Effective Time issuable upon conversion of any convertible securities or the exercise of any options or warrants (the "Diluting Shares"), by (II) the sum of the total number of shares of Company Stock outstanding immediately prior to the Effective Time plus the Diluting Shares. Each share of Company Stock issued and outstanding prior to the Effective Time will be converted (subject to Sections 1.6(d) and 1.6(g)) into the right to receive the Cash Portion of the Merger Consideration, the aggregate principal amount of the Promissory Notes constituting a portion of the Merger Consideration and the number of shares of Parent Common Stock constituting a portion of the Merger Consideration, in each case divided by the number of Outstanding Shares (as defined below). The term "Outstanding Shares" means the total number of shares of Company Stock outstanding immediately prior to the Effective Time, excluding the shares of Company Stock to be sold by DSA to Parent under the Stock Agreement.

    The shares of Parent Common Stock referred to in this
Section 1.6(a)(iii) shall be adjusted to reflect fully the effect of any stock split, stock dividend (including any dividend or distribution of stock convertible into Parent stock, whether common stock or preferred stock), reorganization, recapitalization or other similar change with respect to Parent stock after the date hereof and prior to the Effective Time, but no adjustment will be made for the issuance of Parent Common Stock upon exercise of Company Stock Options (as defined below).

        (b) NET WORTH ADJUSTMENT. Company shall deliver to Parent a consolidated balance sheet of Company as of the end of the last fiscal quarter ending prior to the Effective Date (the "Balance Sheet") and the related consolidated statements of operations, stockholders' equity and cash flows, prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis with the Financial Statements (as defined in Section 2.7), (i) making all ordinary period end adjustments in accordance with GAAP, (ii) disregarding any foreign exchange effects materially different from the foreign exchange effects reflected in the Financial Statements and expenses of this transaction not in excess of $150,000 and (iii) including in stockholders equity the then aggregate principal amount of the DSA Promissory Note. "Net Worth Adjustment" shall be the amount, if any, by which stockholders equity on the Balance Sheet is less than $19,000,000.

        (c) ESCROW AGREEMENT. Parent shall establish and maintain an escrow (the "Escrow Account") comprised of shares of Parent Common Stock equal to the sum of (i) the product of (A) the Stockholders Factor multiplied by the result of 100,000,000 minus the Net Worth

    Adjustment, if any, divided by (B) 100 (rounded to the nearest whole number of shares of Parent Common Stock), and (ii) 250,000 additional shares of Parent Common Stock (collectively, the "Shares"), and shall designate and appoint U.S. Trust Company of California or such other third party escrow agent that is acceptable to Parent and the Stockholders' Agent (as defined in the Stockholders Agreement) in connection therewith (the "Escrow Agent") to serve in accordance with the Escrow Agreement attached as Exhibit B hereto (the "Escrow Agreement") to be entered into among Parent, the Escrow Agent and the Stockholders' Agent at Closing. Any disbursements of Shares to Parent or any other indemnified party shall be treated as a reduction of the aggregate purchase price under this Agreement.

        (d) CANCELLATION OF PARENT-OWNED STOCK. Each share of Company Stock held by Company or owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of Company or of Parent immediately prior to the Effective Time, including the shares of Company Stock acquired by Parent pursuant to the Stock Agreement, shall be canceled and extinguished without any conversion thereof.

        (e) STOCK OPTIONS. At the Effective Date, all options to purchase Company Stock identified in Section 2.2 of the Company Schedule (as defined in Article II hereof) shall be assumed by Parent in accordance with
    Section 5.8 hereof.

        (f) CAPITAL STOCK OF MERGER SUB. Each share of Common Stock, $0.01 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall remain outstanding as shares of common stock of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

        (g) FRACTIONAL SHARES. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Company Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificate(s) (as defined in Section 1.7(b)) receive from Parent an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average closing price of Parent Common Stock for the ten trading days immediately preceding the last full trading day prior to the Effective Time, as reported on The New York Stock Exchange ("NYSE").

    1.7  SURRENDER OF CERTIFICATES.

        (a) EXCHANGE AGENT. Parent shall act as the exchange agent in the Merger.

        (b) EXCHANGE PROCEDURES. As soon as practicable after the Effective Time, but in no event later than ten days after the Effective Time, Parent shall mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented outstanding shares of Company Stock whose shares were converted into the right to receive the Merger Consideration, cash in lieu of any fractional shares pursuant to Section 1.6(g) and any dividends or other distributions pursuant to Section 1.7(c), (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to Parent and shall contain such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration, cash in lieu of any fractional shares pursuant to
    Section 1.6(g) and any dividends or other distributions pursuant to
    Section 1.7(c). Upon surrender of the Certificates for cancellation to Parent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such

    Certificates shall be entitled to receive in exchange therefor the Merger Consideration, payment in lieu of fractional shares which such holders have the right to receive pursuant to Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(c), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 1.7(c) as to the payment of dividends, to evidence only the right to receive the Merger Consideration and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(c).

        (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Parent Common Stock represented thereby until the holders of record of such Certificates shall surrender such Certificates. Subject to applicable law, following surrender of any such Certificates, Parent shall deliver to the record holders thereof, without interest, the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to whole shares of Parent Common Stock received by such record holder pursuant to this Agreement.

        (d) TRANSFERS OF OWNERSHIP. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

        (e)  NO LIABILITY.  Notwithstanding anything to the contrary in this
    Section 1.7, neither Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

    1.8 NO FURTHER OWNERSHIP RIGHTS IN COMPANY STOCK. Delivery of the Merger Consideration (together with any cash paid in respect thereof pursuant to Sections 1.6(g) and 1.7(c)) shall be deemed to have been delivered in full satisfaction of all rights pertaining to such shares of Company Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

    1.9 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event that any Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration, cash for fractional shares, if any, as may be required pursuant to Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(c); provided, however, that Parent may, in its discretion and as a condition precedent to the issuance of the Merger Consideration, cash and other distributions, require the owner of such lost, stolen or destroyed Certificates to deliver an indemnity agreement reasonably satisfactory in form and amount to Parent as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to the Certificates alleged to have been lost, stolen or destroyed.

    1.10 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company and Merger Sub, the current officers and directors of Company and Merger Sub will take all such lawful and necessary action.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF COMPANY

    Except as otherwise disclosed in the Company disclosure schedule attached hereto (the "Company Schedule"), Company hereby represents and warrants to Parent and Merger Sub as follows as of the date hereof:

    2.1 CORPORATE ORGANIZATION. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Company has furnished to Parent a complete and correct copy of its Certificate of Incorporation and By-Laws, as amended to the date hereof (the "Company Charter Documents"). Company has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as now conducted. Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect on Company. As used in this Agreement, the phrase "Material Adverse Effect on Company" means (i) as to matters which can reasonably be quantified in economic terms, any effect which has resulted in or would reasonably be expected to result in, with respect to Company or the Subsidiary (as defined below), a diminution or decrease in the value of properties or assets, an increase in liabilities or obligations (whether accrued, contingent or otherwise), an adverse change in the business or financial condition, or any combination thereof involving, individually or in the aggregate, with respect to the applicable representation or warranty, more than $250,000, (ii) as to matters which cannot reasonably be quantified in economic terms, a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of Company and the Subsidiary considered as a whole, or (iii) a material adverse effect on the ability of Company to consummate the transactions contemplated by this Agreement.

    2.2 CAPITALIZATION OF COMPANY. The authorized capital stock of Company consists of 10,000 shares of Company Common Stock. As of the date hereof, 1,100 shares of Company Stock are issued and outstanding. All of the outstanding shares of Company Stock have been, and all of the shares of Company Common Stock to be outstanding as of the Closing Date will be, duly authorized and validly issued, fully paid and non-assessable and owned of record and beneficially as set forth in Section 2.2 of the Company Schedule, free and clear of any liens, claims, charges, security interests, options or other legal or equitable encumbrances. Except as set forth in Section 2.2 of the Company Schedule, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any Company Stock or any unissued or treasury shares of the capital stock of Company which have been issued, granted or entered into by Company. All outstanding shares of Company Stock have been, and all of the Company Stock Options (as defined in Section 5.8 hereof) will be, issued and granted in all material respects in compliance with applicable securities law and other requirements of law.

    2.3 SUBSIDIARIES AND EQUITY INVESTMENTS. Tyra Technologies, Inc., a California corporation, is the only subsidiary of Company (the "Subsidiary"). Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as now conducted. Subsidiary is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to do so would not have a Material Adverse effect on Company. The outstanding capital stock of Subsidiary consisting of 1,000,000 shares of common stock, of which 954,000 shares are issued and outstanding, have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially and of record by Company, free and clear of all liens, claims, charges or encumbrances. There are no options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the capital stock of Subsidiary, except for options to acquire 74,682 shares of the common stock of Subsidiary as set forth in
Section 2.3 of the Company Schedule. Neither Company nor the Subsidiary has agreed nor is obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect, under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither Company nor the Subsidiary directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity (other than Company's ownership of equity interests in Subsidiary).

    2.4 CORPORATE AUTHORITY, ETC. Company has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Company's obligations hereunder have been duly authorized by the Board of Directors and stockholders of Company, and no other corporate proceedings on the part of Company are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, is a valid and legally binding obligation of Company, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general equitable principles (regardless of whether at law or in equity).

    2.5 NO VIOLATION. Subject to receipt of the consents, waivers, authorizations and approvals or the making of the declarations or filings referred to in Section 2.6 hereof, the execution, delivery and performance by Company of this Agreement will not (a) violate any provision of any statute, rule or regulation applicable to Company or Subsidiary or any order, judgment or decree of any court, governmental or regulatory authority, or arbitrator to which Company or Subsidiary is subject, (b) violate the Company Charter Documents or the Articles of Incorporation or Bylaws of Subsidiary,
(c) violate, conflict with or constitute (or, with due notice or lapse of time or both, result in) a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any provision of any material contract, lease, loan agreement, mortgage, security agreement, trust indenture, license or other agreement or instrument to which Company or Subsidiary is a party or by which it is bound, or (d) result in the creation or imposition of any lien, charge or encumbrance upon or security interest in any of the properties or assets of Company or Subsidiary, that in the case of clauses (a), (c) or (d) would have a Material Adverse Effect on Company or prevent the consummation of the Merger.

    2.6 CONSENTS AND APPROVALS. Except for the applicable requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"), and the filing of the Merger Documents as required by the DGCL, and except as set forth in Section 2.6 of the Company Schedule, no consent, waiver, authorization or approval of any court, administrative agency, commission, governmental or regulatory authority (a "Governmental Entity"), or of any other person or entity, and no declaration to or filing with any such Governmental Entity, is required in connection with the execution and delivery of this Agreement by Company or the performance by Company of its obligations hereunder, except for those as to which the failure to make, file, give or obtain would not have a Material Adverse Effect on Company or prevent the consummation of the Merger.

    2.7 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES. Section 2.7 of the Company Schedule sets forth the audited consolidated balance sheets of Company at December 31, 2000 and 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for the three years ended December 31, 2000 (including the related notes thereto) of Company, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (the "Financial Statements"). The Financial Statements are complete in all material respects, and present the consolidated financial position and consolidated results of operations of Company as of December 31, 2000 and 1999 and for the periods covered in accordance with GAAP, and comply as to form in all material respects with applicable accounting requirements. Except as reflected, reserved against or otherwise disclosed in the Financial Statements and liabilities incurred since December 31, 2000 in the ordinary course of business, neither Company nor Subsidiary has any indebtedness or liability.

    2.8  ABSENCE OF CERTAIN CHANGES OR EVENTS; NO MATERIAL ADVERSE
CHANGE. Except as set forth in Section 2.8 of the Company Schedule, since December 31, 2000, neither Company nor Subsidiary has taken any action of a type referred to in Section 4.1 of this Agreement that would have required the consent of Parent if such action were to have been taken during the period between the date hereof and the Closing Date, and there has been no Material Adverse Effect on Company.

    2.9  TAX MATTERS.

        (a) For purposes of this Agreement, "Tax" or "Taxes" shall include any and all federal, state, county, local, foreign and other taxes, assessments and other governmental charges, including, without limitation, income, gross receipts, capital stock, franchise, profits, employee and payroll related, withholding, foreign withholding, social security, unemployment, disability, real property, personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum or estimated taxes, including any interest, penalties or additions to tax in respect of the foregoing.

        (b) (i) All Tax declarations, reports and returns required to be filed with respect to Company or Subsidiary have been duly and timely filed (taking into account any valid extensions of time); (ii) such Tax declarations, reports and returns are complete and correct in all material respects; (iii) all Taxes shown on such declarations, reports or returns and on assessments received with respect thereto have been paid in full; and
    (iv) there are no material unresolved claims for Taxes with respect to which Company or Subsidiary is or may be liable, except as may have been adequately provided for in a reserve on the Financial Statements. All Tax declarations, reports and returns required to be filed with respect to Company or Subsidiary after the Effective Time shall be the responsibility of Parent.

        (c) No deficiencies for any Taxes for which Company or Subsidiary is or may be liable have been asserted or assessed or, to the knowledge of Company, proposed (and are currently pending).

        (d) No waivers of the time to assess any Taxes for which Company or Subsidiary is or may be liable have been given or requested.

        (e) Neither Company nor Subsidiary is a party to any pending action or proceeding before any court or any other governmental or regulatory authority for the assessment or collection of any Taxes.

        (f) There are no liens with respect to Taxes (except for liens with respect to property taxes not yet due) upon any of the properties or assets of Company or Subsidiary.

        (g) Each of Company and Subsidiary as of the Effective Time will have withheld with respect to its employees all federal and state income Taxes, Taxes pursuant to the Federal Insurance

    Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not material to Company or Subsidiary.

        (h) There is no contract, agreement, plan or arrangement to which Company or Subsidiary is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Company or Subsidiary that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Company or Subsidiary is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

        (i) Neither Company nor Subsidiary has filed any consent agreement under
    Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company or Subsidiary.

        (j) Neither Company nor Subsidiary is a party to nor has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

        (k) Neither Company nor Subsidiary has distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code. No Company Stock has been distributed in a transaction satisfying the requirements of Section 355 of the Code.

    2.10 TITLE TO PROPERTY. Neither Company nor Subsidiary owns any real property. Except as set forth in Schedule 2.10 of the Company Schedule, Company or Subsidiary has good title to all of its material properties and assets, free and clear of all liens, charges and encumbrances except liens reflected in the Financial Statements, or which have arisen in the ordinary course of business since the date of the Financial Statements, liens for taxes not yet due and payable and such liens or other imperfections of title which would not, individually or in the aggregate, have a Material Adverse Effect on Company. All leases pursuant to which Company or Subsidiary leases from others material real or personal property are in full force and effect, and neither Company nor Subsidiary is in default under any of such leases nor is there any event which, with notice or lapse of time, or both, would constitute a default by Company or Subsidiary under any of such leases except for any such default as would not have a Material Adverse Effect on Company.

    2.11 COMPLIANCE WITH LAWS. The business and operations of Company and Subsidiary are in compliance with all laws, regulations, rules, judgments, orders and decrees applicable thereto, except where the failure so to comply would not have a Material Adverse Effect on Company.

    2.12 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Company, threatened before any court, governmental or regulatory authority or arbitrator, against Company or Subsidiary which would reasonably be expected to interfere with the consummation of the Merger or to have a Material Adverse Effect on Company. Neither Company nor Subsidiary nor any of their respective assets or properties is subject to any order, judgment or decree of any court, governmental or regulatory authority or arbitrator which would have a Material Adverse Effect on Company.

    2.13 CONTRACTS. Except as set forth in Section 2.13 of the Company Schedule, neither Company nor Subsidiary is a party to or bound by:

        (a) any employment or consulting agreement, contract or commitment with any officer, director or employee, other than those that are terminable by Company or Subsidiary on no more than thirty (30) days' notice without liability or financial obligation to Company or Subsidiary;

        (b) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

        (c) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of software or hardware products in the ordinary course of business;

        (d) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Company or Subsidiary after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Company or Subsidiary has any material ownership interest in any corporation, partnership, joint venture or other business enterprise;

        (e) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money by Company or Subsidiary or extension of credit to Company or Subsidiary;

        (f) any settlement agreement entered into within three (3) years prior to the date of this Agreement;

        (g) any contracts or agreements that limit or restrict Company or Subsidiary, or to Company's knowledge, any of its officers or key employees, from engaging in any business and any contracts or agreements that limit or restrict anyone other than Company's or Subsidiary's employees or consultants from competing with Company or Subsidiary;

        (h) any contract, agreement or commitment requiring Company or Subsidiary to register the resale of its capital stock or securities under federal or state securities laws;

        (i) any powers of attorney or comparable delegations of authority granted by Company or Subsidiary;

        (j) any contract or commitment for capital expenditures having a remaining balance in excess of $50,000;

        (k) any lease with respect to any property, real or personal, whether as lessor or lessee;

        (l) any contract, agreement or commitment with any director, officer or stockholder of Company or Subsidiary;

        (m) any contract, agreement or undertaking not terminable without penalty, cost or liability on notice not exceeding 30 days;

        (n) any contract, agreement or commitment that calls for the sale of any of the property or assets of, or calls for the acquisition of property or assets by, Company or Subsidiary exceeding $50,000;

        (o) in addition to the foregoing, any other agreement, contract or commitment that involves a commitment or liability or has a value in excess of $50,000; or

        (p) any other material agreement, contract or commitment of any kind.

    Neither Company nor Subsidiary, nor to Company's knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither Company nor Subsidiary has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Company or Subsidiary is a party or by which it is bound that are required to be disclosed in the Company Schedule (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

    2.14  EMPLOYEE PLANS: ERISA.

        (a) Except as set forth in Section 2.14 of the Company Schedule, neither Company nor Subsidiary is a party to any employment agreement.

        (b) Neither Company nor Subsidiary is a party to any collective bargaining agreement.

        (c) Set forth in Section 2.14 of the Company Schedule is a list of
    (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and (ii) all profit sharing, stock bonus, pension, 401(k), ESOP, savings, medical, dental, disability, life or accident insurance, bonus, incentive, stock option, deferred compensation and other similar compensation or employee benefit plans, funds, programs or arrangements, which are maintained for the benefit of, or relate to any or all employees of Company or Subsidiary (the plans referred to in clauses (i) and (ii) being collectively referred to as the "Plans"). A complete and correct copy, as of the date hereof, of each Plan has been furnished to Parent.

        (d) None of the Plans is a multiemployer plan within the meaning of
    Section 4001 of ERISA.

        (e) Each of the Plans is in compliance in all material respects with the requirements of all applicable statutes, orders and governmental rules and regulations currently in effect, including, but not limited to, the Code and ERISA.

        (f) There are no audits, inquiries or proceedings pending or, to the knowledge of Company, threatened by the Internal Revenue Service (the "IRS") or Department of Labor (the "DOL") with respect to any Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Any Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendment necessary to obtain such a favorable determination. Neither Company nor Subsidiary has any commitment to establish any new Plan or to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law). Each Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms.

        (g) Neither Company, Subsidiary nor any of their respective Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Company or Subsidiary contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA or to any plan described in Section 413(c) of the Code. Neither Company, Subsidiary nor any officer or director of Company or Subsidiary is subject to any material liability or penalty under Sections 4975 through 4980B of the Code or Title I of ERISA. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Plan.

        (h) None of the Plans promises or provides medical or other welfare benefits to any former employee of Company or Subsidiary except as required by COBRA or other applicable law or by the terms of a written agreement with such former employee, and neither Company nor Subsidiary has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by statute.

        (i) Neither Company nor Subsidiary is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Company or Subsidiary is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Company, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Company, threatened labor dispute involving Company or Subsidiary and any group of its employees nor has Company or Subsidiary experienced any labor interruptions over the past three (3) years. Company and Subsidiary are in compliance in all material respects with all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

        (j) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director or employee of Company or Subsidiary under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

    2.15  INTELLECTUAL PROPERTY.

        (a) Except as set forth in Section 2.15 of the Company Schedule, each of Company and Subsidiary owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, domain names, copyrights, and any applications therefor, trade secrets, and computer software programs or applications ("Intellectual Property") that are used in the business of Company or Subsidiary as currently conducted, other than such Intellectual Property the loss of use of which would not have a Material Adverse Effect on Company.

        (b) Section 2.15 of the Company Schedule lists (i) all material patents and patent applications, registered trademarks, trade names and service marks and registered copyrights included in the Intellectual Property, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, and (ii) all material licenses and other agreements as to which Company or Subsidiary is a party and pursuant to which any person is authorized to use any Intellectual Property of Company or Subsidiary or Company or Subsidiary is authorized to use any third party patents, trademarks or copyrights, including software ("Third Party Intellectual Property Rights") which are incorporated in, are, or form a part of any product of Company or Subsidiary that is material to its business, except for commercially available software used by Company or Subsidiary in the ordinary course of business.

        (c) To the knowledge of Company, there is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of Company or Subsidiary, or any Intellectual Property right of any third party to the extent licensed by or through Company or Subsidiary, by any third party.

        (d) To the knowledge of Company, neither Company nor Subsidiary is in breach of any license or other agreement relating to the Intellectual Property of Company or Subsidiary or Third Party Intellectual Property Rights, except for such breaches which would not, individually or in the aggregate, have a Material Adverse Effect on Company.

        (e) Neither Company nor Subsidiary (i) has been a party to any suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; or (ii) has brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license agreement involving Intellectual Property against any third party. To the knowledge of Company, the design, development, distribution, marketing, licensing or sale of products or services of Company or Subsidiary does not infringe on any patent, trademark, service mark or copyright of any third party.

        (f) Company and Subsidiary have secured valid written assignments or work for hire agreements from all consultants and employees who contributed to the creation and development of Intellectual Property of the rights to such contributions that Company or Subsidiary does not already own by operation of law, except such assignments or work for hire agreements of which the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Company.

        (g) Company and Subsidiary have taken reasonable steps to protect Company's and Subsidiary's rights in its confidential information and trade secrets that it wishes to protect.

    2.16 RESTRICTIONS ON BUSINESS ACTIVITIES. Except for the non-compete agreement entered into with Dassault Systemes pursuant to a transaction agreement dated June 7, 1999, there is no agreement, judgment, injunction, order or decree binding upon Company or Subsidiary which has or could reasonably be expected to have the effect of prohibiting or materially impairing the conduct of business by Company or Subsidiary as presently conducted.

    2.17 BROKERS AND FINDERS. Company has not engaged any broker, finder or investment banker in connection with this Agreement.

    2.18 ENVIRONMENTAL MATTERS. Each of Company and Subsidiary (i) has obtained all applicable permits, licenses, and other authorizations that are required under Environmental Laws (as defined below) the absence of which is reasonably likely to have a Material Adverse Effect on Company; and (ii) is in compliance in all material respects with all material terms and conditions of such required permits, licenses and authorizations, and also is in compliance in all material respects with all Environmental Laws. "Environmental Laws" means all Federal, state, local and foreign laws and regulations relating to pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials, hazardous substances, petroleum and petroleum products or any fraction thereof, excluding, however, Hazardous Materials contained in products typically used for office and janitorial purposes properly and safely maintained in accordance with Environmental Laws.

    2.19 ACCOUNTS RECEIVABLE. All accounts receivable of Company and Subsidiary (i) are valid, existing and collectible in a manner consistent with Company's and Subsidiary's past practice without resort to legal proceedings or collection agencies (net of an allowance for doubtful accounts not to exceed $500,000 in the aggregate), (ii) represent monies due in the ordinary course of business and (iii) are not subject to any refunds or adjustments or any defenses, contractual rights of set-off, assignment, contractual restrictions, security interests or other encumbrances.

    2.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in Section 2.20 of the Company Schedule, no director, officer or other Affiliate or "associate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act")) of Company or Subsidiary or, to Company's knowledge, any person with whom any such director, officer or other Affiliate or associate has any direct or indirect relation by blood, marriage or adoption, or, to Company's knowledge, any entity in which any such director, officer or other Affiliate or associate, owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than 1% of the stock of which is beneficially owned by all such persons) has any interest in (i) any contract, arrangement or understanding with Company or Subsidiary, or relating to the business or operations of Company or Subsidiary, (ii) any loan, arrangement, understanding, agreement or contract for or relating to indebtedness of Company or Subsidiary, or (iii) any property (real, personal or mixed), tangible or intangible, used or currently intended to be used in, the business or operations of Company or Subsidiary.

    2.21 SECTION 203 OF THE DGCL NOT APPLICABLE. The Board of Directors of Company has approved the Merger and the transactions contemplated by this Agreement, and such approval is sufficient so that the restrictions relating to "business combinations" contained in Section 203 of the DGCL will not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

    2.22 TAX MATTERS. Company is not aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a reorganization under Section 368 of the Code.

                                  ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Except as otherwise disclosed in the Parent disclosure schedule attached hereto (the "Parent Schedule"), Parent and Merger Sub jointly and severally represent and warrant to Company as follows as of the date hereof:

    3.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it or the nature of its activities makes such qualification necessary, except for such failures to be so would not have a Material Adverse Effect on Parent. As used in this Agreement, the phrase "Material Adverse Effect on Parent" means a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of Parent and its subsidiaries considered as a whole, or a material adverse effect on the ability of Parent to consummate the transactions contemplated by this Agreement.

    3.2 CERTIFICATE OF INCORPORATION AND BYLAWS. Parent has previously furnished to Company complete and correct copies of its Certificate of Incorporation and Bylaws as amended to date (together, the "Parent Charter Documents").

    3.3  CAPITALIZATION.  The authorized capital stock of Parent consists of
(i) 100,000,000 shares of Parent Common Stock, and (ii) 10,000,000 shares of Preferred Stock, $0.01 par value per share ("Parent Preferred Stock"). At the close of business on March 31, 2001, (i) 14,280,536 shares of Parent Common Stock were issued and outstanding, (ii) 40,023 shares of Parent Common Stock were held in treasury by Parent or by subsidiaries of Parent, (iii) 262,898 shares of Parent Common Stock were reserved for future issuance pursuant to Parent's employee stock purchase plan, (iv) 6,078,224 shares of Parent Common Stock were reserved for issuance upon the exercise of outstanding options ("Parent Options") to purchase Parent Common Stock and (v) 1,913,707 shares of Parent Common Stock were reserved for future issue upon the exercise of outstanding warrants to purchase Parent Common Stock. As of the date hereof, no shares of Parent Preferred Stock were issued or outstanding. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of the issued and outstanding shares of which, as of the date hereof, are held of record by Parent. All of the outstanding shares of Parent's and Merger Sub's respective capital stock have been duly authorized and validly issued and are fully paid and nonassessable. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, and the shares of Parent Common Stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of Parent Common Stock, all outstanding Parent Stock Options, and all outstanding shares of capital stock of Merger Sub have been issued and granted in all material respects in compliance with applicable securities laws and other requirements of law. There are no registration rights with respect to Parent Common Stock.

    3.4 AUTHORITY RELATIVE TO THIS AGREEMENT. Each of Parent and Merger Sub has the corporate power and authority to execute and deliver this Agreement, and to carry out its obligations hereunder, subject to obtaining the approval of the issuance of the Parent Common Stock under this Agreement and the Stock Agreement by the stockholders of Parent. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and on the part of Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize such execution, delivery or performance, other than the approval of the stockholders of Parent of the issuance of Parent Common Stock under this Agreement and the Stock Agreement, and subject only to the filing of the Merger Documents pursuant to DGCL. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by Company, constitutes a legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

    3.5  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not, (i) conflict with or violate the Parent Charter Documents or equivalent organizational documents of Merger Sub, (ii) subject to compliance with the requirements set forth in Section 3.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which it or their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent's or any such subsidiary's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Parent or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not in the case of clauses (ii) or (iii) individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

        (b) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except (i) for applicable requirements of the HSR Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities and Blue Sky laws, the rules and regulations of the NYSE, and the filing of the Merger Documents as required by the DGCL and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (x) would not prevent consummation of the Merger or otherwise prevent Parent or Merger Sub from performing their respective obligations under this Agreement or (y) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

    3.6  SEC FILINGS; FINANCIAL STATEMENTS.

        (a) Parent has made available to Company a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the Securities and Exchange Commission (the "SEC") on or after January 1, 2000 (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since January 1, 2000. The Parent SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and
    (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

        (b) Each set of financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents the consolidated financial position of Parent and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments which were not or are not expected to be material in amount.

        (c) Parent has made available to Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

    3.7 NO UNDISCLOSED LIABILITIES. Neither Parent nor Merger Sub has any liabilities except (i) liabilities reflected, reserved against or otherwise disclosed in the Parent SEC Reports, (ii) liabilities incurred since
December 31, 2000 in the ordinary course of business, (iii) liabilities that individually or in the aggregate do not exceed $500,000, and (iv) liabilities identified in Section 3.7 of the Parent Schedule.

    3.8  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as set forth in
Section 3.8 of the Parent Schedule, since December 31, 2000, there has not been:
(i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent, (iii) any split, combination or reclassification of any of Parent's capital stock, (iv) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (v) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

    3.9 PROMISSORY NOTES. The Promissory Notes have been duly authorized by all necessary corporate action on the part of Parent and, upon execution and issuance of the Promissory Notes as provided in this Agreement, will constitute legal and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

    3.10 LITIGATION. Except as set forth in Section 3.10 of the Parent Schedule, there are no actions, suits, proceedings or investigations pending or, to the knowledge of Parent, threatened before any court, governmental or regulatory authority or arbitrator, against Parent which would reasonably be expected to interfere with the consummation of the Merger or to have a Material Adverse Effect on Parent.

    3.11 COMPLIANCE WITH LAWS. The business and operations of Parent and Merger Sub are in compliance with all laws, regulations, rules, judgments, orders and decrees applicable thereto, except where the failure so to comply would not have a Material Adverse Effect on Parent.

    3.12 TAX MATTERS. Parent is not aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a reorganization under Section 368 of the Code.

    3.13 BROKERS. Except for A.G. Edwards & Sons, Inc., Parent has not engaged any broker, finder or investment banker in connection with this Agreement.

    3.14 BOARD APPROVAL. The Board of Directors of each of Parent and Merger Sub has, as of the date of this Agreement, unanimously (i) determined that the Merger is consistent with and in furtherance of the long-term business strategy of Parent and is fair to, and in the best interests of, Parent and its stockholders, (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) determined to recommend that the stockholders of Parent approve the issuance of the Parent Common Stock pursuant to this Agreement and the Stock Agreement.

    3.15 MERGER SUB OPERATIONS. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not (a) engaged in any business activities, (b) conducted any operations other than in connection with the transactions contemplated hereby or (c) incurred any liabilities other than in connection with the transactions contemplated hereby.

                                   ARTICLE IV
                      CONDUCT PRIOR TO THE EFFECTIVE TIME

    4.1 CONDUCT OF BUSINESS BY COMPANY. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, each of Company and Subsidiary shall, except to the extent that Parent shall otherwise consent in writing, carry on its business, in the ordinary course in all material respects, and in compliance in all material respects with all applicable laws and regulations, pay its debts and Taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

    In addition, except as expressly permitted by the terms of this Agreement, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not, and it shall cause Subsidiary not to, do any of the following:

        (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

        (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding on the date hereof and as previously disclosed in writing to Parent, or adopt any new severance plan;

        (c) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Intellectual Property of Company or Subsidiary other than in the ordinary course of business consistent with past practice, or enter into grants to transfer or license to any person future patent rights other than in the ordinary course of business consistent with past practices, provided that in no event shall Company or Subsidiary license on an exclusive basis or sell any of its Intellectual Property;

        (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

        (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company;

        (f) Issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities;

        (g) Cause, permit or propose any amendments to the Company Charter Documents;

        (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or enter into any agreement outside the ordinary course of Company's or Subsidiary's business consistent with past practice;

        (i) Sell, lease, license, encumber or otherwise dispose of any of Company's or Subsidiary's properties or assets other than in the ordinary course of business consistent with past practice;

        (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company or Subsidiary, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

        (k) Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants;

        (l) Make any individual or series of related payments outside of the ordinary course of business in excess of $50,000;

        (m) Revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

        (n) Incur or enter into any agreement, contract or commitment outside of the ordinary course of business in excess of $50,000 individually;

        (o) Make any Tax election that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of Company or Subsidiary or settle or compromise any material income Tax liability;

        (p) Engage in any action that would cause the Merger to fail to qualify as a "reorganization" under Section 368 of the Code, whether or not otherwise permitted by this Article IV;

        (q) Take any action that will extend the exercise period of any Subsidiary Stock Option (as defined in Section 5.7) or Company Stock Option (as defined in Section 5.8) or cause the vesting period of any Subsidiary Stock Option or Company Stock Option to accelerate under any circumstances, regardless of whether such circumstances are to occur before or after the Effective Time, or otherwise amend the terms of any Subsidiary Stock Option (except as provided in Section 5.7) or Company Stock Option.

        (r) Agree in writing or otherwise to take any of the actions described in Section 4.1 (a) through (q) above.

    4.2 CONDUCT OF BUSINESS BY PARENT. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent and Merger Sub shall carry on their business in the ordinary course in all material respects and in compliance in all material respects with all applicable laws and regulations and shall not engage in any action that would cause the Merger to fail to qualify as a "reorganization" under Section 368 of the Code, whether or not otherwise permitted by the provisions of this Article IV, or breach this Agreement, the Stock Purchase Agreement or the Stockholders Agreement.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

    5.1 STOCKHOLDER MEETING. Parent shall, in accordance with applicable law and Parent Charter Documents, duly call, give notice of, convene and hold a meeting (which, as may be duly adjourned, is referred to as the "Parent Meeting") of its stockholders as soon as practicable for the purpose of approving the issuance of the Parent Common Stock pursuant to this Agreement and the Stock Agreement by a vote of a majority of the votes cast on the proposal at the Parent Meeting, provided that the total votes cast on the proposal at the Parent Meeting represent more than 50% of the outstanding shares of Parent Common Stock.

    5.2  CONFIDENTIALITY; ACCESS TO INFORMATION.

        (a) The parties acknowledge that Company and Parent have previously executed a mutual nondisclosure agreement, dated as of January 5, 2001 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

        (b) Each of Company and Parent will afford the other and the other's accountants, counsel and other representatives reasonable access during normal business hours and upon reasonable notice to its properties, books, records and personnel during the period prior to the Effective Time to obtain all information concerning its business as such other party may reasonably request. Any investigation shall be conducted in such a manner as to minimize the interference with the operation of their respective business. No information or knowledge obtained in any investigation pursuant to this Section 5.2 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

        (c) No party or its representatives shall contact any of the employees, customers, licensors, licensees or strategic partners of, or other having business dealings with, the other party in connection with the transactions contemplated by this Agreement without the prior written authorization of the other party.

    5.3 NO SOLICITATION. From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VII, Company will not, nor will it authorize or permit any of its officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this
Section 5.3 by any officer or director of Company or any investment banker or attorney of Company shall be deemed to be a breach of this Section 5.3 by Company.

    For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent) relating to any Acquisition Transaction. For the purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (A) any acquisition or purchase from Company by any person of voting securities of Company or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 5% or more of the total outstanding voting securities of Company or any merger, consolidation, business combination or similar transaction involving Company; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of any material portion of the assets of Company; or (C) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Company.

    In addition to the other obligations of Company set forth in this
Section 5.3, Company as promptly as practicable, and in any event within 24 hours, shall advise Parent orally and in writing of any request for information which Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry with respect to or which Company reasonably should believe would lead to any Acquisition Proposal, and, subject to compliance with the terms of any confidentiality agreement existing on the date of this Agreement, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. Company will keep Parent informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

    5.4 PUBLIC DISCLOSURE. Parent and Company will consult with each other and agree before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and will not issue any such press release or make any such public statement prior to such agreement, except as may be required by law or any listing agreement with a national securities exchange, in which case reasonable efforts to consult with the other party will be made prior to any such release or public statement.

    5.5  COMMERCIALLY REASONABLE EFFORTS; NOTIFICATION.

        (a) Upon the terms and subject to the conditions, including, without limitation, Section 5.3, set forth in this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following:
    (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities (including, without limitation, the HSR Act) and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties required as a result of the transactions contemplated by this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, each of Parent and Company and their respective Boards of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all commercially reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent, Company or any subsidiary or Affiliate of Parent or Company to agree to any divestiture by itself or any of its Affiliates of shares of capital stock or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

        (b) Company shall give prompt notice to Parent upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate in any material respect, or of any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. If any event, condition, fact or circumstance that is required to be disclosed pursuant to this Section 5.5(b) requires any change in the Company Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Company Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then Company shall promptly deliver to Parent an update to the Company Schedule specifying such change. No such update shall be deemed to supplement or amend the Company Schedule for the purpose of determining (i) the accuracy of any of the representations and warranties made by Company in this Agreement and (ii) whether any of the conditions set forth in Section 6 have been satisfied.

        (c) Parent shall give prompt notice to Company upon becoming aware that any representation or warranty made by it or Merger Sub contained in this Agreement has become untrue or inaccurate in any material respect, or of any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. If any event, condition, fact or circumstance that is required to be disclosed pursuant to this Section 5.5(c) requires any change in the Parent Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Parent Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then Parent shall promptly deliver to Company an update to the Parent Schedule specifying such change. No such update shall be deemed to supplement or amend the Parent Schedule for the purpose of determining
    (i) the accuracy of any of the representations and warranties made by Parent and Merger Sub in this Agreement and (ii) whether any of the conditions set forth in Section 6 have been satisfied.

    5.6 THIRD PARTY CONSENTS. As soon as practicable following the date hereof, Parent and Company will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or Subsidiary's respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, except for those consents, waivers and approvals as to which the failure to obtain would not have a Material Adverse Effect on Company or Parent.

    5.7 SUBSIDIARY STOCK OPTIONS. Prior to the Effective Time, Company shall cause all options listed in Section 2.3 of the Company Schedule (each a "Subsidiary Stock Option") to be exchanged for options to acquire shares of Company Stock on the same terms and conditions, including but not limited to any performance criteria set forth in the applicable stock option agreements, except that (i) each Subsidiary Stock Option will be or will become exercisable in accordance with its terms for that number of shares of Company Stock equal to the same proportionate share of Company Stock as the number of shares of Subsidiary stock subject to the Subsidiary Stock Options is to the sum of the total number of outstanding shares of the capital stock of Subsidiary plus the number of shares of Subsidiary stock subject to all Subsidiary Stock Options and
(ii) the per share exercise price for the shares of Company Stock issuable upon exercise of such exchanged Subsidiary Stock Option will be revised accordingly.

    5.8 COMPANY STOCK OPTIONS. At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a "Company Stock Option"), whether vested or unvested, shall by virtue of the Merger be assumed by Parent. Each Company Stock Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time and will be fully vested, except that (i) each Company Stock Option will be or will become exercisable in accordance with its terms for that number of whole shares of Parent Common Stock equal to the product (rounded to the nearest whole number of shares of Parent Common Stock) of the number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time multiplied by the result obtained by dividing the number of Option Shares by the number of Diluting Shares (the "Option Exchange Rate"), (ii) the per share exercise price for the shares of Parent Common Stock will be the per share exercise price of the Company Stock Option immediately prior to the Effective Time divided by the Option Exchange Rate, and (iii) each holder of a Company Stock Option will be required to enter into a lock-up agreement with Parent that will limit the ability of the holder of the Company Stock Option to sell or otherwise dispose of the shares of Parent Common Stock acquired upon exercise of such option for certain time periods, as agreed to by Parent and Company, except in the event the employment of the holder of such option is terminated by Parent, the Surviving Corporation or Subsidiary. Within thirty (30) days following the Closing, Parent will send to each holder of an assumed Company Stock Option a written notice setting forth (A) the number of shares of Parent Common Stock subject to such assumed Company Stock Option, (B) the exercise price per share of Parent Common Stock issuable upon exercise of such assumed Company Stock Option, and (C) the lock-up agreement referred to above.

    5.9 FORM S-8. Parent agrees to (i) reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of assumed Company Stock Options; (ii) file all documents required to be filed to cause the shares of Parent Common Stock issuable upon exercise of the assumed Company Stock Options to be listed on the NYSE; and (iii) file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Stock Options as soon as is reasonably practicable, and in any event within 60 days, after the Effective Time and shall use commercially reasonable efforts to maintain the effectiveness of such registration statement thereafter for so long as any such options remain outstanding.

    5.10 EMPLOYEES. Employees of Company or Subsidiary employed by the Surviving Corporation after the Effective Time will be entitled to participate in such employee benefit plans provided by the Surviving Corporation or Parent after the Closing to the extent and consistent with the terms of such plans. If any employee of Company or Subsidiary becomes a participant in any employee benefit plan of Parent or one of its subsidiaries, such employee shall, to the extent permitted by such plan, be given credit for all service with Company or Subsidiary prior to the Effective Time for purposes of vesting eligibility and for benefit accrual purposes. Nothing in this Section 5.10 shall be deemed to constitute an employment contract between the Surviving Corporation and any individual, or a waiver of the Surviving Corporation's right to discharge any employee at any time, with or without cause, subject to the terms of any employment agreement with such employee.

    5.11 SOFTWARE DISTRIBUTION AGREEMENT. Immediately prior to the Effective Time, Company shall cause that certain Software Distribution Agreement to be terminated with no further obligations of either party thereunder by execution of a termination agreement substantially in the form attached hereto as Exhibit J.

    5.12 CHARTER INDEMNIFICATION PROVISIONS. Parent agrees that the directors and officers of Company and Subsidiary prior to the Effective Time shall be entitled to the same indemnification rights for acts occurring prior to the Effective Time as they had under the charter documents of Company and Subsidiary prior to the Effective Time.

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

    6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

        (a) STOCKHOLDER APPROVAL. The issuance of the Parent Common Stock pursuant to this Agreement and the Stock Agreement shall have been approved by the requisite vote referred to in Section 5.1 by the stockholders of Parent.

        (b) HSR ACT. Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated. All other consents and approvals of Governmental Entities necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained.

        (c) NO ORDER. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

        (d) STOCK AGREEMENT. The closing under the Stock Agreement shall have occurred on the Closing Date and the Stock Agreement shall not have been amended, except with the prior written consent of Company, which consent shall not be unreasonably withheld or delayed.

        (e) DOCUMENT OF UNDERSTANDING. Parent, Company, DSA and Dassault Systemes shall have executed and delivered the Document of Understanding, substantially in the form attached hereto as Exhibit F.

    6.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF COMPANY. The obligation of Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

        (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date. Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

        (b) AGREEMENTS AND COVENANTS. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

        (c) CONSENTS. Parent and Merger Sub shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby.

        (d) MATERIAL ADVERSE EFFECT. There shall not have been any Material Adverse Effect on Parent since the date of this Agreement. Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by its President and Chief Financial Officer.

        (e) OPINION OF COUNSEL TO PARENT. Company shall have received an opinion of O'Melveny & Myers LLP, counsel to Parent and Merger Sub, in substantially the form attached hereto as Exhibit G.

    6.3 ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUB. The obligation of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Parent:

        (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date. Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by its President.

        (b) AGREEMENTS AND COVENANTS. Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of Company by the President of Company.

        (c) CONSENTS. Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby.

        (d) MATERIAL ADVERSE EFFECT. There shall not have been any Material Adverse Effect on Company since the date of this Agreement. Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by its President.

        (e) STOCKHOLDERS AGREEMENT. The Stockholders Agreement shall have been executed and delivered by each of the stockholders of Company and shall be in full force and effect as of the Effective Time.

        (f) NON-COMPETE AGREEMENTS. The stockholders listed on Exhibit D-1 shall have executed and delivered to Parent a Non-Compete Agreement substantially in the form attached hereto as Exhibit D-2.

        (g) OPINION OF COUNSEL TO COMPANY AND DSA. Parent shall have received opinions of Stradling, Yocca, Carlson & Rauth, counsel to Company, and Shearman & Sterling, counsel to DSA, in substantially the forms attached hereto as Exhibits H and I, respectively.

                                  ARTICLE VII
                       TERMINATION, AMENDMENT AND WAIVER

    7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the stockholders of Parent:

        (a) by mutual written consent duly authorized by the Boards of Directors of Parent and Company;

        (b) by either Company or Parent if the Merger shall not have been consummated by October 15, 2001 for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

        (c) by either Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

        (d) by Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent, then Company may not terminate this Agreement under this Section 7.1(d) for thirty (30) days after delivery of written notice from Company to Parent of such breach, provided Parent continues to exercise best efforts to cure such breach (it being understood that Company may not terminate this Agreement pursuant to this paragraph (d) if such breach by Parent is cured during such thirty (30)-day period); or

        (e) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company, then Parent may not terminate this Agreement under this Section 7.1(e) for thirty (30) days after delivery of written notice from Parent to Company of such breach, provided Company continues to exercise best efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this paragraph (e) such breach by Company is cured during such thirty (30)-day period).

    7.2 NOTICE OF TERMINATION; EFFECT OF TERMINATION. Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto (or such later time as may be required by Section 7.1). In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.2,
Section 2.17, Section 3.9, Section 5.2(a), Section 7.3 and Article VIII, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for fraud in connection with, or any willful breach of, this Agreement.

    7.3 FEES AND EXPENSES. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that the aggregate expenses paid by the Company if the Merger is consummated (including accounting and legal fees) shall not exceed $150,000 (any excess to be paid by the stockholders of the Company). The filing fee under the HSR Act and the fees of A.G. Edwards & Sons, Inc. will be paid by Parent.

    7.4 AMENDMENT. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and Company.

    7.5 EXTENSION; WAIVER. At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    8.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

        (a) if to Parent or Merger Sub, to:

            MSC.Software Corporation
           815 Colorado Boulevard
           Los Angeles, California 90041-1777
           Attention: President Facsimile: (323) 259-3838

            with a copy (not constituting notice) to:

            O'Melveny & Myers LLP
           400 S. Hope Street
           Los Angeles, California 90071
           Attention: Richard Boehmer, Esq.
           Facsimile: (213) 430-6407

            (b)  if to Company, to:

            Advanced Enterprise Solutions, Inc.
           1809 East Dyer Road, Suite 313
           Santa Ana, California 92705
           Attention: President Facsimile:

            with a copy (not constituting notice) to:
           Stradling Yocca Carlson & Rauth
           660 Newport Center Drive, Suite 1600
           Newport Beach, California 92660
           Attention: Nick E. Yocca, Esq.
           Facsimile: (949) 725-4100

    8.2  INTERPRETATION; DEFINITIONS.

        (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

        (b) For purposes of this Agreement:

           (i) the term "knowledge" of a party hereto, with respect to any matter in question, means the actual knowledge of the executive officers of such party, without any duty of inquiry or investigation;

           (ii) the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

    8.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

    8.4 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Schedule and Parent Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder.

    8.5 SEVERABILITY. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

    8.6 OTHER REMEDIES; SPECIFIC PERFORMANCE. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

    8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

    8.8 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

    8.9 ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

           [The remainder of this page has been intentionally left blank]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                                       MSC.SOFTWARE CORPORATION

                                                       By:    /s/ FRANK PERNA
                                                              --------------------------------------
                                                       Name:  Frank Perna
                                                       Title: CHIEF EXECUTIVE OFFICER

                                                       By:    /s/ LOUIS A. GRECO
                                                              --------------------------------------
                                                       Name:  Louis A. Greco
                                                       Title: SECRETARY AND CHIEF FINANCIAL OFFICER

                                                       AES ACQUISITION CORP.

                                                       By:    /s/ FRANK PERNA
                                                              --------------------------------------
                                                       Name:  Frank Perna
                                                       Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                       By:    /s/ LOUIS A. GRECO
                                                              --------------------------------------
                                                       Name:  Louis A. Greco
                                                       Title: SECRETARY AND CHIEF FINANCIAL OFFICER

                                                       ADVANCED ENTERPRISE SOLUTIONS, INC.

                                                       By:    /s/ NADER KHOSHNIVATI
                                                              --------------------------------------
                                                       Name:  Nader Khoshnivati
                                                       Title: PRESIDENT, CEO

                                                       By:    /s/ ABBAS KHOSHNIYATI
                                                              --------------------------------------
                                                       Name:  Abbas Khoshniyati
                                                       Title: VP, CTO

                      [Signature page to Merger Agreement]

                                   EXHIBIT A
                         FORM OF STOCKHOLDERS AGREEMENT

    THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of May 2, 2001, between MSC.Software Corporation, a Delaware corporation ("Parent"), and the undersigned, constituting all the stockholders (the "Stockholders") of Advanced Enterprise Solutions, Inc., a Delaware corporation ("Company").

                                    RECITALS

    A. Parent, AES Acquisition Corp. and Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of Company with and into AES Acquisition Corp.

    B. Concurrently with the Merger Agreement, Parent and Dassault Systemes of America Corp. ("DSA") are entering into a Stock Purchase Agreement (the "Stock Agreement") pursuant to which Parent will acquire all the capital stock of Company held by DSA (the "Stock Purchase").

    C. Upon consummation of the Stock Purchase as contemplated by the Stock Agreement, the shares of Company Stock held by DSA will be purchased for shares of the common stock, $0.01 par value per share, of Parent ("Parent Common Stock").

    D. Upon consummation of the Merger as contemplated by the Merger Agreement, the shares of Company Stock held by Stockholders (other than DSA) will be converted into cash, promissory notes and shares of Parent Common Stock, and the shares of Company Stock purchased by Parent from DSA will be cancelled and extinguished without conversion.

    E. As an inducement to Parent to enter into the Merger Agreement and the Stock Agreement and in consideration of the execution of the Merger Agreement and the Stock Agreement by Parent, Stockholders agree as set forth below.

    F. Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Merger Agreement or the Stock Agreement, as the case may be.

    NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

    1. REPRESENTATIONS OF STOCKHOLDER. Each Stockholder individually hereby represents and warrants to Parent that:

        (a) such Stockholder understands that the issuance of the Parent Common Stock and a promissory note to Stockholder pursuant to the Merger or, in the case of DSA, shares of the Parent Common Stock pursuant to the Stock Purchase, will be on the basis that the issuance thereof is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and that Parent's reliance upon such exemption is predicated upon such Stockholder's representations;

        (b) such Stockholder understands that the securities to be issued to Stockholder pursuant to the Merger or the Stock Purchase, as the case may be, have not been registered under the Securities Act or any applicable state securities law and must be held indefinitely unless subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

        (c) the securities to be issued to such Stockholder pursuant to the Merger or the Stock Purchase, as the case may be, will be acquired by such Stockholder for investment for such Stockholder's own account and not as a nominee or agent (other than as a custodian under CUGMA), and not with a view to the sale or distribution thereof in a manner that would violate the Securities Act;

        (d) such Stockholder (i) has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of such Stockholder's prospective investment in securities of Parent; (ii) has received all of the information Stockholder has requested from Parent or Company that Stockholder considers necessary or appropriate for deciding whether to accept the securities of Parent; (iii) has the ability to bear the economic risks of the Stockholder's prospective investment; and (iv) is able to hold the securities of Parent for an indefinite period of time and to suffer complete loss of Stockholder's investment;

        (e) such Stockholder understands that each certificate representing the Promissory Note or shares of Parent Common Stock issued to such Stockholder pursuant to the Merger or the Stock Purchase, as the case may be, shall contain a legend to the effect that such securities have not been registered under the Securities Act or any state securities laws and such securities may not be sold or transferred in the absence of registration under the Securities Act and all applicable state securities laws or an applicable exemption therefrom; and

        (f) such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

    2. INDEMNIFICATION. (a) Provided that the Closing under the Merger Agreement has occurred, Stockholders, severally and not jointly, and Parent (each, an "Indemnifying Party"), will indemnify the other party including, with respect to Parent, Parent's affiliates and the Surviving Corporation, as well as, in each case, each of their respective officers, directors and employees and each of the heirs, executors, successors and assigns of any of the foregoing (in each case, collectively, the "Parent Indemnified Parties" and the "Stockholder Indemnified Parties", respectively) from and against all claims, losses, liabilities, damages and reasonable expenses, including, without limitation, reasonable attorneys' fees and reasonable costs of investigation and litigation (collectively, "Damages") arising out of or relating to (i) in the case of the Stockholders, (A) any breach of the representations and warranties made by Company in the Merger Agreement or in the certificates delivered by Company pursuant to the Merger Agreement, or (B) failure by Company to have performed or complied in all material respects with all agreements or covenants required by the Merger Agreement to be performed or complied with by Company at or prior to the Closing Date, and (ii) in the case of Parent, (A) any breach of the representations and warranties made by Parent in the Merger Agreement and, for the benefit of DSA only, the Stock Agreement or in the certificates delivered by Parent pursuant to the Merger Agreement, or (B) failure by Parent to have performed or complied in all material respects with all agreements or covenants required by the Merger Agreement or, for the benefit of DSA only, the Stock Agreement to be performed or complied with by Parent at or prior to the Closing Date. Notwithstanding the foregoing, DSA shall not be liable for any Damages resulting from any breach of the representations and warranties of Company in the Merger Agreement if such breach results solely from actions taken or events occurring prior to June 30, 1999. Any Damages not paid by DSA as a result of the previous sentence will be paid by the Stockholders (other than DSA), with the proportionate share to be paid by each Stockholder to be determined as if DSA was not a Stockholder and its shares were not outstanding.

        (b) Provided that the Closing under the Merger Agreement has occurred, Stockholders will, severally and not jointly, indemnify the Parent Indemnified Parties from and against all Damages arising out of or relating to any breach of the representations and warranties of Stockholder contained in Section 1 of this Agreement and, in the case of DSA, Section 3.1(c) of the Stock Agreement. Provided that the Closing under the Merger Agreement has occurred, Parent will indemnify DSA from and against all Damages arising out of or relating to any breach of the representation and warranty of Parent in Section 3.2(c) of the Stock Agreement.

        (c) Notwithstanding the foregoing, (x) no Stockholder shall be required to pay any amount for Damages with respect to subsection (a) above of this Agreement (i) unless the aggregate amount otherwise payable by Stockholders with respect to all claims for indemnification pursuant to subsection
    (a) above of this Agreement would exceed $500,000 (the "Deductible"), whereupon only the amount of Damages otherwise payable above the Deductible shall be payable by the Stockholders, and (ii) except with respect to claims based on fraud committed by such Stockholder, in excess of the Merger Consideration received by such Stockholder, in the case of Stockholders other than DSA, or the Purchase Price in this case of DSA, and (y) Parent shall not be required to pay any amount for Damages with respect to subsection (a) above of this Agreement (i) unless the aggregate amount otherwise payable by Parent with respect to all claims for indemnification pursuant to subsection (a) above of this Agreement would exceed the Deductible, whereupon only the amount of Damages otherwise payable above the Deductible shall be payable by Parent, and (ii) except with respect to claims based on fraud committed by Parent, in excess of $60 million. Nothing in this Section 2(c) will affect Parent's obligations under the Promissory Notes.

        (d) Indemnification with respect to Damages with respect to subsection
    (a) above shall expire on the second anniversary of the Closing Date; provided, however, that Damages with respect to breaches of Sections 2.2,
    2.4 and 2.9 of the Merger Agreement shall expire upon expiration of the applicable statutes of limitation; provided, further that if prior to that date notice of any claim for Damages has been given by an Indemnified Party as provided herein, then the right to indemnification with respect thereto shall remain in effect until such matter shall have been finally determined and disposed of, and any indemnification due in respect thereof shall have been paid.

        (e) Promptly after receipt by an Indemnified Party of notice of any claim, liability or expense to which the indemnification obligations hereunder would apply, the Indemnified Party shall give notice thereof in writing to Parent or DSA and the Stockholders' Agent (as defined below), as the case may be, but the omission to give such notice promptly will not relieve the Indemnifying Party from any liability except to the extent that the Indemnifying Party shall have been prejudiced as a result of the failure or delay in giving such notice. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense, including an estimate, if practicable, of the amount of Damages that have been or may be suffered or incurred by the Indemnified Party attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement.

        (f) With respect to third party claims, if within 20 days after receiving the notice described in clause (e) above, Parent or DSA and the Stockholders' Agent, as the case may be, gives written notice to the Indemnified Parties stating that the Indemnifying Party disputes and intends to defend against such claim, liability or expense at their own cost and expense, then counsel for the defense shall be selected by Parent or DSA and the Stockholders' Agent, as the case may be (subject to the consent of the Indemnified Parties, which consent shall not be unreasonably withheld), and the Indemnified Parties shall not be required to make any payment with respect to such claim, liability or expense as long as the Indemnifying Party is conducting a good faith and diligent defense at the expense of the Indemnifying Party; provided, however, that the assumption of defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. The Indemnifying Party shall have the right, with the consent of the Indemnified Parties, which consent shall not be unreasonably withheld, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled, provided the Indemnifying Party and other Indemnifying Parties' obligations to indemnify the Indemnified Parties therefor will be fully satisfied. The Indemnifying Party and the Indemnified Parties shall each furnish the other with all documents and information that the Indemnifying or Indemnified Parties shall reasonably request and shall consult with each other prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, each Indemnified Party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying parties and the Indemnified Parties and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, in the reasonable opinion of the Indemnified Parties, the expense of one separate counsel for the Indemnified Parties shall be paid by the Indemnifying Party. If no such notice of intent to dispute and defend is given, or if such diligent good faith defense is not being or ceases to be conducted in the reasonable opinion of the Indemnified Parties, the Indemnified Parties shall undertake the defense of (with counsel selected by the Indemnified Parties), and shall have the right to compromise or settle (exercising reasonable business judgment), such claim, liability or expense with the consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party will pay any and all amounts owed to the Indemnified Parties under this Agreement upon a final judgment or settlement or an earlier agreement between the Indemnifying Party and the Indemnified Parties.

    3. VOTING BY STOCKHOLDERS. Each Stockholder hereby agrees (i) to vote and to grant or withhold a written consent with respect to (or, if and to the extent that a Stockholder is the beneficial but not the record owner, agrees to cause to be voted and to cause a written consent to be granted or withheld with respect to) all shares of Parent Common Stock that such Stockholder beneficially owns (whether acquired pursuant to the Merger, the Stock Purchase or otherwise) in proportion to the vote of the stockholders of Parent other than the Stockholders; and (ii) not to propose any matter to the Board of Directors of Parent or its stockholders that requires or contemplates the vote or consent of the stockholders of Parent or any nominees for election as directors of Parent without, in the case of clause (ii), the prior approval of the Board of Directors of Parent, which approval shall be in the sole and absolute discretion of such Board of Directors. The provisions of this Section 3 shall be suspended automatically and become ineffective if (A) the aggregate beneficial ownership (as defined under Section 13(d) of the Exchange Act) of Parent Common Stock by the Stockholders becomes less than 10% of the outstanding Parent Common Stock; provided, however, that such suspension shall terminate and the provisions of this Section 3 shall become effective again automatically if the aggregate beneficial ownership of Parent Common Stock by the Stockholders again becomes 10% or more of the Parent Common Stock; or (B) a default has occurred under the Promissory Notes; provided, however, that such suspension shall terminate and the provisions of this Section 3 shall become effective again automatically if the default has been cured within 15 days or waived by the holders of the Promissory Notes or the Promissory Notes have been paid in full.

    4. RESTRICTIONS ON TRANSFER BY DSA. DSA shall not, directly or indirectly, offer, sell or transfer any shares of Parent Common Stock that DSA beneficially owns (whether acquired pursuant to the Stock Purchase or otherwise) prior to the fifth anniversary of the Closing Date, except (i) upon the occurrence of a Change in Control (as defined below), (ii) pursuant to the provisions of Sections 9 or 10 of this Agreement, (iii) upon a material breach of this Agreement by Parent that is not cured by Parent or waived by DSA within 30 days of receipt by Parent of written notice from DSA claiming a material breach and identifying such breach, (iv) upon a material breach of that certain IBM US Business Partner and Solution Provider/Complementary Marketing Agreement between IBM and Company, as supplemented by that certain Document of Understanding, dated December 16, 1999, all to be assumed by Parent upon the consummation of the Merger by Parent that is not cured by Parent or waived by IBM within a reasonable period after receipt by Parent of written notice from IBM claiming a material breach and identifying such breach, (v) upon a material breach of the Document of Understanding by Parent that is not cured by Parent or waived by the applicable party within a reasonable period after receipt by Parent of written notice to Parent claiming a material breach and identifying such breach,
(vi) if Parent fails to pay the DSA Promissory Note within 15 days after it is due and payable at stated maturity or (vii) upon a material breach of the Memorandum of Understanding, dated April 20, 2001, between Parent and Dassault Systemes (including any further agreements that are agreed to between the parties thereto pursuant to such Memorandum of Understanding) by Parent that is not cured by Parent or waived by the applicable party within 30 days of receipt by Parent of written notice to Parent claiming a material breach and identifying such breach. On and after the fifth anniversary of the Closing Date and upon a Change in Control or such default by Parent, DSA shall not, directly or indirectly, offer, sell or transfer any shares of Parent Common Stock that DSA beneficially owns (whether acquired pursuant to the Stock Purchase or otherwise) without offering Parent a right of first refusal in the manner provided in Section 6 hereof, except in compliance with the provisions of Section 9 of this Agreement or except pursuant to the volume limitations, manner of sale requirements and other conditions of Rule 144 under the Securities Act (whether or not such limitations, requirements and conditions would then apply to sales of Parent Common Stock by DSA), provided that, despite compliance with the right of first refusal or the exceptions thereto set forth above, DSA may not knowingly sell all or a portion of such shares constituting 2% or more of the total combined voting power of all shares of Parent Common Stock then outstanding to any one person or group (as defined under Section 13(d) of the Exchange Act) without offering Parent a right of first refusal in the manner provided in Section 6 over the shares proposed to be sold to such person or group. For purposes of this Section 4 and Section 5, Change in Control means (A) approval by the stockholders of Parent of the dissolution or liquidation of Parent; (B) approval by the stockholders of Parent of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities not a wholly owned subsidiary of Parent, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the transaction are, or will be, owned, directly or indirectly, by stockholders of Parent immediately before such transaction (assuming for purposes of such determination that there is no change in the record ownership of Parent's securities from the record date for such approval until such transaction is consummated and that such record owners hold no securities of the other parties to such transaction, but including in such determination any securities of the other parties to such transaction held by affiliates of Parent); (C) approval by the stockholders of Parent of the sale, lease, conveyance or other disposition of all or substantially all of Parent's business or assets to a person or entity that is not a wholly owned subsidiary of Parent; (D) without the prior approval of a majority of the Board of Directors of Parent, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Parent representing more than 50% of the combined voting power of Parent's then outstanding securities then entitled to vote generally in the election of directors of Parent; (E) a majority of the Board of Directors of Parent were neither nominated for election or appointed by the Board of Directors of Parent; or (F) the sale of all or substantially all the stock or assets of Subsidiary (as defined in the Merger Agreement), other than to a majority owned subsidiary of Parent.

    5. RESTRICTIONS ON TRANSFER BY STOCKHOLDERS (OTHER THAN DSA). No Stockholder (other than DSA) shall, directly or indirectly, offer, sell or transfer any shares of Parent Common Stock that such Stockholder beneficially owns (whether acquired pursuant to the Merger or otherwise) without offering the Parent a right of first refusal in the manner provided in Section 6 hereof, except (i) upon the occurrence of a Change in Control, (ii) in compliance with the provisions of Sections 9 or 10 of this Agreement or (iii) pursuant to the volume limitations, manner of sale requirements and other conditions of Rule 144 under the Securities Act (whether or not such limitations, requirements and conditions would then apply to sales of Parent Common Stock by the Stockholder), provided that, despite compliance with the right of first refusal procedures or the exceptions thereto set forth above, a Stockholder may not knowingly sell all or a portion of such shares constituting 2% or more of the total combined voting power of all shares of Parent Common Stock then outstanding to any one person or group (as defined under Section 13(d) of the Exchange Act) without offering Parent a right of first refusal in the manner provided in Section 5 over the shares proposed to be sold to such person or group. Notwithstanding the foregoing, Stockholders (other than DSA) may transfer shares of Parent

Common Stock to a transferee who is a member of the immediate family, a sibling, a descent, or a niece or nephew of the transferring Stockholder (including, without limitation, family trusts, trusts for the benefit of family members, siblings, descendants, and/or nieces and nephews, and other similar entities used for the transferring Stockholder's estate planning purposes); provided that any such transferee (an "Excepted Transferee"), if not already a signatory hereto, has executed and delivered to Parent, prior to the transfer, a signature page to this Agreement agreeing to be bound by the terms and conditions hereof. A Stockholder making a transfer to an Excepted Transferee shall notify Parent in writing, concurrently or in advance, stating the name and address of the Excepted Transferee, identifying the number of shares of Parent Common Stock to be transferred, and providing to Parent, if the Expected Transferee if not already a signatory hereto, the Excepted Transferee's signature page hereto. In connection with any such transfer, the term "Stockholder" as used in this Agreement, other than in Section 2 hereof, shall, where appropriate following a permitted transfer to an Excepted Transferee, be deemed to include the Excepted Transferee.

    6. RIGHT OF FIRST REFUSAL. To the extent required by Sections 4 or 5, a Stockholder, prior to making any offer to sell, sale or transfer of shares of Parent Common Stock, shall give Parent the opportunity to purchase such shares in the following manner:

        (a) A Stockholder intending to make such an offer, sale or transfer shall give written notice of such intention (the "Transfer Notice") to Parent, specifying (i) the number of shares proposed to be disposed of,
    (ii) the proposed price therefor, and (iii) the terms and conditions of the proposed transfer. Without limiting the foregoing, a Stockholder's tender of shares of Parent Common Stock in response to a bona fide third-party tender offer or exchange offer to purchase shares of Parent Common Stock shall be deemed to be an offer by the Stockholder to sell shares of Parent Common Stock at the price specified in the tender offer or exchange offer, without regard to conditions to the tender or exchange officer's obligation to purchase, and such a tender is subject to Parent's right of first refusal herein.

        (b) Parent shall have the right, exercisable by written notice given by Parent to the Stockholder who gave the Transfer Notice within 10 business days after receipt of such Transfer Notice (or in the case of a tender or exchange offer, no later than 24 hours prior to the latest time by which shares of Parent Common Stock must be tendered in order to be accepted pursuant to such offer, or in the case of an offering of registered shares, no later than 24 hours prior to the time of sale as indicated by the Stockholder in a Transfer Notice given no less than 48 hour prior to the time of sale), to purchase (or to cause an affiliate of Parent to purchase) all, but not fewer than all, of the shares of Parent Common Stock specified in such Transfer Notice for cash at the price set forth thereon. If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (determined as stated below) of such other property included in such price. For this purpose:

           (i) Stockholder and Parent shall use their respective commercially reasonable efforts to determine or cause the determination of the value of any securities included in the purchase price to be made within three business days after the date of delivery of the Transfer Notice and any determination of the value of property other than securities to be made within 10 business days after the date of delivery of the Transfer Notice. If the parties are unable to agree upon the value of any such securities or other property, they will select a financial institution or appraisal firm acceptable to both of them (or, if the parties cannot agree upon such an institution or firm, they will each select such an institution or firm and representatives of the selected institutions or firms shall select a third such institution or firm) to determine the value of any such securities or other property within such three-day or ten-day period, as applicable. The determination of the parties or the financial institution or appraisal firm shall be conclusive.

           (ii) The date on which Parent must exercise its rights of first refusal shall be extended until three business days after the determination of the value of property included in the purchase price.

        (c) If Parent exercises its right of first refusal hereunder, the closing of the purchase of the shares of Parent Common Stock with respect to which such right has been exercised shall take place within 10 business days (or if approval of such purchase by Parent's stockholders is required by law or pursuant to any stock exchange rule or policy, within 90 days) after Parent gives notice of such exercise. Upon exercise of its right of first refusal, Parent shall be legally obligated to consummate the purchase contemplated thereby, subject to the Stockholder's delivery of such shares of Parent Common Stock free and clear of any adverse claims.

        (d) If Parent does not exercise its right of first refusal hereunder within the time specified for such exercise, the Stockholder who gave the Transfer Notice shall be free during the period of 120 calendar days following the expiration of such time for exercise to offer, sell, or transfer the number of shares of Parent Common Stock specified in such Transfer Notice at the price specified therein or at any price in excess thereof, upon the terms and conditions specified therein. The Stockholder may not offer, sell or transfer shares of Parent Common Stock at a price less than the price specified in such Transfer Notice without again following the procedures set forth above.

    7. CERTAIN PUBLIC STATEMENTS. Each Stockholder hereby agrees, at all times when the provisions of Section 3 are effective, not to issue or make, or cause to be issued or made, any press release, other statement disseminated generally to the public, investors or Parent's stockholders, or statement to security analysts, with respect to any matter on which the Stockholder has agreed to vote or grant or withhold a written consent pursuant to Section 3 hereof.

    8. BENEFICIAL OWNERSHIP. Upon the request of Parent from time to time, the Stockholder will inform Parent of the aggregate beneficial ownership of Parent Common Stock by the Stockholder. Upon the Closing under the Merger Agreement, other than the signatories hereto, no other person has or shares beneficial ownership of any of the Parent Common Stock held by the Stockholder.

    9. PIGGYBACK REGISTRATION. If at any time Parent proposes to register any of its common stock or preferred stock ("Other Securities") under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form thereto), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities (as defined below) for sale for cash to the public under the Securities Act, it will each such time give prompt written notice to each Stockholder which is the record holder of Registrable Securities (a "Holder") of its intention to do so at least 10 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 5 business days after the receipt of Parent's notice (which request shall specify the number of Registrable Securities intended to be disposed of), Parent shall effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register; provided that:

        (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, Parent shall determine for any reason not to register or to delay registration of such securities, Parent may, at its election, give written notice of such determination to the Holders who requested inclusion and, thereupon, (A) in the case of a determination not to register, Parent shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, Parent shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

        (b) (i) if the registration referred to in the first sentence of this
    Section 9 is to be an underwritten primary registration on behalf of Parent, and the managing underwriter advises Parent in writing (with a copy to the Holders who requested registration) that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration: (1) all securities Parent proposes to sell for its own account ("the Parent Securities") and (2) up to the full number of Registrable Securities in excess of the number and dollar amount of the Parent Securities which, in the good faith opinion of such managing underwriter, can be a sold without materially and adversely affecting such offering of the Parent Securities (and, if less than the full number of such Registrable Securities, allocated pro rata among the Holders of such Registrable Securities on the basis of the number of securities requested to be included therein by each such Holder), and (ii) if the registration referred to in the first sentence of this Section 9 is to be an underwritten secondary registration on behalf of holders of securities (other than Registrable Securities) of Parent (the "Other Holders"), and the managing underwriter advises Parent in writing (with a copy to the Holders who requested registration) that in its good faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration the amount of securities (including Registrable Securities) that such managing underwriter advises, allocated pro rata among the Other Holders and the Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder; and

        (c) Parent shall not be required to affect any registration of Registrable Securities under this Section 9 incidental to the registration of any of its securities in connection with mergers, acquisitions, reincorporation, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

        (d) Any Holder desiring to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorney, indemnities, lock-up letters and other documents reasonably required under the underwriting arrangement.

    For the purposes of this Section 9 and Section 10, Registrable Securities means the shares of Parent Common Stock held by the Stockholders immediately after the Closing under the Merger Agreement, any stock or other securities into which or for which such shares of Parent Common Stock may thereafter be changed, converted or exchanged, and any other securities issued to the Holders of such shares of Parent Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction, provided that any such securities shall cease to be Registrable Securities if (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144, or (iii) such securities are held by a Holder other than a Stockholder and Parent has furnished to such Holder an opinion of counsel, which opinion shall be reasonably satisfactory to such Holder, to the effect that all of such securities are permitted to be distributed by such Holder in one transaction pursuant to Rule 144(k).

    10. DEMAND REGISTRATION. (a) If Parent has not previously given a notice to Holders as provided by Section 9, at any time after the second anniversary of the Closing under the Merger Agreement, upon written notice from a Holder requesting that Parent effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the number of Registrable Securities for which registration is requested and the intended method or methods of disposition of such Registrable Securities, Parent shall have the right, exercisable within

10 days by written notice to such Holder, to purchase all of the Registrable Securities requested to be registered by such Holder at a cash price per share equal to the arithmetic mean of each of the closing sales prices per share of Parent Common Stock on The New York Stock Exchange for each of the 15 consecutive trading days ending on the fifth trading day immediately preceding the date of the written notice from the Holder under this Section 10(a). The closing of such purchase shall take place no later than 15 days after the date of the written notice from Parent under this Section 10(a). If Parent gives written notice under this Section 10(a), the written notice from the Holder under this Section 10(a) shall not be deemed a request for registration for purposes of Section 10(b).

        (b) If Parent does not exercise its right to purchase under
    Section 10(a) above, Parent shall, within 15 days after receipt of the Holder's request, serve written notice (the "Request Notice") of such registration request to all other Holders of Registrable Securities. The Request Notice will state that Parent will include in such registration all Registrable Securities, subject to the limitations of this Section 10(b) and to compliance with the other provisions of this Agreement, as to which Parent receives written requests for inclusion within 15 days after the date of the Request Notice. As promptly as practicable after such 15 day period, Parent shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities to be included for disposition in accordance with the intended method or methods of disposition stated in the Holder's request, provided that:

           (i) if prior to receipt of a registration request pursuant to this
       Section 10(b), Parent had commenced a financing plan through a formal "all hands" meeting with outside advisors, including an underwriter if such financing plan is an underwritten offering, and, in the good-faith judgment of Parent's underwriter, confirmed to Parent in writing (with a copy to the Holders requesting registration), a registration by the requesting Holders at the time and on the terms requested would materially and adversely affect such financing plan of Parent (a "Transaction Blackout"), Parent shall give written notice of such events to the Holders requesting registration and shall not be required to serve the Request Notice and effect a registration pursuant to this
       Section 9(b) until the earliest of (A) Parent's abandonment of such offering, (B) 90 days after the termination of such offering, (C) the termination of any "hold back" period obtained by the underwriter(s) of such offering from any person, including Parent, in connection therewith or (D) 110 days after receipt by the Holder requesting registration of the written notice of Transaction Blackout from Parent;

           (ii) if, at the time of receipt of a registration request or while a registration request is pending pursuant to this Section 10(b), the Company has determined in good faith that (A) the filing of a registration statement would jeopardize or delay a contemplated material transaction other than a financing plan involving Parent or would require the disclosure of material information that Parent has a bona fide business purpose for preserving as confidential, or (B) Parent then is unable to comply with SEC requirements applicable to the requested registration, Parent shall not be required to effect a registration pursuant to this Section 10(b) until the earlier of (1) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or Parent is able to so comply with applicable SEC requirements, as the case may be, and (2) 90 days after Parent makes such good-faith determination, provided that Parent shall not be permitted to delay a requested registration in reliance on this clause (ii) more than once in any 180-day period; and

          (iii) Parent shall be obligated to file only one registration statement pursuant to this Section 10(b) and shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 10(b) if such registration request (including Registrable Securities requested to be included in response to a Request Notice) is for a number of Registrable Securities which have an aggregate market value less than $10 million.

        (c) Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this Section 10 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 10(b)), (A) until the registration statement with respect thereto has become effective under the Securities Act (unless the registration statement fails to become effective because the Holders request that the registration be withdrawn for a reason other than contemplated in clause (B)); (B) if it is withdrawn based upon material adverse information relating to Parent that is different from the information known to the Holder requesting registration at the time of the Holder's request for registration; or (C) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by a Holder whose Registrable Securities are the subject of such registration statement.

        (d) If the Registrable Securities are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by Parent, and the Holders who desire to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorneys, indemnities, lock-up letters and other documents reasonably required under the underwriting arrangement.

    11. OBLIGATIONS OF PARENT. In the case of each offering of Registrable Securities made pursuant to Section 9 or 10 of this Agreement, Parent agrees to
(i) prepare and file with the Securities and Exchange Commission (the "SEC") on one or more registration statements in accordance with Section 9 or 10, as applicable with respect to the shares of Registrable Securities, and shall use commercially reasonable efforts to cause such registration statement to become effective; (ii) except as provided herein, keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or 90 days after the effectiveness of such registration statement; (iii) promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement in order to keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or 90 days after the effectiveness of such registration statement; (iv) furnish to the Holders without charge such number of copies of such registration statement, each amendment and supplement thereto, and any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while Parent shall be required under the provisions hereof to cause the registration statement to remain current; (v) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders shall reasonably request (provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), keep such registration or qualification in effect for as long as such registration statement remains in effect, and do any and all other acts or things which may be necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Parent are then listed, and enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form; (vii) notify the Holders upon the happening of any event as a result of which, or the discovery that, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (viii) so long as the registration statement remains effective, promptly prepare, file and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ix) notify the Holders, promptly after it shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; (x) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and (xi) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the registration statement or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, or the initiation or threatening of any proceeding for that purpose, and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal if such stop order should be issued.

    12. EXPENSES. In the case of each offering of Registrable Securities made pursuant to Section 9 or 10 of this Agreement, Parent agrees to pay the expenses incurred by Parent in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, the fees and disbursements of Parent's counsel and independent accountants and the reasonable fees and disbursements of one counsel to the Holders. The Holders shall be responsible for all commissions and transfer taxes.

    13.  INDEMNIFICATION AND CONTRIBUTION.

        (a) In the case of each offering of Registrable Securities made pursuant to Section 9 or 10 of this Agreement, Parent agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that Parent shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to Parent in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which Parent may otherwise have to each Holder, its officers and directors, underwriters of the Registrable Securities or any controlling person of the foregoing; provided that, as to any underwriter or person controlling any underwriter, this indemnity does not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to the giving or sending of such written confirmation.

        (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless Parent, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to Parent by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto. The foregoing indemnity is in addition to any liability which such Holder may otherwise have to Parent, or any of its directors, officers or controlling persons; provided, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to giving or mailing of such written confirmation; and provided, further, that in no event shall any such Holder be liable for any amount in excess of the net proceeds received from the sale of the Registrable Securities by such Holder in the subject offering.

        (c) Each party indemnified under paragraph (a) or (b) of this
    Section 13 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 13, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or (ii) a conflict may exist between such indemnified party and such indemnifying party, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

        (d) If the indemnification provided for in this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Parent. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    14. STOCKHOLDERS' AGENT. Stockholders (other than DSA) hereby irrevocably appoint Nader Khoshniyati as his, her or its agent and as the agent for purposes of all matters relating to this Agreement, the Merger Agreement and the Escrow Agreement (the "Stockholders' Agent"), and Nader Khoshniyati hereby accepts his appointment as the Stockholders' Agent. Parent shall be entitled to deal exclusively with the Stockholders' Agent on all matters relating to this Agreement and the Escrow Agreement, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of Stockholders by the Stockholders' Agent, and on any other action taken or purported to be taken on behalf of Stockholders by the Stockholders' Agent, as fully binding upon Stockholders. If the Stockholders' Agent shall die, become disabled or otherwise be unable to fulfill his responsibilities as agent of the Stockholders, then the former stockholders of Company holding a majority of the shares of Parent Common Stock issued pursuant to the Merger and the Stock Purchase shall, within ten days after such death or disability, appoint a successor agent and, promptly thereafter, shall notify Parent of the identity of such successor. Any such successor shall become the "Stockholders' Agent" in accordance with this Section 14. The Stockholders' Agent shall be reimbursed by the Stockholders for his reasonable out-of-pocket expenses incurred in connection with serving as the Stockholders' Agent under this Agreement and the Escrow Agreement. Stockholders' Agent shall not be liable for any act done or omitted hereunder as Stockholders' Agent while acting in good faith and in the exercise of reasonable judgment. The Stockholders shall severally indemnify Stockholders' Agent and hold Stockholders' Agent harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of Stockholders' Agent and arising out of or in connection with the acceptance or administration of Stockholders' Agent's duties hereunder and under the Escrow Agreement, including the reasonable fees and expenses of any legal counsel retained by Stockholders' Agent.

    15.  MISCELLANEOUS.

        (a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

        (c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        (d) NO INCONSISTENT AGREEMENTS. With respect to the provisions of Sections 9 through 13 of this Agreement, Parent has not entered into, nor will Parent enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

        (e) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given on the date of delivery if delivered personally or by a commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or such other address or telecopy numbers for a party as shall be specified by like notice):


If to Parent:              MSC.Software Corporation
                           815 Colorado Boulevard
                           Los Angeles, California 90041-1777
                           Attention: President
                           Facsimile: (323) 259-3838

                           With a copy (not constituting notice) to:

                           O'Melveny & Myers LLP
                           400 S. Hope Street
                           Los Angeles, California 90071
                           Attention: Richard Boehmer, Esq.
                           Facsimile: (213) 430-6407

If to Stockholder:         Nader Khoshniyati
                           5 Vista Court
                           Laguna Niguel, California 92677

                           With a copy (not constituting notice) to:

                           Stradling Yocca Carlson & Rauth
                           660 Newport Center Drive, Suite 1600
                           Newport Beach, California 92660
                           Attention: Nick E. Yocca, Esq.

        (f) GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, without reference to rules of conflicts of law.

        (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

        (h) EFFECT OF HEADINGS. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

        (i) TERMS. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Merger Agreement.

        (j) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

           [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


                        MSC.SOFTWARE CORPORATION                  STOCKHOLDERS

By:                                                               ------------------------------------
                          --------------------------------------    Nader Khoshniyati
                          Signature

Name:                                                             ------------------------------------
                          --------------------------------------    Abbas Khoshniyati

Title:
                          --------------------------------------

                                                                  ------------------------------------
                                                                    Abdollah Khoshniyati

                                                                  ------------------------------------
                                                                    Reza Khoshniyati

                                                                  ------------------------------------
                                                                    Ali Heydari Saeed

                                                                  ------------------------------------
                                                                    Amir Khoshniyati

                                                                  ------------------------------------
                                                                    Arya Khoshniyati

                                                                  ------------------------------------
                                                                    Shirley Khoshniyati

                                                                  Dassault Systemes of America Corp.

                                                                  By: -----------------------------------
                                                                  Name: --------------------------------
                                                                  Title:
                                                                    ----------------------------------

                   [Signature page to Stockholders Agreement]

                                   EXHIBIT B
                            FORM OF ESCROW AGREEMENT

    THIS ESCROW AGREEMENT (this "Agreement") is entered into as of             ,
2001, by and between MSC.Software Corporation, a Delaware corporation ("Parent"), Nader Khoshniyati (the "Stockholders' Agent"), as agent for the former stockholders of Advanced Enterprise Solutions, Inc., a Delaware
corporation ("Company"), and             , a             , as Escrow Agent (the
"Escrow Agent").

                              W I T N E S S E T H

    WHEREAS, Parent, AES Acquisition Corp. and Company have entered into an Agreement and Plan of Merger, dated as of May 2, 2001 (the "Merger Agreement"), pursuant to which Company will be merged with and into AES Acquisition Corp. and all the capital stock of Company will be converted into cash, promissory notes and Common Stock, $0.01 par value per share, of Parent (the "Parent Common Stock"); and

    WHEREAS, the Merger Agreement requires that   [insert number of shares
calculated in accordance with Section 1.6(c)(i) of the Merger Agreement] shares of Parent Common Stock issuable pursuant to the Merger Agreement be deposited in escrow at the Closing (as defined in the Merger Agreement) (such shares of Parent Common Stock being referred to as the "Indemnification Shares");

    WHEREAS, the Merger Agreement requires that 250,000 additional shares of Parent Common Stock issuable pursuant to the Merger Agreement be deposited in escrow at the Closing (such shares of Parent Common Stock being referred to as the "Note Shares" and collectively with the Indemnification Shares, the "Shares"); and

    WHEREAS, Parent desires that the Escrow Agent hold in escrow the Shares in accordance with the terms and conditions hereinafter set forth, and the Escrow Agent has agreed to act as Escrow Agent hereunder, in accordance with the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be bound legally, agree as follows:

    Section 1. APPOINTMENT OF ESCROW AGENT. Parent hereby appoints and designates the Escrow Agent, and the Escrow Agent hereby agrees, to receive the Shares and to hold and deliver the Shares as set forth herein.

    Section 2.  ESCROW DEPOSIT.

        2.1 DEPOSIT. There is hereby established a separate escrow account with the Escrow Agent in which Parent, simultaneously with the execution of this Escrow Agreement, is depositing with the Escrow Agent the Shares, to be held and disbursed by the Escrow Agent as hereinafter set forth.

        2.2 RECEIPT. The Escrow Agent hereby acknowledges receipt of and accepts the Shares in escrow and agrees to hold and keep same in accordance with the terms and conditions hereof and for the uses and purposes stated herein.

        2.3 ESCROW PERIODS. (a) The Escrow with respect to the Indemnification Shares shall be in existence immediately following the Effective Time, as defined in the Merger Agreement, and shall terminate at 5:00 p.m. (Pacific
    Time) on June 30, 2003 (the "Indemnification Escrow Period"); provided, however, that the Escrow Period shall not terminate with respect to any portion of the Indemnification Shares, which in the reasonable judgment of Parent is necessary to satisfy any then pending and unsatisfied claims specified in any Officer's Certificate (as defined below) delivered to the Escrow Agent and Stockholders' Agent prior to the termination of the Indemnification Escrow

    Period with respect to facts and circumstances existing prior to the termination of such Indemnification Escrow Period. As soon as all such claims have been resolved and the Escrow Agent has received notice thereof from Parent, the Escrow Agent shall deliver to the persons listed on Annex I to this Agreement (the "Company Stockholders") that number of Indemnification Shares determined by multiplying the total number of Indemnification Shares then held by Escrow Agent by the percentage relating to Shares set forth next to the name of each Company Stockholder on Annex I.

           (b) The Escrow with respect to the Note Shares shall be in existence immediately following the Effective Time and shall terminate at 5:00 p.m. (Pacific Time) on January 15, 2004 (the "Note Escrow Period"). Immediately after the termination of the Note Escrow Period, the Escrow Agent shall deliver to the Company Stockholders that number of Note Shares determined by multiplying the total number of Note Shares then held by the Escrow Agent by the percentage relating to Shares set forth next to the name of each Company Stockholder on Annex I.

        2.4 OWNERSHIP. The Company Stockholders shall have all indicia of ownership of the Shares while they are held in the escrow account, including, without limitation, the right to vote the Shares (subject to Section 4.1 hereof) and the obligations to pay all taxes, assessments, and charges with respect thereto, but excluding the right to sell, transfer, pledge or hypothecate or otherwise dispose of any Shares; provided, that any distribution on or with respect to the Shares and any other shares or securities into which such Shares may be changed or for which they may be exchanged pursuant to corporate action of Parent affecting holders of Parent Common Stock generally shall be delivered to and held by Escrow Agent in the escrow account and shall be subject to the provisions herein. Except as contemplated hereunder, no Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, other than by will or by the laws of descent or distribution in the event of the death of a Company Stockholder, by a Company Stockholder or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of such Company Stockholder. Parent shall treat the Shares as outstanding for accounting purposes. In addition, within seven (7) days after the Closing, Parent and the Company Stockholders shall provide Escrow Agent with executed W-9 forms for tax reporting purposes.

        2.5 DISTRIBUTIONS. Any cash dividends, dividends payable in securities or other distributions of any kind (but excluding any shares of Parent Common Stock received upon a stock split or stock dividend) shall be promptly distributed by the Escrow Agent to, and for tax reporting purposes shall be allocable to, the beneficial holder of the Shares to which such distribution relates. Any shares of Parent Common Stock received by the Escrow Agent upon a stock split or stock dividend made in respect to the Shares shall be added to the escrow account and become a part thereof.

    Section 3. PROCEDURES FOR DISBURSEMENT. The Escrow Agent shall hold the Shares for the exclusive benefit of Parent and the Company Stockholders, as provided in this Escrow Agreement, and shall disburse the Shares only in accordance with the following terms and conditions:

        (a) Upon receipt by the Escrow Agent at any time on or before the last day of the Indemnification Escrow Period of an Officer's Certificate from Parent, the Escrow Agent shall, subject to the provision of Section 3(b) hereof, deliver to Parent the Indemnification Shares having the value specified in the Officer's Certificate. "Officer's Certificate" shall mean a certificate signed by any officer of Parent: (A) stating that Parent has incurred "Damages," as defined in the Stockholders Agreement attached to the Merger Agreement, for which it is entitled to indemnity (hereinafter individually, a "Loss" and collectively, "Losses"), (B) specifying in reasonable detail the individual items of Losses included in the amount so stated, and (C) the number of

    Indemnification Shares to be delivered to Parent (based on the closing price of a share of Parent Common Stock on the trading day immediately preceding the date of submission of the Officer's Certificate, as reported on The New York Stock Exchange).

        (b) At the time of delivery of any Officer's Certificate to the Escrow Agent, a duplicate copy of such certificate shall be delivered to the Stockholders' Agent and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery to Parent of any portion of the Indemnification Shares. After the expiration of such thirty (30) day period, unless Parent has notified the Escrow Agent in writing that the Stockholders have paid the Losses in cash, the Escrow Agent shall make delivery of the Indemnification Shares requested by Parent in its Officer's Certificate; provided, however, that no such delivery may be made if the Stockholders' Agent shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall contain specific bases upon which such objection is being made and shall have been delivered to the Escrow Agent and Parent prior to the expiration of such thirty (30) day period. If the Stockholders' Agent only objects in part to the claim made in the Officer's Certificate, any Losses not objected to will be paid by the Escrow Agent to Parent.

        (c) Upon receipt by the Escrow Agent at any time on or before the last day of the Note Escrow Period of a Note Certificate (as defined below) from Parent, the Escrow Agent shall deliver the Note Shares having the value specified in the Note Certificate. "Note Certificate" shall mean a certificate signed by any officer of Parent: (A) stating that that certain Promissory Note of Tyra Technologies, Inc., dated June 22, 1999, issued to Dassault Systemes, as amended by a letter agreement dated December 16, 1999 had not been paid in full prior to its stated maturity; (B) specifying the amount of such Promissory Note outstanding at its stated maturity (the "Outstanding Amount") and (C) the number of Note Shares to be delivered to Parent, which shall be equal to the Outstanding Amount divided by the closing price of a share of Parent Common Stock on the trading day immediately preceding the date of submission of the Note Certificate, as reported on The New York Stock Exchange.

        (d) If by the termination of the Escrow Period, the Escrow Agent has not received any written instructions or other documents specified in Section 3 directing the release of the Shares, the Escrow Agent shall deliver the Shares to the Company Stockholders, whereupon the Escrow Agent shall be relieved of any further obligation pursuant hereto.

        (e) Upon disbursement of the Shares in accordance with this Section 3, regardless of whether prior to the expiration of the Escrow Period, the Escrow Agent shall be discharged from all obligations under this Escrow Agreement and shall have no further duties or responsibilities in connection herewith.

    Section 4.  ESCROW AGENT.

        4.1 DUTIES. The Escrow Agent undertakes only to accept, hold and disburse the Shares in accordance with the provisions of this Escrow Agreement. The Escrow Agent shall not be under any duty to give the Shares any greater degree of care than it gives its own similar property. With respect to any matter on which the holders of Parent Common Stock are entitled to vote, the Escrow Agent shall vote the Shares that it is entitled to vote as directed in writing by Stockholders' Agent.

        4.2 FEES AND EXPENSES. Parent shall pay all of the Escrow Agent's standard charges for professional services and its other charges in connection with the Escrow Agent's service under this Agreement.

        4.3 INDEMNIFICATION. Except with respect to claims based upon gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, Parent shall indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) from and against any and all costs, losses, claims, damages, liabilities and expenses (including reasonable costs of investigation, court costs and attorney's fees and related other charges) which may be imposed upon or incurred by the Escrow Agent in connection with its service as Escrow Agent hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof.

        4.4 AMBIGUITY OR DISPUTE. If the Escrow Agent is uncertain as to its duties and rights hereunder, or if any objections are received with respect to actions proposed to be taken by the Escrow Agent under Section 3, or in the event of any other dispute between or conflicting claims by or among Parent or any Company Stockholders with respect to the Shares, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with any demands, claims or instructions and to refrain from taking any action other than to keep all property held by it in escrow until the Escrow Agent is directed otherwise in joint written instructions signed by Parent and the Stockholders' Agent or by a final, nonappealable judgment by a court of competent jurisdiction, and the Escrow Agent is authorized to deposit the Shares with, or commence an interpleader action in, any court of competent jurisdiction, whereupon the Escrow Agent shall be relieved of any further obligation pursuant hereto. The Escrow Agent shall not be or become liable in any way for actions taken in accordance with this Section 4.4.

        4.5 RESIGNATION. The Escrow Agent reserves the right to resign as Escrow Agent at any time, provided ten day's prior written notice is given to the other parties hereto. Parent reserves the right to remove the Escrow Agent by written notice at any time, provided that such notice is given to the Escrow Agent at least ten days prior to the effectiveness of such removal.

    Section 5.  LIABILITIES OF ESCROW AGENT.

        5.1  LIMITATIONS ON ESCROW AGENT'S RESPONSIBILITY AND LIABILITY.

           5.1(a) The Escrow Agent does not have any interest in the Shares but is serving as escrow holder only, having only possession thereof. The Escrow Agent makes no representation as to the validity, value, genuineness or sufficiency of the Shares.

           5.1(b) The Escrow Agent shall be under no duty to accept instructions from any person other than Parent or the Stockholders' Agent, and shall only accept such instructions to the extent and in the manner provided in this Escrow Agreement.

           5.1(c) The Escrow Agent shall be permitted to consult with counsel of its choice and shall not be liable for any action taken, suffered, or omitted by it in good faith in accordance with the advice of such counsel.

           5.1(d) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, Parent shall indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) as provided in Section 4.3.

           5.1(e) The Escrow Agent shall not be liable for loss or damage resulting from any good faith act or forbearance of the Escrow Agent, any default, error, action or omission of any party other than the Escrow Agent, any delay that is not caused by the Escrow Agent, the Escrow Agent's assertion or failure to assert any cause of action or defense in any judicial or administrative proceeding, or any loss or damage that arises after the Shares has been disbursed in accordance with the terms of this Escrow Agreement.

        5.2 RELIANCE. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine, and may assume that any person purporting to give notice or receipt or advice or to make any statement or to execute any document in connection with the provisions hereof has been duly authorized to do so.

        5.3 NO IMPLIED DUTIES; COLLATERAL AGREEMENTS. The Escrow Agent shall not be obligated to perform any duties that are not expressly set forth in this Escrow Agreement, and no implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent.

    Section 6. TERMINATION. This Escrow Agreement shall be terminated on the earlier of (i) the disbursement by the Escrow Agent of the Shares, or (ii) the termination of the Escrow Period, except as provided in Section 2.3 above. This Escrow Agreement shall not be otherwise terminated. The rights of the Escrow Agent and the obligations of Parent under Sections 4.2 and 4.3 shall survive notwithstanding termination of this Agreement or the resignation of the Escrow Agent.

    Section 7.  OTHER PROVISIONS.

        7.1 NOTICES. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be deemed given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):


To Parent:                               MSC.Software Corporation
                                         815 Colorado Boulevard
                                         Los Angeles, California 90041-1777
                                         Attention: President
                                         Facsimile: (323) 259-3838

                                         With a copy (which shall not constitute
                                         notice) to:

                                         O'Melveny & Myers LLP
                                         400 S. Hope Street
                                         Los Angeles, California 90071
                                         Attention: Richard Boehmer, Esq.
                                         Facsimile: (213) 430-6407

To the Escrow Agent:                     --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         --------------------------------------
                                         Attention: ----------------------------
                                         Facsimile: ----------------------------

To the Stockholders' Agent:              [To Come]

                                         With a copy (which shall not constitute
                                         notice) to:

                                         Straddling Yocca Carlson & Rauth
                                         660 Newport Center Drive, Suite 1600
                                         Newport Beach, California 92660
                                         Attention: Nick E. Yocca, Esq.
                                         Facsimile: (949) 725-4100

        7.2 BENEFIT AND ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and the Company Stockholders or their respective successors and assigns as permitted hereunder. No party to this Agreement may assign this Agreement or any rights hereunder without the prior written consent of the other parties hereto.

        7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains all the terms agreed upon by the parties with respect to the escrow arrangement that is the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. This Agreement may be amended only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

        7.4 ADDITIONAL ACTIONS AND DOCUMENTS. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to use best efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

        7.5 HEADINGS. The headings of the sections and subsections of this Agreement are for purposes of reference only and do not evidence the intentions of the parties.

        7.6 SEVERABILITY. In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Agreement is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable, and all other provisions and requirements of this Agreement shall remain in full force and effect.

        7.7 GOVERNING LAW. This Agreement shall be governed by, and construed according to, the laws of California (without regard to the choice of law provisions thereof).

        7.8 COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

                                                       MSC.SOFTWARE CORPORATION

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       [            ],
                                                       AS ESCROW AGENT

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:            Authorized Officer

                                                       [            ],
                                                       AS STOCKHOLDERS' AGENT

                                    ANNEX I
                              COMPANY STOCKHOLDERS

NAME                                                      ADDRESS                   PERCENTAGE
----                                      ----------------------------------------  ----------
Nader Khoshniyati.......................                                              31.089%

Abbas Khoshniyati.......................                                              30.415%

Reza Khoshniyati........................                                               8.754%

Ali Heydari Saeed.......................                                               2.020%

Amir Khoshniyati........................                                               1.459%

Arya Khoshniyati........................                                               1.459%

Shirley Khoshniyati.....................                                               1.347%

Abdollah Khoshniyati....................                                              23.457%

                                   EXHIBIT C

                         FORM OF CERTIFICATE OF MERGER

                             CERTIFICATE OF MERGER
                                       OF
                      ADVANCED ENTERPRISE SOLUTIONS, INC.
                                      INTO
                             AES ACQUISITION CORP.

    The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

NAME                                                        STATE OF INCORPORATION
----                                                        ----------------------
AES Acquisition Corp......................................         Delaware
Advanced Enterprise Solutions, Inc........................         Delaware

    SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporations Law of the State of Delaware.

    THIRD: That the name of the surviving corporation of the merger is Advanced Enterprise Solutions, Inc.

    FOURTH: That the Certificate of Incorporation of Advanced Enterprise Solutions, Inc., a Delaware corporation, the surviving corporation, shall, upon consummation of the merger, be amended and restated in its entirety as set forth on Appendix A attached to this Certificate of Merger.

    FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 815 Colorado Boulevard, Los Angeles, California 90041-1777.

    SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of either of the constituent corporations.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, Advanced Enterprise Solutions, Inc. has caused this Certificate of Merger to be executed by its duly authorized officer this
      day of             , 2001.

                                                       ADVANCED ENTERPRISE SOLUTIONS, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                  EXHIBIT D-1

                  LIST OF STOCKHOLDERS EXECUTING NON-COMPETES

1.  Nader Khoshniyati

2.  Abbas Khoshniyati

                                  EXHIBIT D-2

                         FORM OF NON-COMPETE AGREEMENT

    THIS NON-COMPETE AGREEMENT (this "Agreement") is made and entered into as of
            , 2001, among Advanced Enterprise Solutions, Inc., a Delaware corporation ("Company"), MSC.Software Corporation ("Parent"), a Delaware corporation and holder of all of the issued and outstanding shares of Company, and the undersigned ("Stockholder"). Reference is made to that certain Agreement and Plan of Merger, dated as of May 2, 2001 (the "Merger Agreement"), by and among Parent, Company and AES Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), which provides for
(a) Company to be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the "Surviving Corporation"); and (b) all of the outstanding capital stock of Company to be converted into cash and shares of Parent's capital stock. Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

                              W I T N E S S E T H

    WHEREAS, on the date hereof, as a result of the consummation of the transactions described in the Merger Agreement, Parent owns all of the issued and outstanding shares of capital stock of Surviving Corporation;

    WHEREAS, Parent and Surviving Corporation are engaged in, among other things, the business of information technology and related services (the "Business");

    WHEREAS, Stockholder has considerable experience and knowledge with respect to the operation of the Business and knows or has access to confidential information and/or trade secrets associated with the operation of the Business that are competitively valuable;

    WHEREAS, if Parent and Surviving Corporation are to receive the full value of the transactions consummated pursuant to the Merger Agreement, Parent and Surviving Corporation must have full and enforceable assurances from Stockholder that Stockholder will preserve and protect, and will not use, the aforementioned confidential information and trade secrets. Without such assurances, Parent and Company would not have agreed to the transactions described in the Merger Agreement; and

    WHEREAS, if Parent and Surviving Corporation are to receive the full value of the transactions consummated pursuant to the Merger Agreement, they must have the agreement of Stockholder that, following the Closing, Stockholder will not compete with the Business of Parent and Surviving Corporation. Without such an agreement, Parent and Company would not have agreed to the transactions described in the Merger Agreement.

    NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Section 1. NON-COMPETITION. In view of the fact that any activity of Stockholder in violation of the terms hereof would deprive Parent, Surviving Corporation and their affiliates (as defined below) of the benefit of the bargain under the Merger Agreement, as a material inducement to and a condition precedent of Parent's obligations thereunder, and to preserve the goodwill associated with Surviving Corporation's business, Stockholder hereby agrees to the following restrictions on his activities:

    Stockholder hereby agrees that during the period commencing on the date hereof and ending on the later of (i) eighteen (18) months after termination of employment of Stockholder with Parent and the Surviving Corporation, and
(ii) five (5) years after the date hereof, Stockholder will not, without the express written consent of Parent, directly or indirectly, anywhere in the United States, engage in any activity which is, or participate or invest in, provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity), any business, organization or person (as defined below) other than Parent or Surviving Corporation (or any affiliate of Parent or Surviving Corporation), whose business, activities, products or services are competitive with the Business conducted by Parent or Company (or any affiliate of Parent or Company) as of the date hereof. Without implied limitation, the foregoing covenant shall include soliciting, for or on behalf of Stockholder or any such competitor, any client of Surviving Corporation, and diverting to any person any client or business opportunity of Surviving Corporation. The parties intend that the covenant contained in the preceding portion of this paragraph shall be construed as a series of separate covenants, one for each of the separate geographical areas to which this Agreement applies. Except for the geographic coverage, the terms of each such covenant shall be deemed identical to the terms of the covenant described above.

    Stockholder hereby agrees that during the period commencing on the date hereof and ending on the relevant date specified in clause (i) or (ii) of the preceding paragraph, Stockholder will not, without the express written consent of Parent, directly or indirectly, anywhere in the United States, solicit for employment, for or on behalf of Stockholder or any such competitor, any officer or employee of Surviving Corporation, or encourage, for or on behalf of Stockholder or any such competitor, any such officer or employee to terminate his or her relationship or employment with Surviving Corporation.

    Notwithstanding anything herein to the contrary, Stockholder may make passive investments in any enterprise, the shares of which are publicly traded, if such investment constitutes less than five (5) percent of the equity of such enterprise. As of the date of this Agreement, Stockholder has no business interests in or relating to the Business whatsoever other than his interest in Company, and interests in public companies of less than five (5) percent.

    For purposes of this Agreement, the term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, and any reference to an "affiliate" of a person shall be deemed to include any person controlling, controlled by or under common control with such person.

    Section 2. SCOPE OF AGREEMENT. The parties acknowledge that the time, scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated commercial parties and agree that
(a) all such provisions are reasonable under the circumstances of the transactions contemplated by the Merger Agreement, (b) all such provisions are given as an integral and essential part of the transactions contemplated by the Merger Agreement, and (c) but for the covenants of Stockholder contained in this Agreement, the other parties hereto would not have entered into or consummated the transactions contemplated by the Merger Agreement. Stockholder has independently consulted with Stockholder's counsel and has been advised in all respects concerning the reasonableness and propriety of the covenants contained herein, with specific regard to the Business to be conducted by Parent, Surviving Corporation and their affiliates.

    Section 3. CERTAIN REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Agreement by Stockholder will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy they may have, Parent and Surviving Corporation shall be entitled to enforce the specific performance of this Agreement by Stockholder through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. Except as set forth in Section 7 hereof, the existence of any claim or cause of action which Stockholder may have against Parent, Surviving Corporation or any of their affiliates shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement.

    Section 4. JURISDICTION. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of California to construe and enforce the covenants contained in this Agreement. In the event that the courts of any state shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination shall not bar or in any way affect the right of Parent, Surviving Corporation or any of their affiliates to the relief provided for herein in the courts of any other state within the geographic scope of such covenants, as to breaches of such covenants in such other respective states, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

    Section 5. NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or such other address or telecopy numbers for a party as shall be specified by like notice):

To Parent or         MSC.Software Corporation
Surviving            815 Colorado Boulevard
Corporation:         Los Angeles, California 90041-1777
                     Attention: President
                     Facsimile: (323) 259-3838

                     with a copy (not constituting notice) to:

                     O'Melveny & Myers LLP
                     400 South Hope Street
                     Los Angeles, California 90071
                     Attention: Richard Boehmer, Esq.
                     Facsimile: (213) 430-6407

To Stockholder:      [To Come]

                     with a copy (not constituting notice) to:

                     [To Come]


    Section 6. MISCELLANEOUS. This Agreement shall be governed by and construed under the laws of the State of California, and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the parties hereto. The prevailing party in any controversy hereunder shall be entitled to reasonable attorneys' fees and expenses. The failure of any of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder. This Agreement shall inure to the benefit of, and be binding upon, successors of Parent and Company by way of merger, consolidation or transfer of substantially all the assets of Parent or Company as applicable, and may not be assigned by Stockholder. This Agreement supersedes all prior understandings and agreements between the parties relating to the subject matter hereof.

    Section 7. TERMINATION. Notwithstanding anything to the contrary herein, this Agreement shall terminate if that certain Promissory Note, dated
            , 2001, from Parent, as Maker, to Stockholder, as Payee, is not paid in full within 15 days after such Promissory Note is due and payable either at stated maturity or upon acceleration.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                       ADVANCED ENTERPRISE SOLUTIONS, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       MSC.SOFTWARE CORPORATION

                                                       By:
                                                            -----------------------------------------
                                                            Name:
                                                            Title:

                                                       STOCKHOLDER

                                                       ---------------------------------------------

                   [Signature page to Non-Compete Agreement]

                                   EXHIBIT E
                      FORM OF SUBORDINATED PROMISSORY NOTE

    THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR AN AVAILABLE EXEMPTION THEREFROM.

$                                                        Los Angeles, California

                                                                          , 2001

    FOR VALUE RECEIVED, MSC.Software Corporation, a Delaware corporation ("Maker"), unconditionally promises to pay to the order of
("Payee"), the principal amount of             dollars ($            ), with
interest on the unpaid principal amount from the date hereof until principal is paid in full at a rate of seven percent (7%) per annum. Principal hereof shall
be payable on             , 2003. Interest shall be payable in arrears on
            and             of each year, commencing             , 2001.

    1.  PAYMENT.  Principal and interest on this note are payable in lawful
money of the United States at             , or such other place as Payee shall
have designated in writing for such purpose at least five business days in advance of the applicable payment date.

    If any payment of principal or interest on this note shall become due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in The City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, and any such extended time of the payment of principal shall be included in computing interest at the rate this note bears prior to maturity in connection with such payment.

    2. PREPAYMENT. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty in lawful money of the United States. If Maker elects to prepay this note, or any portion hereof, it shall give notice of such prepayment in writing not less than ten (10) nor more than thirty (30) days prior to the date fixed for such prepayment, which notice shall specify: (i) the date fixed for prepayment; and (ii) the amount of such prepayment. Prepayments shall include payment in cash of all accrued interest on the amount so prepaid.

    Upon receipt of any payment or prepayment of interest or principal, Payee shall make a notation on this note of the payment received and provide Maker with evidence acceptable to Maker that the payment has been received by Payee and so noted. Upon payment in full, this note shall be surrendered to Maker for cancellation.

    3. SUBORDINATION. This note and the enforcement thereof is subordinated in right of payment and liquidation to any and all commercial bank term loans and secured lines of credit of Maker currently existing or hereafter incurred (including any refinancing or renewals thereof) and all liabilities and obligations thereunder (the "Senior Indebtedness").

    Upon any distribution to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (i) holders of the Senior Indebtedness shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment of the Senior Indebtedness before Payee shall be entitled to receive any payment of principal of or interest on this note; and (ii) until the Senior Indebtedness is paid in full in cash, any distribution to which Payee would be entitled but for this Section 3 shall be made to the holders of the Senior Indebtedness as their interests may appear, except that Payee may receive securities that are subordinated to the Senior Indebtedness to at least the same extent as this note.

    Maker may not pay principal of or interest on this note and may not acquire this note if any Senior Indebtedness is not paid when due or any other default on the Senior Indebtedness occurs and continues for any period of time and after any notice, the passage and giving of which is necessary to permit holders of the Senior Indebtedness to accelerate its maturity. Maker may resume payments on this note when the default is cured or waived.

    If a distribution is made to Payee that because of this Section 3 should not have been made to Payee, Payee shall hold it in trust for holders of the Senior Indebtedness and pay it over to them as their interests may appear.

    4. INCURRENCE OF INDEBTEDNESS. Maker agrees that until the repayment in full of this note, Maker will not, without the prior written consent of Nader Khoshniyati (which consent will not be unreasonably withheld), incur any obligation for borrowed money, other than Senior Indebtedness, with a stated maturity date prior to the stated maturity date of this note.

    5. AUTHORITY. Maker has the corporate power and authority to execute and deliver this note, and to carry out its obligations hereunder, and no other corporate proceedings on the part of Maker is necessary to authorize such execution, delivery or performance. This note has been duly and validly executed and delivered by Maker and constitutes a legal and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

    6. DEFAULT. Maker shall be in default hereunder upon the occurrence of any one of the following events:

    (a) default in the payment of interest on this note to Payee when due, which default shall continue and remain unremedied for at least five days;

    (b) default in the payment of principal on this note to Payee when due, whether at maturity or otherwise;

    (c) a court having jurisdiction shall have entered a decree or order granting relief in respect of Maker in any involuntary proceeding under any applicable bankruptcy, insolvency, conservatorship, receivership, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, trustee, assignee or custodian, or similar official, of Maker or of all or substantially all of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in full force and unstayed for a period of 60 days; or

    (d) Maker shall institute proceedings for relief under any applicable bankruptcy, insolvency, conservatorship, receivership, reorganization or any other similar law now or hereafter in effect, or shall consent to the institution of any such proceeding against it, or shall consent to the appointment of a receiver, liquidator, trustee, assignee or custodian, or similar official, of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors.

Whenever Maker shall be in default as aforesaid, Payee, at its option, may declare the entire unpaid principal balance hereof together with all accrued and unpaid interest thereon immediately due and payable. Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, paid or incurred by Payee in enforcing any rights of Payee.

    7.  MISCELLANEOUS.

        (a) All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered as follows: if to Maker, at its address specified opposite its signature below; and if to Payee, at
                ; or in each case at such other address as shall be designated by Payee or Maker. All such notices and communications shall, when mailed or telecopied or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, as the case may be, or sent by telecopier.

        (b) No failure or delay on the part of Payee to exercise any right, power or privilege under this note and no course of dealing between Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

        (c) If any provision in or obligation under this note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        (d) THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF MAKER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        (e) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST MAKER ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS NOTE MAKER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS NOTE.

    THIS NOTE (OR ANY INTEREST IN THIS NOTE) SHALL NOT BE (1) TRANSFERRED BY PAYEE WITHOUT THE PRIOR WRITTEN CONSENT OF MAKER, WHICH CONSENT MAY BE WITHHELD BY MAKER FOR ANY REASON OR (2) PLEDGED BY PAYEE WITHOUT THE PRIOR WRITTEN CONSENT OF MAKER, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD.

    IN WITNESS WHEREOF, Maker has caused this note to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                                                       MSC.SOFTWARE CORPORATION

                                                       By:
                                                                 -------------------------------------
                                                       Title:
                                                                 -------------------------------------

                                                       Address:

                                   EXHIBIT F
                           DOCUMENT OF UNDERSTANDING

    MSC.Software Corporation ("MSC"), AES Acquisition Corp. and Advanced Enterprise Solutions, Inc. ("AES") entering into an Agreement and Plan of Merger, dated May 2, 2001 (the "Merger Agreement"), pursuant to which AES will be merged with and into AES Acquisition Corp. MSC, Dassault Systemes of America Corp. ("DSA") and Dassault Systemes ("DS") are entering into a Stock Purchase Agreement, dated May 2, 2001, pursuant to which DSA will sell to MSC all the AES capital stock held by DSA. The purpose of this Document of Understanding ("DOU") is to set forth and clarify certain obligations and rights of the parties relating to (1) the marketing and sale of DS products and (2) the payment of the DSA Promissory Note (as defined in the Merger Agreement).

    ASSUMPTION OF IBM BUSINESS PARTNER AGREEMENT

    AES is a party to that certain IBM US Business Partner and Solution Provider/Complementary Marketing Agreement with IBM, as supplemented by two letter agreements dated December 16, 1999 which are attached as EXHIBIT A to this Document of Understanding (together, the "IBM Agreement"). MSC agrees to assume the IBM Agreement at the Effective Time (as defined in the Merger Agreement) and DS agrees to cause IBM to consent to the assumption of the IBM Agreement by MSC, should such consent be necessary. MSC agrees to have an Entity (as defined below) fully dedicated to the sale of the DS products, to which the AES and Tyra Technologies, Inc. business will be transferred, including the IBM Agreement. The "Entity" may be a subsidiary of MSC or a division or business unit of MSC or a subsidiary of MSC, as determined by MSC.

    DS agrees to continue to develop and market, through IBM, the DS products and provide MSC, through IBM, with the necessary licensing rights, authorizations and market support. MSC agrees to keep a staff of 32 quota carrying salespersons and associated application engineers fully assigned to selling DS products and directly related hardware and services.

NON-COMPETE OBLIGATION

    MSC agrees not to sell CAD, CAM or PDM products offerings competitive with those offered by DS.

REPAYMENT OF DSA PROMISSORY NOTE

    The DSA Promissory Note will be repaid through 10% bonus fees granted by IBM to MSC under the IBM Agreement for CATIA P1 sales to so-called Migration Accounts IBM will continue to send payments due to MSC for any bonus fees directly to DSA until the balance of the DSA Promissory Note is paid in full or until its stated maturity, whichever is earlier. Any such payments will be made in the name and for the account of MSC. DSA will provide MSC with detailed quarterly statements reflecting the balance of the DSA Promissory Note and the credited incentives.

    To the extend that a balance remains on the DSA Promissory Note at its stated maturity, MSC will not be required to pay the outstanding balance and the outstanding balance will be forgiven by DSA if the following conditions are met:

        (a) MSC has maintained a staff of 32 quota carrying salespersons as provided under "Assumption of IBM Business Partner Agreement";

        (b) MSC has maintained the Entity as provided above under "Assumption of IBM Business Partner Agreement";

        (c) MSC has sold CATIA products in the proportion of approximately two CATIA P1 sales for each one CATIA P2 sale; and

        (d) MSC has complied with its non-compete obligation as described under "Non-Compete Obligation" above.

    MSC has the right to prepay the DSA Promissory Note in whole at any time or in part from time to time without notice and without premium or penalty. Such repayment will have no effect on any existing incentive bonus program the MSC will benefit from.

    The terms of this DOU shall control the repayment of the DSA Promissory Note, notwithstanding the terms of the DSA Promissory Note.

    THIS DOU SHALL HAVE NO FORCE OR EFFECT UNLESS AND UNTIL THE CONSUMMATION OF THE MERGER UNDER THE MERGER AGREEMENT.

ACCEPTED AND AGREED TO:
Dassault Systemes

By:
                          --------------------------------------

Name:
                          --------------------------------------

Title:
                          --------------------------------------

Date:
                          --------------------------------------

ACCEPTED AND AGREED TO:
Dassault Systemes of America Corp.

By:
                          --------------------------------------

Name:
                          --------------------------------------

Title:
                          --------------------------------------

Date:
                          --------------------------------------

ACCEPTED AND AGREED TO:
MSC.Software Corporation

By:
                          --------------------------------------

Name:
                          --------------------------------------

Title:
                          --------------------------------------

Date:
                          --------------------------------------

ACCEPTED AND AGREED TO:
Advanced Enterprise Solutions, Inc.

By:
                          --------------------------------------

Name:
                          --------------------------------------

Title:
                          --------------------------------------

Date:
                          --------------------------------------

                                   EXHIBIT G
                      FORM OF OPINION OF COUNSEL TO PARENT

    1. Each of Parent and Merger Sub has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

    2. Parent has the corporate power to enter into this Agreement, the Stock Agreement and the Stockholders Agreement and to execute and deliver the Promissory Notes. The execution, delivery and performance of this Agreement, the Stock Agreement, the Stockholders Agreement and the Promissory Notes have been duly authorized by all necessary corporate action on the part of Parent and each of this Agreement, the Stock Agreement, the Stockholders Agreement and the Promissory Notes has been duly executed and delivered by Parent.

    3. Merger Sub has the corporate power to enter into this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporation action on the part of Merger Sub and this Agreement has been duly executed and delivered by Merger Sub.

    4. The Stockholders Agreement constitutes the legally valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; provided, however, that such counsel need express no opinion regarding the provisions of Section 13 of the Stockholders Agreement.

    5. The shares of Parent Common Stock to be issued under this Agreement and the Stock Agreement have been duly authorized by all necessary corporate action on the part of Parent and, upon consummation of the Merger and the surrender of certificates in the manner contemplated by this Agreement and the Stock Agreement, such shares of Parent Common Stock will be validly issued, fully paid and non-assessable.

    6. The Promissory Notes have been duly authorized by all necessary corporate action on the part of Parent and, upon consummation of the Merger and the surrender of certificates in the manner contemplated by this Agreement, will be legally valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                                   EXHIBIT H
                     FORM OF OPINION OF COUNSEL TO COMPANY

    1. Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, with the corporate power to enter into this Agreement.

    2. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Company and this Agreement has been duly executed and delivered by Company.

    3. The authorized, issued and outstanding shares of the capital stock of Company are as set forth in Section 2.2 of this Agreement. All presently issued and outstanding shares of Company Stock has been duly authorized by all necessary corporate action on the part of Company, and are validly issued, fully paid and non-assessable.

    4. Based upon a review of records certified to such counsel as the charter documents of the Company and its corporate minute books, there are, to such counsel's current actual knowledge, no outstanding subscriptions, warrants, options, calls, claims, commitments, convertible securities or other agreement or arrangements under which Company is or may be obligated to issue shares of its capital stock and no preemptive or similar rights to subscribe for, or to purchase capital stock of the Company, except as set forth in Section 2.2 of the Company Schedule.

    5. The outstanding shares of the capital stock of the Subsidiary have been duly authorized by all necessary corporate action on the part of the Subsidiary, are validly issued, fully paid and non-assessable, and are owned of record by Company.

    6. Based upon a review of records certified to such counsel as the charter documents of Subsidiary and the corporate minute books of Subsidiary and Company, there are, to such counsel's current actual knowledge, no outstanding subscriptions, warrants, options, calls, claims, commitments, convertible securities or other agreement or arrangements under which Subsidiary is or may be obligated to issue shares of its capital stock and no preemptive or similar rights to subscribe for or to purchase capital stock of the Subsidiary.

    7. The Stockholders Agreement has been duly executed and delivered by each Stockholder (as defined in the Stockholders Agreement), other than DSA.

    8. The Stockholders Agreement constitutes the legally valid and binding obligation of each Stockholder, other than DSA, enforceable against each such Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; provided, however, that such counsel need express no opinion regarding the provisions of Section 13 of the Stockholders Agreement.

                                   EXHIBIT I
                       FORM OF OPINION OF COUNSEL TO DSA

    1. DSA has been duly incorporated and is validly existing in good standing under the laws of the State of California, with the corporate power to enter into the Stock Agreement and the Stockholders Agreement.

    2. The execution, delivery and performance of each of the Stock Agreement and the Stockholders Agreement have been duly authorized by all necessary corporate action on the part of DSA and each of the Stock Agreement and the Stockholders Agreement has been duly executed and delivered by DSA.

    3. Upon payment for and delivery to Parent of the Subject Shares (as defined in the Stock Agreement) in accordance with the Stock Agreement, assuming Parent is acquiring the Subject Shares without notice of any adverse claim, Parent will acquire the Subject Shares free and clear of any adverse claim as defined in the Uniform Commercial Code.

    4. The Stockholders Agreement constitutes the legally valid and binding obligations of DSA, enforceable against DSA in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; provided, however, that such counsel need express no opinion regarding the provisions of Section 13 of the Stockholders Agreement.

                                   EXHIBIT J
                              FORM OF TERMINATION
                                     OF THE
                        SOFTWARE DISTRIBUTION AGREEMENT
                               DATED JUNE 7, 1999

    THIS AGREEMENT (this "Termination Agreement") is made and entered into as of
        , 2001 by and among Dassault Systemes, a societe anonyme organized and existing under the laws of France ("DSADS") and Tyra Technologies Inc., a California corporation ("Company").

                              W I T N E S S E T H

    WHEREAS, MSC.Software Corporation, a Delaware corporation ("Parent"), AES Acquisition Corp., a Delaware corporation ("Merger Sub") and Advanced Enterprise Solutions, Inc., a Delaware corporation and the parent of Company ("AES") have entered into an Agreement and Plan of Merger, dated as of May 2, 2001 (the "Merger Agreement"), pursuant to which AES will be merged with and into Merger Sub and all the capital stock of AES will be converted into cash, promissory notes and common stock of Parent; and;

    WHEREAS, concurrent with the Merger Agreement, Parent and Dassault Systemes of America Corp., a wholly owned subsidiary of DSADS, entered into a Stock Purchase Agreement and a Stockholders Agreement (the "Stock Agreements") pursuant to which Parent will acquire all the capital stock of AES held by Dassault Systemes of America Corp.; and

    WHEREAS, as an inducement to Parent to enter into the Stock Agreements and in consideration of the execution of the Stock Agreements, DSADS agreed to terminate that certain Software Distribution Agreement, dated as of June 7, 1999, between DSADS and Company, as amended pursuant to a letter agreement dated December 16, 1999 (the "Software Agreement"); and

    WHEREAS, as an inducement to AES to enter into the Merger Agreement and in consideration of the execution of the Merger Agreement, AES agreed in the Merger Agreement to cause Company to terminate the Software Agreement.

    NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and DSADS do hereby agree as follows:

    1. The Software Agreement is hereby terminated and cancelled in its entirety, and is and shall be of no further force, effect or validity, and neither of the parties thereto shall have any liability or obligation of any kind whatsoever to the other party arising out of or in connection with the Software Agreement. The termination will be deemed effective as of June 7, 1999.

    2. This Termination Agreement shall inure to the benefit of and be binding upon and enforceable against the successors and assigns of Company and DSADS.

    3. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

    IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first above written.

                                                      TYRA TECHNOLOGIES, INC.

                                                      ------------------------------------------------
                                                      By:
                                                      Name:
                                                      Title:

                                                      DSA SYSTEMES

                                                      ------------------------------------------------
                                                      By:
                                                      Name:
                                                      Title:

                                   APPENDIX C
                            STOCK PURCHASE AGREEMENT

    This STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of May 2, 2001, among MSC.Software Corporation, a Delaware corporation ("Parent"), and Dassault Systemes of America Corp., a California corporation ("DSA") and, for the purpose of Section 2.4 only, Dassault Systemes, a societe anonyme organized and existing under the laws of France ("DS").

                                    RECITALS

    A. Concurrently herewith, Parent, AES Acquisition Corp., a Delaware corporation, and Advanced Enterprise Solutions, Inc., a Delaware corporation ("Company") are entering into an Agreement and Plan of Merger, pursuant to which Company will be merged with and into AES Acquisition Corp. (the "Merger") and all of the capital stock of Company will be converted into cash, promissory notes and common stock, $0.01 par value per share, of Parent (the "Parent Common Stock").

    B. DSA has requested that in connection with the Merger, Parent separately purchase all of the shares of capital stock of Company held by DSA, which are 209 shares of common stock and any additional or different securities resulting from any stock split, stock dividend, recapitalization or other similar change with respect to the capital stock of Company (the "Subject Shares"), for Parent Common Stock.

    C. Concurrently herewith, (i) DSA and the other stockholders of Company are executing and delivering the Stockholders Agreement in the form attached to the Merger Agreement as Exhibit A (the "Stockholders Agreement") and (ii) Parent, Company and DSA are entering into a Document of Understanding, as referred to in
Section 6.1(e) of the Merger Agreement.

    NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

    1.1 DEFINITIONS. As used in this Agreement, the following definitions shall apply:

        "Agreement" means this Stock Purchase Agreement by and among DSA, Parent and DS, as amended or supplemented from time to time.

        "Closing Date" has the meaning specified in the Merger Agreement.

        "DSA Promissory Note" means the Promissory Note of Tyra
    Technologies, Inc., dated June 22, 1999, as amended by a letter agreement dated December 16, 1999, issued to DSA.

        "Encumbrance" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restriction on transfer generally arising under any applicable federal or state securities law.

        "Transaction Agreement" means the Agreement, dated June 7, 1999, by and among DSA, Tyra Technologies Inc., MicroCad Technologies Inc. and Company, as amended by that certain letter agreement dated December 16, 1999.

        "Subject Shares" has the meaning specified in the Recitals.

SECTION 2. PURCHASE OF STOCK

    2.1 PURCHASE OF STOCK BY PARENT. If all of the conditions to the Closing under the Merger Agreement have been satisfied or waived, on the Closing Date immediately prior to the Closing under the Merger Agreement, DSA shall sell, assign, transfer and convey to Parent all of DSA's right, title and interest in and to, and its ownership of, the Subject Shares in exchange for that number of shares of Parent Common Stock obtained by multiplying (i) ten percent of the result of 100,000,000 less the Net Worth Adjustment (as defined below), if any, by (ii) the DSA Factor (the "Purchase Price"). "Net Worth Adjustment" means the amount by which the stockholders equity of Company (as calculated as provided in Section 1.6(b) of the Merger Agreement) is less than $19,000,000. The "DSA Factor" means the percentage (calculated to five decimal points) determined by dividing the number of Subject Shares by the sum of all outstanding shares of the capital stock of Company immediately prior to the Closing under the Merger Agreement plus all shares of the capital stock of Company then issuable upon the conversion of any convertible securities or the exercise of any options or warrants. Each certificate representing Subject Shares shall be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of Parent and in a form acceptable for transfer on the books of the Company. DSA shall pay any taxes payable with respect to the transfer of the Subject Shares to Parent. The number of shares of Parent Common Stock issuable under this Agreement will be adjusted to reflect fully the effect of any stock split, stock dividend (including any dividend or distribution of stock convertible into Parent stock, whether common stock or preferred stock), reorganization, recapitalization or other similar change with respect to Parent stock after the date hereof and prior to the Closing, but no adjustment will be made for the issuance of Parent Common Stock upon exercise of Company Stock Options (as defined in the Merger Agreement).

    2.2 NO AMENDMENT TO MERGER AGREEMENT. The Merger Agreement shall not be amended, and Company shall not waive any provision or condition of the Merger Agreement, without in each case the prior written consent of DSA.

    2.3 ASSUMPTION OF DSA PROMISSORY NOTE AND TERMINATION OF TRANSACTION AGREEMENT. Effective as of the Closing, Parent hereby agrees to assume the DSA Promissory Note and thereafter to become the "Borrower" under the DSA Promissory Note. DSA and DS confirm, and Parent acknowledges, that the DSA Promissory Note has been transferred by DS to DSA and that DSA is the "Lender" under the DSA Promissory Note. Effective as of the Closing, Parent and DSA hereby agree that
(i) effective as of April 1, 2001, the aggregate principal amount of the DSA Promissory Note is $5,000,000, (ii) interest on the DSA Promissory Note for the period June 30, 1999 to and including March 31, 2001 shall be deemed to have been fully paid, and (iii) the DSA Promissory Note shall bear interest at the rate of 3.20% per annum commencing April 1, 2001. Also, effective as of the Closing, DSA and Parent hereby agree that the Transaction Agreement is terminated.

SECTION 3. REPRESENTATIONS AND WARRANTIES

    3.1 DSA'S REPRESENTATIONS AND WARRANTIES. In order to induce Parent to enter into this transaction, DSA represents and warrants to Parent as follows:

        a. ORGANIZATION OF DSA. DSA is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

        b. AUTHORITY RELATIVE TO AGREEMENT. Neither the execution and delivery by DSA of this Agreement or the Exhibits to the Merger Agreement to which DSA is a party nor consummation of the transactions contemplated hereby or thereby will conflict with or result in a breach of any of the terms, conditions or provisions of DSA's Certificate of Incorporation or bylaws, or violate any statute or regulation, or any judgment, order, injunction, decree or ruling of any court or governmental authority, or result in any breach of any of the terms or provisions of, or result in a default under, or invalidate or give any other party any right of cancellation or termination of any agreement, contract, license or commitment to which DSA is a party or by which DSA is bound and for which a person may have a cause of action against Parent or Company as a result of or in connection with this Agreement or the transactions contemplated thereby. This Agreement has been duly authorized by all necessary corporate action on the part of DSA and is binding on and enforceable against DSA in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

        c. OWNERSHIP OF SUBJECT SHARES. DSA owns the Subject Shares beneficially and of record. All of the Subject Shares are owned free and clear of any Encumbrance. Parent is acquiring good and marketable title to and complete ownership of the Subject Shares, free of any Encumbrance.

    3.2 PARENT'S REPRESENTATIONS AND WARRANTIES. In order to induce DSA to enter into this transaction, Parent represents and warrants to DSA as follows:

        a. ORGANIZATION OF PARENT. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and is in good standing in each jurisdiction where the nature of its business or the character of its properties makes such qualification necessary, and where the failure to so qualify would have a material adverse effect on its assets, operations or financial condition, taken as a whole.

        b. AUTHORITY RELATIVE TO AGREEMENT. Neither the execution and delivery by Parent of this Agreement nor consummation of the transactions contemplated hereby will conflict with or result in a breach of any of the terms, conditions or provisions of Parent's Certificate of Incorporation or bylaws, or violate any statute or regulation, or any judgment, order, injunction, decree or ruling of any court or governmental authority, or result in any breach of any of the terms or provisions of, or result in a default under, or invalidate or give any other party any right of cancellation or termination of any agreement, contract, license or commitment to which Parent is a party or by which Parent is bound. This Agreement has been duly authorized by the Board of Directors of Parent and, upon approval by the stockholders of Parent of the issuance of Parent Common Stock pursuant to this Agreement and the Merger Agreement, will be duly authorized by all necessary corporate action on the part of Parent and is binding on and enforceable against Parent in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

        c. ISSUANCE OF PARENT COMMON STOCK. Upon issuance of the shares of Parent Common Stock pursuant to Section 2.1 of this Agreement, such shares of Parent Common Stock will be duly authorized by all necessary corporate action on the part of Parent and will be validly issued, fully paid and non-assessable, and will not be subject to any encumbrance imposed by Parent, other than under applicable securities laws or the Stockholders Agreement.

        d. REPRESENTATIONS IN MERGER AGREEMENT. Parent repeats the representations and warranties set forth in Article III of the Merger Agreement, subject to such exceptions as set forth in the Parent Schedule (as defined in the Merger Agreement), for the benefit of DSA.

SECTION 4. GENERAL

    4.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

        If to MSC:


                                       MSC.Software Corporation
                                       815 Colorado Blvd.
                                       Los Angeles, California 90041-1777
                                       Attention: President
                                       Facsimile: (323) 259-3838

                                       with a copy (not constituting notice) to:

                                       O'Melveny & Myers LLP
                                       400 South Hope Street
                                       Los Angeles, California 90071-2899
                                       Attention: Richard A. Boehmer, Esq.
                                       Facsimile: (213) 430-6407

        If to DSA or DS:


                                       Dassault Systemes of America Corp.
                                       6320 Canoga Avenue
                                       Trillium East Tower
                                       Suite 300
                                       Woodland Hills, CA 91367
                                       Attention: Philippe Forestier
                                       Facsimile: (818) 999-3535

                                       with a copy to:

                                       Dassault Systemes
                                       9 quai Marcel Dassault
                                       BP 310
                                       92156 Suresnes, Cedex France
                                       Attention: Thibault de Tersant
                                       Facsimile: 011-33-1-55-49-82-55

    4.2 BINDING ON SUCCESSORS; SURVIVAL. This Agreement shall inure to the benefit of and be binding on the parties hereto and on each of their respective heirs, executors, administrators, personal representatives, successors and assignees. The representations, warranties and covenants of DSA, DS and Parent contained in or made pursuant to this Agreement shall survive the Closing Date.

    4.3 SEVERABILITY; HEADINGS; ENTIRE AGREEMENT. Should any provision or portion of this Agreement be held unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding, unless to do so would alter substantially the intended effect of this Agreement or cause a substantial hardship for any party hereto. The descriptive headings of the Sections of this Agreement are for convenience only and do not constitute a part of this Agreement. This Agreement and the exhibits to the Merger Agreement to which DSA is a party contain the entire agreement and understanding of the parties hereto, and incorporates all prior and contemporaneous discussions, agreements and understandings between the parties with respect to the subject matter hereof.

    4.4 GOVERNING LAW. This Agreement, and the legal relations between the parties with respect hereto, shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such state without regard to conflict of law doctrines.

    4.5 COUNTERPARTS. This Agreement and any amendment hereto may be executed in one or more counterparts and by different parties in separate counterparts. Such counterparts shall constitute one and the same agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party.

    4.6 ATTORNEY'S FEES. In the event of any action by any party arising under or out of, in connection with or in respect of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in such action.

    4.7 MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or cancelled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

    4.8 TERMINATION. This Agreement shall terminate immediately upon any termination of the Merger Agreement pursuant to Article VII thereof.

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date provided first written above.

                                                       DASSAULT SYSTEMS OF AMERICA CORP.

                                                       By:            /s/ PHILIPPE FORESTIER
                                                              --------------------------------------
                                                       Name:  Philippe Forestier
                                                       Title: CHIEF EXECUTIVE OFFICER

                                                       MSC.SOFTWARE CORPORATION

                                                       By:                /s/ FRANK PERNA
                                                              --------------------------------------
                                                       Name:  Frank Perna
                                                       Title: CHIEF EXECUTIVE OFFICER

                                                       DASSAULT SYSTEMES

                                                       By:            /s/ THIBAULT DE TERSANT
                                                              --------------------------------------
                                                       Name:  Thibault de Tersant
                                                       Title: EXECUTIVE VICE PRESIDENT

                                   APPENDIX D
                      OPINION OF A.G. EDWARDS & SONS, INC.


                                  [LETTERHEAD]

                                  May 2, 2001

The Board of Directors
MSC.Software Corporation
815 Colorado Boulevard
Los Angeles, CA 90041

Gentlemen:

    You have requested our opinion as to the fairness, from a financial point of view, to the shareholders (the "Shareholders") of outstanding shares of common stock of MSC.Software Corporation (the "Company") of the acquisition of Advanced Enterprise Solutions, Inc. ("AES") (the "Transaction") via (i) a merger by and between AES Acquisition Corporation ("Acquisition Sub"), a wholly-owned subsidiary of the Company, and AES according to the terms contained in the Agreement and Plan of Merger ("Merger Agreement") and (ii) a Stock Purchase Agreement by and between the Company and Dassault Systemes of America Corporation anticipated to be signed by both parties on or around May 2, 2001. Under the terms of the Merger Agreement, AES will merge with and into Acquisition Sub, the separate corporate existence of AES shall cease and Acquisition Sub shall continue as a wholly-owned subsidiary of the Company. Concurrent with the Transaction, Acquisition Sub will change its name to Advanced Enterprise Solutions. The Transaction is expected to close on or around August 31, 2001 pending Company shareholder approval and satisfaction of other customary conditions. The exact terms and conditions of the Transaction are contained in the Merger Agreement and Stock Purchase Agreement.

    A.G. Edwards & Sons, Inc. ("A.G. Edwards"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate or other purposes. We are not aware of any present or contemplated relationship between A.G. Edwards, the Company, AES, or the directors, officers or shareholders of any of the preceding companies, which in our opinion would affect our ability to render a fair and independent opinion in this matter.

    In connection with this opinion, A.G. Edwards' activities included, but were not limited to, the following:

     i.) A review of the draft Merger Agreement dated May 2, 2001, the draft
         Stock Purchase Agreement dated May 2, 2001 and discussions with Company management concerning the proposed structure;

    ii.) A discussion with the managements of the Company and AES, respectively, regarding the past and current business operations, financial condition and future prospects of the companies, as well as information relating to the industries of the businesses;

    iii.) A review of historical and interim financial statements for the Company and AES and certain financial analyses and forecasts for the Company and AES and the combined company prepared by Company management and reviewed by the management of AES;

    iv.) A review of certain publicly-available historical audited financial statements and certain unaudited financial statements for the Company;

                                                                    [LETTERHEAD]

    v.) A review of audited financial statements for the years ended
        December 31, 1998, 1999 and 2000 and certain unaudited financial information for AES;

    vi.) A review of the publicly reported historical price and trading activity for the Company's common shares, including a comparison of certain financial and stock market information for the Company, with similar publicly-available information for certain other publicly traded securities and composites thereof;

   vii.) A review of the market data for stocks of companies in the same or similar lines of business as the Company and AES, respectively;

   viii.) A review of the financial terms of certain acquisitions which A.G.
          Edwards deemed relevant for analytical purposes;

    ix.) An analysis of the pro forma financial statements of the Company giving effect to the Transaction and certain synergies as estimated by management of the Company;

    x.) A review of a range of valuations of AES based on discounted present values of its projected cash flows; and

    xi.) Other analyses which A.G. Edwards considered appropriate.

    In preparing its opinion, A.G. Edwards has assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or that was supplied or otherwise made available, including certain financial statements and financial projections provided to A.G. Edwards by the Company. We have not been engaged to, and therefore we have not, verified the accuracy or completeness of any of such information. A.G. Edwards has been informed and assumed that the financial projections supplied to, discussed with or otherwise made available to us reflect the best currently available estimates and judgments of the managements of the Company and AES as to the expected future financial performance of the Company and AES on a stand-alone basis. A.G. Edwards has not independently verified such information or assumptions, nor do we express any opinion with respect thereto. We have not made any independent valuation or appraisal of the assets or liabilities of the Company or AES, nor have we been furnished with any such appraisals. A.G. Edwards has relied upon the assurances of the managements of the Company and AES that they are not aware of any facts that would make such information inaccurate or misleading.

    In performing its analyses, A.G. Edwards made numerous assumptions with respect to the industries in which the Company and AES operate, the various segments of the industries in which the Company and AES operate, general business and economic conditions and government regulations, which are beyond the control of the Company and AES. The analyses performed by A.G. Edwards are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of A.G. Edwards' analysis of the fairness, from a financial point of view, to the Shareholders of the Transaction and are being provided to the Board of Directors of the Company (the "Board") in connection with the delivery of this opinion.

    A.G. Edwards' opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Our opinion as expressed herein, in any event, is limited to the fairness, from a financial point of view, to the Shareholders of the Transaction. In rendering its opinion, A.G. Edwards has assumed the Transaction will be consummated on the terms contained in the Merger Agreement and Stock Purchase Agreement, without any waiver of any material terms or conditions by the Company.

                                                                    [LETTERHEAD]

    It is understood that this letter is for the information of the Board and the Company's management and, except as required by law, may not be reproduced, summarized, described, characterized, excerpted from, referred to or given to any other person for any purpose without our prior written consent (which will not be unreasonably withheld) except that this opinion may be included in its entirety and the procedures followed in rendering this opinion may be summarized (such summary to be reviewed and approved by A.G. Edwards) in any proxy, tender offer or other materials which may be distributed to the Shareholders regarding the Transaction. This opinion is not intended to be and does not constitute a recommendation to any Shareholder as to how to vote with respect to the Transaction.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction is fair, from a financial point of view, to the Shareholders.

                                                       Very truly yours,
                                                       A.G. EDWARDS & SONS, INC.

                                                       By:             /s/ RODERIC R. ESSEN
                                                            -----------------------------------------
                                                                         Roderic R. Essen
                                                              MANAGING DIRECTOR--INVESTMENT BANKING

                                   APPENDIX E
                          THE MSC.SOFTWARE CORPORATION
                             2001 STOCK OPTION PLAN

1. THE PLAN.

    1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and other eligible persons through the grant of equity incentives, and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under
Section 3. Capitalized terms used herein are defined in Section 5.

    1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

        1.2.1 COMMITTEE. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by unanimous written consent of its members.

        1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

           (a) determine eligibility and the particular Eligible Persons who will receive Options;

           (b) grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

           (c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

           (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Options held by Eligible Persons, subject to any required consent under
       Section 4.6;

           (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

           (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

    Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.

        1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

        1.2.5 BIFURCATION OF PLAN ADMINISTRATION & DELEGATION. Subject to the limits set forth in the definition of Committee in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

    1.4  SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

        1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

        1.4.2 SHARE LIMITS. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 2,000,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors is 60,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 500,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this
    Section 1.4 and Section 4.2.

        1.4.3  SHARE LIMIT; REPLENISHMENT AND REISSUE OF UNVESTED OPTIONS.   No
    Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus
    (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

    1.5 GRANT OF OPTION. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    1.6 OPTION PERIOD. Any Option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

    1.7  LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS.

        1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

        1.7.2 PROCEDURE. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or 3.3, as the case may be.

        1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

    1.8  NO TRANSFERABILITY.

        1.8.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;
    (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

        1.8.2 EXCEPTIONS. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding
    Section 1.8.3).

        1.8.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8.1 will not apply to:

           (a) transfers to the Corporation,

           (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (c) transfers pursuant to a QDRO if approved or ratified by the Committee,

           (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

           (e) the authorization by the Committee of cashless exercise procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

2. ELIGIBLE PERSON OPTIONS.

    2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to
Section 2.4, or a Nonqualified Stock Option.

    2.2  OPTION PRICE.

        2.2.1 PRICING LIMITS. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in all cases will not be less than 100% (110% in the case of a Participant described in Section 2.4.3) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof. Except as set forth in Section 4.2, the Committee shall not amend, or cancel and regrant, any Option in order to reduce the purchase price per Share of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the date of grant without stockholder approval.

        2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or
    (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

    2.3  VESTING; OPTION PERIOD.

        2.3.1 VESTING. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.

        2.3.2 OPTION PERIOD. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

    2.4  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

        2.4.1 $100,000 LIMIT. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        2.4.2 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4.3 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5 CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS/NO REPRICING. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment, cancellation and regrant, or other adjustment to an Option shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, subject to
Section 2.2, for among other changes, for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

    2.6 OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3. NON-EMPLOYEE DIRECTOR OPTIONS.

    3.1 PARTICIPATION/COMMENCEMENT. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of EXHIBIT A hereto. No Option shall be granted under the 2001 Plan to any Non-Employee Director until the earlier of (i) the termination of the 1998 Plan (for any reason), or (ii) the lack of capacity under Section 3 of the 1998 Plan to grant further Non-Employee Director Options.

    3.2  OPTION GRANTS.

        3.2.1 INITIAL OPTIONS. After approval of this Plan by the stockholders of the Corporation and after the commencement of this Section 3 of the Plan upon the earlier occurrence of (i) or (ii) as listed in Section 3.1 above (the "Commencement Date"), if any person who is not then an officer or employee of the Company becomes a Non-Employee Director, on the date such person is first elected to the Board, such person will automatically be granted (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

        3.2.2 SUBSEQUENT ANNUAL OPTIONS. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in the following year after the year in which the Commencement Date occurs, there will be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then in office to purchase 3,000 shares of Common Stock.

        3.2.3 MAXIMUM NUMBER OF OPTIONS/SHARES. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.2 will be prorated within such limitation.

    3.3 OPTION PRICE. The purchase price per Share of the Common Stock covered by each Option granted pursuant to Section 3.2 will be 100% of the Fair Market Value of the Common Stock on the Option Date. The purchase price of any Shares purchased shall be paid in full at the time of each purchase either in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash; provided that any Shares used for such payment must be owned by the Participant at least six months prior to the date of such exercise. Except as set forth in
Section 4.2, the Committee shall not amend, or cancel and regrant, any Option in order to reduce the purchase price per Share of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the date of grant without stockholder approval.

    3.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under
Section 3.2 and all rights or obligations hereunder will expire on the day before the fifth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become 100% vested and exercisable on the day before the first anniversary of the Option Date.

    3.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board terminate for any reason, an Option granted pursuant to
Section 3.2 that is held by such Participant will terminate to the extent that it is not then exercisable, and any portion of such Option that is then exercisable may be exercised for only six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

    3.6  ADJUSTMENTS; ACCELERATION; TERMINATION.  Options granted under
Section 3.2 will be subject to adjustments, accelerations, and terminations as provided in Section 4.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of a Change in Control is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, or is otherwise consistent with adjustments to Options held by persons other than executive officers of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).

4. OTHER PROVISIONS.

    4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

        4.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        4.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment

    (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.

        4.1.3 PLAN NOT FUNDED. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

    4.2  ADJUSTMENTS; ACCELERATION.

        4.2.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

           (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options,
       (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

           (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

        4.2.2 ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become fully vested and immediately exercisable.

    However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

        4.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or
    (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

    4.3 EFFECT OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

        4.3.1 OPTIONS--RESIGNATION OR DISMISSAL. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than due to Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. In the case of a termination for cause, the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

        4.3.2 OPTIONS--DEATH OR DISABILITY. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or
    Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

        4.3.3 OPTIONS--RETIREMENT. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

        4.3.4 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
    Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

    4.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    4.5  TAX WITHHOLDING.

        4.5.1 CASH OR SHARES. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

        4.5.2 TAX LOANS. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law, may establish.

    4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

        4.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

        4.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.

        4.6.3 AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

        4.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

    4.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

    4.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

    4.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.

    4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

        4.10.1 CHOICE OF LAW. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of Delaware.

        4.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

        4.10.3  PLAN CONSTRUCTION.

           (a) RULE 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

           (b) SECTION 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to
       Section 162(m) will qualify as performance-based compensation under
       Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.

        This Plan will be interpreted consistent with such intent.

    4.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

    4.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

    4.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5. DEFINITIONS.

    "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

    "BOARD" means the Board of Directors of the Corporation.

    "CHANGE IN CONTROL EVENT" means any of the following:

        (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

        (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

        (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary;

        (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 30% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

        (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMISSION" means the Securities and Exchange Commission.

    "COMMITTEE" shall mean the Board or any one or more committees of directors appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

    "COMMON STOCK" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under
Section 4.2 of this Plan.

    "COMPANY" means, collectively, the Corporation and its Subsidiaries.

    "CORPORATION" means MSC.Software Corporation, a Delaware corporation, and its successors.

    "DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

    "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or other employee of the Company.

    "ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    "FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

    "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

    "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

    "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

    "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under
Section 3 shall be Nonqualified Stock Options.

    "OPTION AGREEMENT" means any writing setting forth the terms of an Option that has been authorized by the Committee.

    "OPTION DATE" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Section 3, the applicable dates set forth therein.

    "OTHER ELIGIBLE PERSON" means any individual consultant or advisor who or, to the extent provided in the next sentence, agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; provided, however, that no person shall be selected as an Other Eligible Person if such person's participation in this Plan would adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

    "PARTICIPANT" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under
Section 3.2 of this Plan.

    "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.

    "PLAN" means this The MSC.Software Corporation 2001 Stock Option Plan.

    "QDRO" means a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

    "RULE 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

    "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

    "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

    "SHARE" means a share of Common Stock.

    "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

    "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

                                   EXHIBIT A
                            MSC.SOFTWARE CORPORATION
                             2001 STOCK OPTION PLAN
                          NON-EMPLOYEE DIRECTOR STOCK
                                OPTION AGREEMENT

    THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "AGREEMENT") dated
as of the       day of             ,       , by and between MSC.Software
Corporation, a Delaware corporation (the "CORPORATION"), and             , (the
"DIRECTOR").

                                R E C I T A L S

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the MSC.Software Corporation 2001 Stock Option Plan (the "Plan").

    WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to
the Director effective as of the       day of             ,       (the "OPTION
DATE") a stock option to purchase all or any part of             shares of the
Corporation's Common Stock ("COMMON STOCK") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of shares of the Common Stock (the "SHARES") at the price of
$            per share (the "OPTION"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the fifth anniversary of the Option Date (the "EXPIRATION DATE"). Such price equals not less than the Fair Market Value of a Share on the Option Date.

    3. EXERCISABILITY OF OPTION. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable as to 100% of the Shares on the day before the first anniversary of the Option Date.

    To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

    4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws, and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in Section 3.5 of the Plan.

    5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR                                               MSC.SOFTWARE CORPORATION
                                                       (a Delaware corporation)

-------------------------------------------
SIGNATURE

                                                       By:
-------------------------------------------                 -----------------------------------------
PRINT NAME

                                                       Its:
-------------------------------------------                 -----------------------------------------
ADDRESS

-------------------------------------------
CITY, STATE, ZIP CODE

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Agreement by MSC.Software
Corporation, I,                     , the spouse of the Director therein named,
do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date:                                              -------------------------------------------
-------------------------------------------        SIGNATURE OF SPOUSE

                             YOUR VOTE IS IMPORTANT



                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE

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                            MSC.SOFTWARE CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS JULY 18, 2001


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            MSC.SOFTWARE CORPORATION


     The undersigned hereby appoints Frank Perna, Jr. and Louis A. Greco, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of MSC.Software Corporation to be held on July 18, 2001, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated June 15, 2001, receipt of which is hereby acknowledged by the undersigned.


     THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTOR NOMINEE, (2) FOR THE ISSUANCE OF STOCK IN CONNECTION WITH THE ACQUISITION OF ADVANCED ENTERPRISE SOLUTIONS, INC., (3) FOR THE 2001 STOCK OPTION PLAN, AND (4) FOR THE RATIFICATION OF THE ACCOUNTANTS.

                This proxy is valid only when signed and dated.

                               See Reverse Side



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                           ^ FOLD AND DETACH HERE ^

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THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEE ON PROPOSAL 1, FOR
PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 BY INDICATING YOUR CHOICE BELOW:


                                                               Please mark
                                                               your choice /X/
                                                               like this


                                               WITHHOLD
                                       FOR     AUTHORITY
(1) The election of the nominee for    / /      / /
    director specified in the Proxy
    Statement to Class I of the Board.


    Frank Perna, Jr.



                                                          FOR  AGAINST  ABSTAIN
(2) Approval of the issuance of stock in connection       / /    / /      / /
    with the acquisition of Advanced Enterprise
    Solutions, Inc.

(3) Approval of the 2001 Stock Option Plan.               / /    / /      / /

(4) Ratification of the appointment of Ernst & Young LLP  / /    / /      / /
    to serve as the Company's independent auditors for fiscal year 2001.

(5) Any other matters as may properly come before the     / /    / /      / /
    meeting or any adjournment thereof. As to these other matters, the undersigned hereby confers discretionary authority.

                           Dated: _________________, 2001

                           __________________________________________________
                           (Please print name)

                           __________________________________________________
                           (Signature of holder of common stock)

                           __________________________________________________
                           (Signature if held jointly)

                           NOTE: Please sign exactly as your name is printed.
                                 Each joint tenant should sign. Executors, administrators, trustees and guardians should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by an authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

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                            ^ FOLD AND DETACH HERE ^